                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07751

                             Nuveen Multistate Trust IV
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           --------------

                      Date of fiscal year end: May 31
                                               ------

                      Date of reporting period: May 31, 2004
                                                ------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

--------------------------------------------------------------------------------


Nuveen Investments
Municipal Bond Funds
--------------------------------------------------------------------------------
                                               Annual Report dated May 31, 2004
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]



Nuveen Kansas Municipal Bond Fund
Nuveen Kentucky Municipal Bond Fund
Nuveen Michigan Municipal Bond Fund
Nuveen Missouri Municipal Bond Fund
Nuveen Ohio Municipal Bond Fund
Nuveen Wisconsin Municipal Bond Fund


[LOGO] Nuveen Investments

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                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger

                                 "No one knows
                                what the future
                               will bring, which
                                is why we think
                                a well-balanced
                               portfolio. . . is
                                 an important
                                 component in
                                achieving your
                                   long-term
                               financial goals."



Dear Shareholder,

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income. For more specific information about the performance of your Fund, please see the Portfolio Managers' Comments and Fund Spotlight sections of this report.

With interest rates near historically low levels, many have begun to wonder whether interest rates will rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

I'd also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Investments Fund shareholders already have signed-up, and they are getting their Fund information faster and helping to lower Fund expenses. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

July 15, 2004


                             Annual Report  Page 1

  Portfolio Managers' Comments

  Portfolio managers Scott Romans and Dan Solender examine economic and market conditions, key investment strategies, and the performance of the Nuveen Kansas, Kentucky, Michigan, Missouri, Ohio and Wisconsin Municipal Bond Funds. Scott, with 4 years of investment experience, assumed primary management responsibility for the Kansas, Missouri and Wisconsin Funds in 2003. Dan, with 17 years of investment experience, began managing the Kentucky, Michigan and Ohio Funds in 2003.

--------------------------------------------------------------------------------

What factors had the greatest influence on the United States economy and the municipal market during the 12-month reporting period ended May 31, 2004?

While interest rates fluctuated over the 12-month period in response to changing investor perceptions about future economic growth, bond yields generally remained at comparatively low historical levels. When this reporting period began, most measures showed that the U.S. economic growth rate was still relatively sluggish. A growing amount of data, however, suggested that conditions were likely to improve later in 2003. Indeed, during the third quarter of last year, the U.S. gross domestic product grew at an annualized rate of 8.2 percent, more than double the second quarter's performance and the fastest annualized quarterly growth rate in nearly 20 years. Although this rapid pace was not considered sustainable, the economy continued to turn in steady performance for the rest of the 12-month reporting period, expanding by an annualized 4.1 percent in the fourth quarter of 2003 and an annualized 3.9 percent in the first three months of 2004.

Continued low interest rates were a major reason for the strong pace of economic growth. When the reporting period began, short-term rates were at their lowest levels in more than four decades. In June 2003, the Federal Reserve Board cut short-term rates even further, providing a very favorable backdrop for the fixed-income markets. Conditions for bonds were especially positive in the immediate aftermath of this rate cut, with long-term yields generally falling and prices rising accordingly (bond yields and prices move in opposite directions). In particular, as investors became more confident in the sustainability of the economic recovery, many looked to higher-yielding bonds because of the income they provided against a backdrop of historically low interest rates.

In July and August 2003, amid growing evidence of economic recovery, fears of inflation and rising interest rates led to a period of rapidly rising bond yields. However, this spike in yields turned out to be short lived, as surprisingly weak employment data suggested the economy was still vulnerable and a significant increase in the rate of inflation failed to materialize. In September 2003, bond yields started a generally steady decline that lasted until March 2004. In the last months of this reporting period, as unmistakable signs of rising prices surfaced, investors became convinced that a near-term hike in short term rates was coming from the Fed and sent long-term bond yields to their highest levels of the 12-month period.

For the first several months of this reporting period, new municipal bond supply was substantial, as issuers took advantage of historically low rates to refinance debt. Beginning in the summer of 2003, however, less attractive yields led to a decline in municipal issuance. This decline persisted into the first five months of 2004, during which the supply of new bonds was $148 billion nationwide, a 6 percent decline compared to the same time period in 2003. Despite this national decrease, of the six funds profiled in this report, only Michigan experienced a drop in issuance, with its supply falling more than 31 percent compared

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 2

Class A Shares--
Average Annual Total Returns on NAV as of 5/31/04
--------------------------------------------------------------------------------

                                              1-Year 5-Year  10-Year
                                              -----------------------
           Nuveen Kansas Municipal Bond
             Fund                             -1.02%  4.35%     5.53%
           Lipper Kansas Municipal Debt
             Funds category average/1/        -0.20%  4.01%     4.88%
           Lehman Brothers Municipal Bond
             Index/2/                         -0.04%  5.49%     6.33%
           ----------------------------------------------------------
           Nuveen Kentucky Municipal Bond
             Fund                              0.90%  4.53%     5.64%
           Lipper Kentucky Municipal Debt
             Funds category average/1/        -0.14%  3.94%     5.28%
           Lehman Brothers Municipal Bond
             Index/2/                         -0.04%  5.49%     6.33%
           ----------------------------------------------------------
           Nuveen Michigan Municipal Bond
             Fund                             -0.27%  4.72%     5.64%
           Lipper Michigan Municipal Debt
             Funds category average/1/        -1.20%  4.36%     5.49%
           Lehman Brothers Municipal Bond
             Index/2/                         -0.04%  5.49%     6.33%
           ----------------------------------------------------------
           Nuveen Missouri Municipal Bond
             Fund                             -0.28%  4.45%     5.53%
           Lipper Missouri Municipal Debt
             Funds category average/1/        -1.09%  4.39%     5.41%
           Lehman Brothers Municipal Bond
             Index/2/                         -0.04%  5.49%     6.33%
           ----------------------------------------------------------
           Nuveen Ohio Municipal Bond Fund    -0.62%  4.34%     5.32%
           Lipper Ohio Municipal Debt Funds
             category average/1/              -1.09%  4.24%     5.33%
           Lehman Brothers Municipal Bond
             Index/2/                         -0.04%  5.49%     6.33%
           ----------------------------------------------------------
                                                              Since
                                              1-Year 5-Year Inception
                                              -----------------------
           Nuveen Wisconsin Municipal Bond
             Fund                             -0.33%  4.43%     5.40%
           Lipper Other States Municipal Debt
             Funds category average/1/        -0.55%  4.09%     5.07%
           Lehman Brothers Municipal Bond
             Index/2/                         -0.04%  5.49%     6.33%
           ----------------------------------------------------------

Performance quoted represents past performance which is no guarantee of future results. Current performance may be lower or higher than the performance shown. Total Returns at NAV do not reflect the imposition of the maximum sales charge which would reduce returns.

with the first five months of 2003. Issuance of Missouri municipal debt remained essentially unchanged period over period, while Kansas, Kentucky, Ohio and Wisconsin, saw their new bond supply increase 142 percent, 17 percent, 16 percent, and 72 percent, respectively, when comparing January through May 2004 with the first five months of 2003.

How did the Funds perform during the 12 months ended May 31, 2004?

The accompanying chart provides performance information for the six Nuveen Investments Funds discussed in this report (Class A shares at net asset value) for the 12 months ending May 31, 2004 as well as other historical periods. The chart also compares the Funds' performance to the national Lehman Brothers Municipal Bond Index and to their respective state specific Lipper peer fund category average. The reasons for each Fund's variance from the national Lehman Brothers Index and corresponding state-specific Lipper fund category are discussed later in the report. While we believe that comparing the performance of a state Fund with that of a national municipal index may offer some insights into how the Fund performed relative to the general municipal market, we also think that closely comparing the results of state funds with a national average is difficult since most of the national index's results come from out-of-state bonds.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will


--------------------------------------------------------------------------------

1For each state, the Lipper peer group returns shown represent the average annualized total return for all reporting funds for the periods ended May 31, 2004. The Lipper peer categories contained 11, 10 and 6 funds in the Lipper Kansas Municipal Debt Funds Category, 17, 16 and 7 funds in the Lipper Kentucky Municipal Debt Funds Category, 39, 37 and 23 funds in the Lipper Michigan Municipal Debt Funds Category, 21, 20 and 14 funds in the Lipper Missouri Municipal Debt Funds Category, 42, 37 and 26 funds in the Lipper Ohio Municipal Debt Funds Category and 65, 51 and 28 funds in the Lipper Other States Municipal Debt Funds Category for the respective one-, five- and ten-year periods ended May 31, 2004. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
2The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.

                             Annual Report  Page 3
hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII which will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of May 31, 2004, the Nuveen Kansas, Kentucky, Michigan, Missouri, Ohio and Wisconsin Municipal Bond Funds had negative UNII.

What strategies were used to manage these Funds during the 12 months ended May 31, 2004, and how did these strategies influence performance during the period?

Each Fund's recent performance varied based upon a variety of unique circumstances. We outline these circumstances below, as well as provide more information about our management tactics in response to these circumstances.

Kansas

During the past 12 months, the Kansas economy continued to benefit from its core strengths, namely highly affordable housing and a low cost of doing business. On the other hand, the state's heavily farm-based economy remained exposed to volatile weather and fluctuating prices. Kansas' economic health is heavily tied to that of Sprint and Boeing, two large employers in the state that have been through tough times. Sprint, the largest employer in Kansas, has been especially challenged, having to lay off a number of workers in recent years. Nevertheless, in May 2004 Kansas' unemployment rate fell to 4.7 percent, below the national average of 5.6 percent. As of the end of the period, Moody's gave the state a credit rating of Aa1 with a negative outlook, while Standard & Poor's rated Kansas AA+ with a negative outlook.

The total return of the Nuveen Kansas Municipal Bond Fund underperformed that of both the Lipper Kansas Municipal Debt Funds category average and the national Lehman Brothers Municipal Bond Index for the 12-month period ended May 31, 2004. The Fund's Portfolio was hampered somewhat by having a relatively long duration. This meant that the Fund was more sensitive to changes in interest rates, an undesirable situation as rates rose significantly over the period. At the same time, the Fund's total return was helped by security selection in the healthcare sector. Four of the top contributors to portfolio results were hospital bonds, including positions in Wichita Via Christi Health, Colby Health Citizens Medical Center, and Newton Healthcare. Also helping performance was the recovery of an existing position in Puerto Rico bonds backed by revenues from American Airlines. These bonds enjoyed a 73% gain in total return during the period, thanks to increased optimism about the strength of the airline industry.

During the period the Fund faced calls of approximately $3 million worth of its holdings in single-family housing bonds issued by Sedgwick and Shawnee counties. These bonds offered high coupon payments and were prone to extraordinary redemption activity as homeowners prepaid mortgages in a continued environment of relatively low mortgage rates. With these and other available proceeds, we sought when possible to buy insured premium-coupon bonds offering maturity dates of 15 to 20 years. Given their defensive nature in a rising rate environment and the flatness of the yield curve beyond 20 years, we believed that these securities provided better values than longer bonds, which offered little more income but considerably more interest-rate risk. Also, we looked to sell some of the Fund's holdings with 25-year or longer maturities; as we believed these were the most vulnerable to an expected increase in interest rates. Finally, as lower-rated bonds enjoyed strong performance during the period, we looked for opportunities to increase the Fund's credit quality by selling those securities that had become overly concentrated after a period of strong performance.

Kentucky

Kentucky's economy remained stable and experienced broad-based improvements across its


                             Annual Report  Page 4
major industries. The state's service sector provided the biggest positive influence on the state's economic progress, helping offset declines in the manufacturing sector. In May 2004 the state's unemployment rate fell to 5.4 percent, slightly below the national average. Kentucky's budget for the 2004 fiscal year, adopted several months before the end of the reporting period, was balanced through the use of one-time revenues and financial reserves, closing a gap of $400 million. The state's proposed 2005-06 budget calls for nearly $15 billion in general fund appropriations, does not resort to tax increases, and relies less on one-time revenue sources than past budgets did. At period end, Kentucky had credit ratings of Aa2 with a negative outlook from Moody's and AA-with a stable outlook from Standard & Poor's.

The total return of the Nuveen Kentucky Municipal Bond Fund, although modest in absolute terms, outperformed the return of both the Lipper Kentucky Municipal Debt Funds category average and the national Lehman Brothers Municipal Bond Index over the reporting period. The Fund benefited from an allocation to A-rated and BBB-rated bonds, both of which enjoyed favorable relative performance during the period. Also helping the portfolio's results was a weighting in industrial development, hospital and higher-education bonds, with securities issued by Appalachian Regional Healthcare and Clark Regional Medical Center being the best individual performers during the period. By contrast, the Fund's worst-performing investments tended to be those with long durations. Long-duration bonds tend to suffer when interest rates are rising, as was the case for the period. For example, the Fund's results were hampered by insured zero-coupon bonds issued by Norton Healthcare and due to mature in 2028.

Portfolio-management activity during the period centered on purchasing relatively defensive bonds in the long-intermediate area of the yield curve. These bonds were bought at a premium and generally provided coupon payments of between 5 and 5.25 percent and had maturity dates from 2019 to 2024, the range where we believed the most value could be found for our shareholders. We also looked to sell long-duration bonds with lower coupons because of their vulnerability to the effects of rising interest rates.

Michigan

Michigan's economy, heavily dependent on manufacturing, remained mired in recession, beset by continued job losses and the weak financial position of state residents. Particularly hard hit have been Michigan's auto manufacturers and suppliers, who are vulnerable to an expected decline in vehicle sales. The state's service industries, along with the biotechnology sector, are expanding, though not quickly enough to offset the losses elsewhere in the economy. Michigan's jobless rate, at 6.5 percent in May 2004, remained high compared to the national average but below its December peak of 6.9 percent. The state's economic challenges were a major reason for the state's deteriorating fiscal health. In the 2003 fiscal year, Michigan borrowed $1.3 billion to fund operations. With another deficit projected for the 2004 fiscal year, the state issued $1.3 billion worth of short-term debt to cover the shortfall. These were significant contributing factors to the late-2003 decision of both Moody's and Standard & Poor's to downgrade Michigan's general obligation debt. At period end, the state had credit ratings of Aa1 (Moody's) and AA+ (Standard & Poor's).

The total return of the Nuveen Michigan Municipal Bond Fund outperformed that of the Lipper Michigan Municipal Debt Funds category average, and underperformed the total return of the national Lehman Brothers Municipal Bond Index for the 12 month period ended May 31, 2004. The Fund's relatively large weighting in lower-investment-grade bonds contributed to these relatively solid results. Several of the Fund's lower-rated holdings performed extremely well during the period as investors became more confident in issuers' financial prospects. Also boosting performance was a significant exposure to pre-refunded securities, which are backed by escrowed


                             Annual Report  Page 5

U.S. government securities. Because such bonds are priced to their near-term call dates instead of their maturity dates, their durations are relatively short, a feature that helped results as interest rates rose during the second half of the period. These pre-refunded bonds occupied over 19 percent of the portfolio on May 31, 2004. Although this stake was helpful to performance, we looked to reduce the Fund's large weighting in this sector.

Another strategy we adopted during the period was to reduce our exposure to certain credits that had grown to represent a larger-than-desired portion of the Fund's portfolio. This was particularly true of some of our lower-rated holdings, which benefited as the economy improved and investors became increasingly comfortable with investment risk. For example, we sold some of our stake in bonds issued by healthcare issuer Detroit Medical Center. The Fund owned these securities in past years, holding on through periods of poor price performance. During the past year these bonds recovered sharply, leading us to sell a portion of our position to reduce our exposure to these credits and further diversify the Fund's assets.

Missouri

As of May 31, 2004, Missouri had the highest possible credit ratings from both Moody's and Standard & Poor's, Aaa and AAA, respectively. These ratings reflected the state's well-managed fiscal operations and solid financial reserves. Despite this strength, the state's job-creation potential remained relatively weak, though employment did finally turn positive following a deep manufacturing recession. Missouri's financial health continued to benefit from a relatively diverse economic base, anchored by the wholesale trade, transportation, communications, utilities, and manufacturing sectors. In fiscal year 2004, for the third consecutive year, the state's tax collections were lower than expected. For the 2005 fiscal year, Governor Holden's proposed budget reduces the state's reliance on one-time revenues and is to be balanced in part through the use of gaming and cigarette taxes. During the reporting period, the state's job market endured many challenges, although Missouri's unemployment rate of 5.1 percent in May 2004 remained below average due in part to the state's shrinking labor force.

During the past 12 months, the Fund's return outperformed its state-specific Lipper peer group average and underperformed the national Lehman Brothers Municipal Bond Index. The Fund's duration was slightly higher than that of the Lehman Brothers index during the beginning of the period. With interest rates generally rising over the course of the period, the Fund's performance was hurt by its long-duration holdings. In particular, its position in zero-coupon bonds hindered results. Since zero-coupon bonds do not provide regular coupon payments, they are very sensitive to changes in rates. At the same time, the Fund benefited from its position in Puerto Rico securities backed by American Airlines revenues. These bonds were upgraded during the period, and the increased confidence in the financial position of American Airlines added to their performance.

Our management approach during the period was to seek to buy insured bonds trading at a premium and with 15- to 20-year maturity dates. We believed the flatness of the yield curve beyond the 20-year maturity gave us the opportunity to obtain nearly as much income as available from longer bonds but without assuming the additional interest-rate risk. We also sought to sell the Fund's longest bonds, especially those with maturity dates exceeding 25 years. In an environment in which further increases in interest rates were expected, we believed it was prudent to take advantage of attractive retail prices and moderate the Fund's sensitivity to higher rates in the future. Also, with the Fund's lower-rated securities benefiting from a favorable market environment, we looked to sell some of our holdings that enjoyed strong performance, thus enabling us to improve the Fund's credit quality as well as reduce its concentration in positions that had grown to larger-than-desired portions of the portfolio.


                             Annual Report  Page 6

Ohio

Like Michigan, Ohio, having lost more than 200,000 jobs during the past three years, remained in recession. Despite slowing job losses, Ohio's manufacturing sector has been particularly hard hit by the economic downturn and shown no signs of a turnaround. As of May 2004, the state's unemployment rate stood at
5.6 percent, an improvement over the prior year. At the end of the reporting period, Ohio's general obligation debt maintained a credit rating of Aa1 with a negative outlook from Moody's and an AA+ rating with a stable outlook from Standard & Poor's. Moody's negative outlook reflected continued shortfalls in tax receipts, substantially depleted financial reserves, and rising budget gaps expected to persist in the 2005 fiscal year.

The total return of the Nuveen Ohio Municipal Bond Fund outperformed its state-specific Lipper peer group average and underperformed the national Lehman Brothers Municipal Bond Index for the one year period ended May 31, 2004. The Fund was helped by its allocation to bonds rated BBB, the lowest investment-grade credit rating. At the end of the period, 6 percent of the Fund's portfolio were in BBB-rated securities. The Fund especially benefited from holdings in the hospital and industrial development sectors, with positions in Kettering Medical Center and Dayton Special Facilities issued for Emery Air Freight among the best performers. On the negative side, the Fund's slightly longer-than-average duration compared to the Lehman Brothers Municipal Bond Index had a negative impact on results. Having a longer duration during an environment of rising market interest rates, as was the case for much of the period, is generally bad for bonds.

During the past 12 months, our management focus emphasized the purchase of defensive bonds in the intermediate range of the yield curve. We believed that bonds with these maturity characteristics offered our shareholders the best relative value. In addition, we looked to reduce the Fund's weighting in certain bonds that performed well during the period and grew to occupy too large a portion of the portfolio, in our opinion. For example, we selectively sold some of our holdings in bonds backed by tobacco company revenues, as well as in bonds issued for Emery Air Freight, Bayshore Power, and Dayton Power and Light.

Wisconsin

Wisconsin's economy enjoyed a promising rebound early in 2004, only to slow somewhat as increases in industrial production and exporting activity failed to translate into increased hiring. During the past four years, Wisconsin lost approximately 88,000 high-paying manufacturing jobs that are unlikely to return; these job losses are expected to continue to weigh on the state's economy. Wisconsin's May 2004 unemployment rate of 5.1 percent remained historically high but below the national average. The state's fiscal health was relatively weak, as the state closed its budget deficit of more than $3 billion through spending cuts, increased gaming revenues, and the substantial use of non-recurring revenues. Wisconsin's well-managed debt position will increase significantly, however, as the state issues bonds to eliminate pension liabilities. At the end of the period, the state's general obligation bonds were rated Aa3 with a negative outlook by Moody's and AA- with a stable outlook by Standard & Poor's.

The total return of the Nuveen Wisconsin Municipal Bond Fund outperformed its state-specific Lipper peer group average and underperformed the national Lehman Brothers Municipal Bond Index for the 12 months ended May 31, 2004. Although new municipal issuance in Wisconsin was up sharply during the period compared to the prior year, it remained difficult to find fully tax-free municipal bonds in the state, an ongoing challenge faced by any manager of a Wisconsin municipal bond fund. Our primary management focus was to keep the Fund fully invested, a goal we met in part by owning securities issued by Puerto Rico and other United States territories, which are tax-exempt in all 50 states. Another goal during the period was to reduce the Fund's holdings in territorial paper, which we were


                             Annual Report  Page 7
able to do by adding bonds issued for the Milwaukee Public Schools and displaying the structural characteristics we were seeking for the fund.


                             Annual Report  Page 8

                                      [CHART]

                        Nuveen Kansas Municipal Bond Fund
                      Growth of an Assumed $10,000 Investment

                    Nuveen             Nuveen
                    Kansas             Kansas                Lehman
                    Municipal          Municipal             Brothers
                    Bond Fund          Bond Fund             Municipal
                   (NAV)              (Offer Price)          Bond Index
                   ---------------    ---------------       ---------------
     5/31/94           $10,000            $ 9,580             $10,000
     6/30/94             9,894              9,478               9,938
     7/31/94            10,127              9,701              10,121
     8/31/94            10,144              9,718              10,156
     9/30/94             9,933              9,516              10,007
    10/31/94             9,722              9,314               9,829
    11/30/94             9,488              9,089               9,651
    12/31/94             9,777              9,367               9,864
     1/31/95            10,111              9,686              10,145
     2/28/95            10,399              9,962              10,440
     3/31/95            10,458             10,019              10,560
     4/30/95            10,463             10,024              10,573
     5/31/95            10,780             10,328              10,910
     6/30/95            10,667             10,219              10,815
     7/31/95            10,739             10,288              10,917
     8/31/95            10,865             10,409              11,056
     9/30/95            10,914             10,456              11,126
    10/31/95            11,129             10,662              11,288
    11/30/95            11,355             10,878              11,475
    12/31/95            11,506             11,023              11,585
     1/31/96            11,525             11,041              11,673
     2/29/96            11,383             10,905              11,594
     3/31/96            11,164             10,695              11,446
     4/30/96            11,123             10,656              11,413
     5/31/96            11,173             10,704              11,409
     6/30/96            11,325             10,849              11,533
     7/31/96            11,421             10,942              11,638
     8/31/96            11,416             10,936              11,635
     9/30/96            11,614             11,126              11,797
    10/31/96            11,723             11,231              11,931
    11/30/96            11,924             11,423              12,149
    12/31/96            11,894             11,394              12,098
     1/31/97            11,888             11,389              12,121
     2/28/97            11,999             11,495              12,232
     3/31/97            11,873             11,374              12,069
     4/30/97            12,008             11,504              12,170
     5/31/97            12,203             11,690              12,353
     6/30/97            12,303             11,786              12,485
     7/31/97            12,668             12,136              12,831
     8/31/97            12,527             12,001              12,710
     9/30/97            12,665             12,133              12,861
    10/31/97            12,766             12,230              12,944
    11/30/97            12,844             12,305              13,020
    12/31/97            13,045             12,497              13,210
     1/31/98            13,173             12,619              13,346
     2/28/98            13,153             12,600              13,350
     3/31/98            13,207             12,652              13,362
     4/30/98            13,112             12,561              13,302
     5/31/98            13,341             12,781              13,512
     6/30/98            13,396             12,833              13,566
     7/31/98            13,439             12,874              13,600
     8/31/98            13,646             13,072              13,810
     9/30/98            13,815             13,235              13,982
    10/31/98            13,780             13,201              13,982
    11/30/98            13,835             13,254              14,031
    12/31/98            13,852             13,270              14,066
     1/31/99            13,985             13,398              14,233
     2/28/99            13,923             13,339              14,171
     3/31/99            13,914             13,329              14,191
     4/30/99            13,968             13,381              14,226
     5/31/99            13,851             13,269              14,144
     6/30/99            13,614             13,042              13,940
     7/31/99            13,615             13,043              13,991
     8/31/99            13,416             12,853              13,879
     9/30/99            13,337             12,777              13,885
    10/31/99            13,097             12,547              13,734
    11/30/99            13,206             12,651              13,880
    12/31/99            13,045             12,497              13,777
     1/31/00            12,897             12,355              13,717
     2/29/00            13,103             12,552              13,876
     3/31/00            13,460             12,895              14,179
     4/30/00            13,352             12,791              14,095
     5/31/00            13,242             12,686              14,022
     6/30/00            13,591             13,020              14,394
     7/31/00            13,817             13,237              14,594
     8/31/00            14,030             13,441              14,819
     9/30/00            13,964             13,377              14,742
    10/31/00            14,094             13,502              14,903
    11/30/00            14,168             13,573              15,015
    12/31/00            14,528             13,918              15,386
     1/31/01            14,631             14,017              15,539
     2/28/01            14,721             14,103              15,588
     3/31/01            14,840             14,217              15,728
     4/30/01            14,670             14,054              15,557
     5/31/01            14,834             14,211              15,725
     6/30/01            14,941             14,313              15,830
     7/31/01            15,150             14,514              16,065
     8/31/01            15,405             14,758              16,329
     9/30/01            15,306             14,663              16,275
    10/31/01            15,474             14,824              16,468
    11/30/01            15,359             14,714              16,330
    12/31/01            15,244             14,603              16,175
     1/31/02            15,443             14,795              16,456
     2/28/02            15,644             14,987              16,654
     3/31/02            15,346             14,701              16,328
     4/30/02            15,639             14,982              16,647
     5/31/02            15,733             15,073              16,748
     6/30/02            15,905             15,237              16,925
     7/31/02            16,092             15,416              17,143
     8/31/02            16,280             15,596              17,349
     9/30/02            16,671             15,970              17,729
    10/31/02            16,236             15,554              17,435
    11/30/02            16,189             15,509              17,363
    12/31/02            16,581             15,885              17,729
     1/31/03            16,422             15,733              17,684
     2/28/03            16,691             15,990              17,931
     3/31/03            16,690             15,989              17,942
     4/30/03            16,896             16,187              18,061
     5/31/03            17,312             16,585              18,484
     6/30/03            17,198             16,476              18,405
     7/31/03            16,520             15,826              17,761
     8/31/03            16,633             15,934              17,893
     9/30/03            17,087             16,369              18,419
    10/31/03            16,972             16,259              18,327
    11/30/03            17,165             16,444              18,518
    12/31/03            17,309             16,582              18,671
     1/31/04            17,404             16,673              18,778
     2/29/04            17,747             17,002              19,061
     3/31/04            17,610             16,870              18,994
     4/30/04            17,139             16,419              18,544
     5/31/04            17,135             16,415              18,447






================================================================================

                                    [CHART]

                      Nuveen Kentucky Municipal Bond Fund
                    Growth of an Assumed $10,000 Investment

                  Nuveen             Nuveen
                  Kentucky           Kentucky              Lehman
                  Municipal          Municipal             Brothers
                  Bond Fund          Bond Fund             Municipal
                 (NAV)              (Offer Price)          Bond Index
                 ---------------    ---------------      ---------------
   5/31/94            $10,000           $ 9,580               $10,000
   6/30/94              9,945             9,527                 9,938
   7/31/94             10,145             9,719                10,121
   8/31/94             10,166             9,739                10,156
   9/30/94              9,986             9,567                10,007
  10/31/94              9,778             9,367                 9,829
  11/30/94              9,596             9,193                 9,651
  12/31/94              9,879             9,464                 9,864
   1/31/95             10,192             9,764                10,145
   2/28/95             10,521            10,079                10,440
   3/31/95             10,582            10,138                10,560
   4/30/95             10,593            10,148                10,573
   5/31/95             10,942            10,483                10,910
   6/30/95             10,833            10,378                10,815
   7/31/95             10,905            10,447                10,917
   8/31/95             11,029            10,565                11,056
   9/30/95             11,079            10,614                11,126
  10/31/95             11,254            10,782                11,288
  11/30/95             11,459            10,978                11,475
  12/31/95             11,583            11,097                11,585
   1/31/96             11,635            11,146                11,673
   2/29/96             11,580            11,094                11,594
   3/31/96             11,384            10,905                11,446
   4/30/96             11,341            10,865                11,413
   5/31/96             11,385            10,906                11,409
   6/30/96             11,500            11,017                11,533
   7/31/96             11,595            11,108                11,638
   8/31/96             11,596            11,109                11,635
   9/30/96             11,765            11,271                11,797
  10/31/96             11,883            11,384                11,931
  11/30/96             12,076            11,568                12,149
  12/31/96             12,029            11,523                12,098
   1/31/97             12,050            11,544                12,121
   2/28/97             12,148            11,638                12,232
   3/31/97             12,026            11,521                12,069
   4/30/97             12,125            11,616                12,170
   5/31/97             12,279            11,763                12,353
   6/30/97             12,400            11,880                12,485
   7/31/97             12,735            12,200                12,831
   8/31/97             12,645            12,114                12,710
   9/30/97             12,779            12,242                12,861
  10/31/97             12,868            12,328                12,944
  11/30/97             12,935            12,392                13,020
  12/31/97             13,118            12,567                13,210
   1/31/98             13,230            12,675                13,346
   2/28/98             13,240            12,684                13,350
   3/31/98             13,272            12,714                13,362
   4/30/98             13,187            12,633                13,302
   5/31/98             13,383            12,821                13,512
   6/30/98             13,439            12,875                13,566
   7/31/98             13,472            12,906                13,600
   8/31/98             13,647            13,074                13,810
   9/30/98             13,775            13,196                13,982
  10/31/98             13,747            13,170                13,982
  11/30/98             13,804            13,224                14,031
  12/31/98             13,816            13,236                14,066
   1/31/99             13,921            13,336                14,233
   2/28/99             13,893            13,310                14,171
   3/31/99             13,913            13,328                14,191
   4/30/99             13,943            13,358                14,226
   5/31/99             13,876            13,294                14,144
   6/30/99             13,672            13,098                13,940
   7/31/99             13,692            13,117                13,991
   8/31/99             13,499            12,932                13,879
   9/30/99             13,443            12,879                13,885
  10/31/99             13,248            12,692                13,734
  11/30/99             13,332            12,772                13,880
  12/31/99             13,204            12,649                13,777
   1/31/00             13,122            12,571                13,717
   2/29/00             13,309            12,750                13,876
   3/31/00             13,574            13,004                14,179
   4/30/00             13,504            12,937                14,095
   5/31/00             13,421            12,857                14,022
   6/30/00             13,689            13,114                14,394
   7/31/00             13,894            13,311                14,594
   8/31/00             14,087            13,495                14,819
   9/30/00             14,042            13,453                14,742
  10/31/00             14,157            13,563                14,903
  11/30/00             14,232            13,635                15,015
  12/31/00             14,536            13,925                15,386
   1/31/01             14,625            14,011                15,539
   2/28/01             14,700            14,082                15,588
   3/31/01             14,816            14,193                15,728
   4/30/01             14,687            14,070                15,557
   5/31/01             14,817            14,195                15,725
   6/30/01             14,935            14,307                15,830
   7/31/01             15,149            14,513                16,065
   8/31/01             15,392            14,745                16,329
   9/30/01             15,274            14,633                16,275
  10/31/01             15,449            14,800                16,468
  11/30/01             15,357            14,712                16,330
  12/31/01             15,237            14,597                16,175
   1/31/02             15,427            14,779                16,456
   2/28/02             15,632            14,975                16,654
   3/31/02             15,382            14,736                16,328
   4/30/02             15,617            14,961                16,647
   5/31/02             15,738            15,077                16,748
   6/30/02             15,875            15,208                16,925
   7/31/02             16,026            15,353                17,143
   8/31/02             16,177            15,498                17,349
   9/30/02             16,461            15,770                17,729
  10/31/02             16,175            15,496                17,435
  11/30/02             16,182            15,502                17,363
  12/31/02             16,495            15,803                17,729
   1/31/03             16,428            15,738                17,684
   2/28/03             16,688            15,987                17,931
   3/31/03             16,635            15,936                17,942
   4/30/03             16,791            16,086                18,061
   5/31/03             17,160            16,439                18,484
   6/30/03             17,152            16,431                18,405
   7/31/03             16,566            15,870                17,761
   8/31/03             16,695            15,994                17,893
   9/30/03             17,131            16,411                18,419
  10/31/03             17,091            16,374                18,327
  11/30/03             17,312            16,585                18,518
  12/31/03             17,471            16,737                18,671
   1/31/04             17,553            16,816                18,778
   2/29/04             17,839            17,089                19,061
   3/31/04             17,764            17,018                18,994
   4/30/04             17,373            16,643                18,544
   5/31/04             17,314            16,587                18,447




The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

                             Annual Report  Page 9

                                      [CHART]

                        Nuveen Michigan Municipal Bond Fund
                      Growth of an Assumed $10,000 Investment

                    Nuveen             Nuveen
                    Michigan           Michigan            Lehman
                    Municipal          Municipal           Brothers
                    Bond Fund          Bond Fund           Municipal
                   (NAV)              (Offer Price)        Bond Index
                   ---------------    ---------------     ---------------
     5/31/94         $10,000              $ 9,580             $10,000
     6/30/94           9,959                9,541               9,938
     7/31/94          10,141                9,715              10,121
     8/31/94          10,154                9,728              10,156
     9/30/94          10,022                9,601              10,007
    10/31/94           9,828                9,415               9,829
    11/30/94           9,668                9,262               9,651
    12/31/94           9,909                9,492               9,864
     1/31/95          10,197                9,769              10,145
     2/28/95          10,463               10,024              10,440
     3/31/95          10,513               10,072              10,560
     4/30/95          10,525               10,083              10,573
     5/31/95          10,855               10,399              10,910
     6/30/95          10,727               10,277              10,815
     7/31/95          10,798               10,344              10,917
     8/31/95          10,916               10,457              11,056
     9/30/95          10,986               10,524              11,126
    10/31/95          11,162               10,694              11,288
    11/30/95          11,377               10,899              11,475
    12/31/95          11,525               11,041              11,585
     1/31/96          11,566               11,080              11,673
     2/29/96          11,489               11,006              11,594
     3/31/96          11,286               10,812              11,446
     4/30/96          11,228               10,756              11,413
     5/31/96          11,249               10,777              11,409
     6/30/96          11,368               10,891              11,533
     7/31/96          11,480               10,998              11,638
     8/31/96          11,492               11,010              11,635
     9/30/96          11,673               11,183              11,797
    10/31/96          11,795               11,300              11,931
    11/30/96          11,998               11,494              12,149
    12/31/96          11,960               11,457              12,098
     1/31/97          11,966               11,463              12,121
     2/28/97          12,070               11,563              12,232
     3/31/97          11,917               11,416              12,069
     4/30/97          12,021               11,517              12,170
     5/31/97          12,199               11,687              12,353
     6/30/97          12,326               11,809              12,485
     7/31/97          12,684               12,151              12,831
     8/31/97          12,538               12,011              12,710
     9/30/97          12,676               12,143              12,861
    10/31/97          12,784               12,247              12,944
    11/30/97          12,849               12,309              13,020
    12/31/97          13,030               12,483              13,210
     1/31/98          13,138               12,586              13,346
     2/28/98          13,149               12,596              13,350
     3/31/98          13,171               12,618              13,362
     4/30/98          13,095               12,545              13,302
     5/31/98          13,292               12,734              13,512
     6/30/98          13,347               12,786              13,566
     7/31/98          13,369               12,808              13,600
     8/31/98          13,558               12,988              13,810
     9/30/98          13,725               13,148              13,982
    10/31/98          13,703               13,127              13,982
    11/30/98          13,748               13,171              14,031
    12/31/98          13,766               13,188              14,066
     1/31/99          13,868               13,285              14,233
     2/28/99          13,800               13,220              14,171
     3/31/99          13,811               13,231              14,191
     4/30/99          13,844               13,262              14,226
     5/31/99          13,750               13,172              14,144
     6/30/99          13,563               12,993              13,940
     7/31/99          13,574               13,004              13,991
     8/31/99          13,385               12,823              13,879
     9/30/99          13,349               12,788              13,885
    10/31/99          13,146               12,594              13,734
    11/30/99          13,227               12,672              13,880
    12/31/99          13,071               12,522              13,777
     1/31/00          12,926               12,383              13,717
     2/29/00          13,128               12,577              13,876
     3/31/00          13,429               12,865              14,179
     4/30/00          13,328               12,768              14,095
     5/31/00          13,227               12,671              14,022
     6/30/00          13,568               12,998              14,394
     7/31/00          13,775               13,197              14,594
     8/31/00          13,983               13,396              14,819
     9/30/00          13,892               13,309              14,742
    10/31/00          14,027               13,438              14,903
    11/30/00          14,062               13,471              15,015
    12/31/00          14,425               13,819              15,386
     1/31/01          14,497               13,888              15,539
     2/28/01          14,596               13,983              15,588
     3/31/01          14,733               14,114              15,728
     4/30/01          14,550               13,939              15,557
     5/31/01          14,741               14,122              15,725
     6/30/01          14,907               14,281              15,830
     7/31/01          15,138               14,502              16,065
     8/31/01          15,423               14,775              16,329
     9/30/01          15,367               14,722              16,275
    10/31/01          15,588               14,934              16,468
    11/30/01          15,452               14,803              16,330
    12/31/01          15,269               14,628              16,175
     1/31/02          15,518               14,867              16,456
     2/28/02          15,728               15,068              16,654
     3/31/02          15,374               14,728              16,328
     4/30/02          15,652               14,995              16,647
     5/31/02          15,729               15,069              16,748
     6/30/02          15,915               15,247              16,925
     7/31/02          16,102               15,426              17,143
     8/31/02          16,316               15,631              17,349
     9/30/02          16,698               15,996              17,729
    10/31/02          16,375               15,687              17,435
    11/30/02          16,342               15,656              17,363
    12/31/02          16,710               16,008              17,729
     1/31/03          16,635               15,937              17,684
     2/28/03          16,912               16,201              17,931
     3/31/03          16,850               16,143              17,942
     4/30/03          17,029               16,314              18,061
     5/31/03          17,366               16,637              18,484
     6/30/03          17,232               16,509              18,405
     7/31/03          16,611               15,913              17,761
     8/31/03          16,764               16,060              17,893
     9/30/03          17,164               16,443              18,419
    10/31/03          17,101               16,383              18,327
    11/30/03          17,298               16,572              18,518
    12/31/03          17,375               16,645              18,671
     1/31/04          17,472               16,738              18,778
     2/29/04          17,823               17,074              19,061
     3/31/04          17,771               17,025              18,994
     4/30/04          17,359               16,630              18,544
     5/31/04          17,319               16,592              18,477





================================================================================

                                    [CHART]

                      Nuveen Missouri Municipal Bond Fund
                    Growth of an Assumed $10,000 Investment

                  Nuveen               Nuveen
                  Missouri             Missouri            Lehman
                  Municipal            Municipal           Brothers
                  Bond Fund            Bond Fund           Municipal
                 (NAV)                (Offer Price)        Bond Index
                 ---------------      ---------------     ---------------
   5/31/94             $10,000             $ 9,580            $10,000
   6/30/94               9,943               9,525              9,938
   7/31/94              10,116               9,691             10,121
   8/31/94              10,127               9,702             10,156
   9/30/94               9,962               9,544             10,007
  10/31/94               9,779               9,368              9,829
  11/30/94               9,593               9,190              9,651
  12/31/94               9,829               9,416              9,864
   1/31/95              10,126               9,701             10,145
   2/28/95              10,409               9,972             10,440
   3/31/95              10,479              10,039             10,560
   4/30/95              10,487              10,047             10,573
   5/31/95              10,819              10,364             10,910
   6/30/95              10,697              10,247             10,815
   7/31/95              10,758              10,306             10,917
   8/31/95              10,880              10,423             11,056
   9/30/95              10,961              10,500             11,126
  10/31/95              11,125              10,658             11,288
  11/30/95              11,310              10,835             11,475
  12/31/95              11,433              10,953             11,585
   1/31/96              11,495              11,012             11,673
   2/29/96              11,427              10,947             11,594
   3/31/96              11,205              10,735             11,446
   4/30/96              11,148              10,680             11,413
   5/31/96              11,198              10,728             11,409
   6/30/96              11,311              10,836             11,533
   7/31/96              11,405              10,926             11,638
   8/31/96              11,425              10,945             11,635
   9/30/96              11,593              11,106             11,797
  10/31/96              11,709              11,217             11,931
  11/30/96              11,922              11,421             12,149
  12/31/96              11,875              11,376             12,098
   1/31/97              11,873              11,374             12,121
   2/28/97              11,990              11,487             12,232
   3/31/97              11,854              11,356             12,069
   4/30/97              11,962              11,459             12,170
   5/31/97              12,125              11,616             12,353
   6/30/97              12,256              11,742             12,485
   7/31/97              12,613              12,083             12,831
   8/31/97              12,484              11,960             12,710
   9/30/97              12,628              12,098             12,861
  10/31/97              12,715              12,181             12,944
  11/30/97              12,791              12,254             13,020
  12/31/97              12,984              12,439             13,210
   1/31/98              13,096              12,546             13,346
   2/28/98              13,092              12,542             13,350
   3/31/98              13,124              12,572             13,362
   4/30/98              13,061              12,512             13,302
   5/31/98              13,255              12,699             13,512
   6/30/98              13,310              12,751             13,566
   7/31/98              13,340              12,780             13,600
   8/31/98              13,538              12,969             13,810
   9/30/98              13,688              13,113             13,982
  10/31/98              13,659              13,085             13,982
  11/30/98              13,715              13,139             14,031
  12/31/98              13,734              13,158             14,066
   1/31/99              13,850              13,268             14,233
   2/28/99              13,808              13,228             14,171
   3/31/99              13,803              13,223             14,191
   4/30/99              13,859              13,277             14,226
   5/31/99              13,780              13,202             14,144
   6/30/99              13,589              13,018             13,940
   7/31/99              13,608              13,036             13,991
   8/31/99              13,439              12,875             13,879
   9/30/99              13,396              12,833             13,885
  10/31/99              13,176              12,623             13,734
  11/30/99              13,246              12,690             13,880
  12/31/99              13,138              12,586             13,777
   1/31/00              13,017              12,470             13,717
   2/29/00              13,178              12,624             13,876
   3/31/00              13,430              12,866             14,179
   4/30/00              13,385              12,823             14,095
   5/31/00              13,301              12,742             14,022
   6/30/00              13,583              13,012             14,394
   7/31/00              13,775              13,197             14,594
   8/31/00              13,956              13,370             14,819
   9/30/00              13,899              13,315             14,742
  10/31/00              14,041              13,452             14,903
  11/30/00              14,131              13,537             15,015
  12/31/00              14,449              13,842             15,386
   1/31/01              14,539              13,928             15,539
   2/28/01              14,616              14,002             15,588
   3/31/01              14,735              14,116             15,728
   4/30/01              14,594              13,981             15,557
   5/31/01              14,754              14,135             15,725
   6/30/01              14,860              14,236             15,830
   7/31/01              15,064              14,431             16,065
   8/31/01              15,365              14,720             16,329
   9/30/01              15,291              14,649             16,275
  10/31/01              15,455              14,806             16,468
  11/30/01              15,350              14,705             16,330
  12/31/01              15,231              14,591             16,175
   1/31/02              15,423              14,775             16,456
   2/28/02              15,602              14,947             16,654
   3/31/02              15,338              14,694             16,328
   4/30/02              15,576              14,922             16,647
   5/31/02              15,669              15,011             16,748
   6/30/02              15,821              15,156             16,925
   7/31/02              15,987              15,316             17,143
   8/31/02              16,169              15,490             17,349
   9/30/02              16,454              15,763             17,729
  10/31/02              16,137              15,459             17,435
  11/30/02              16,098              15,422             17,363
  12/31/02              16,445              15,754             17,729
   1/31/03              16,361              15,673             17,684
   2/28/03              16,605              15,908             17,931
   3/31/03              16,610              15,913             17,942
   4/30/03              16,827              16,120             18,061
   5/31/03              17,178              16,456             18,484
   6/30/03              17,073              16,356             18,405
   7/31/03              16,404              15,715             17,761
   8/31/03              16,575              15,879             17,893
   9/30/03              17,023              16,308             18,419
  10/31/03              16,980              16,266             18,327
  11/30/03              17,181              16,460             18,518
  12/31/03              17,306              16,579             18,671
   1/31/04              17,399              16,668             18,778
   2/29/04              17,712              16,969             19,061
   3/31/04              17,634              16,893             18,994
   4/30/04              17,208              16,485             18,544
   5/31/04              17,129              16,410             18,477



The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                            Annual Report  Page 10

                                      [CHART]

                           Nuveen Ohio Municipal Bond Fund
                       Growth of an Assumed $10,000 Investment

                     Nuveen             Nuveen
                     Ohio               Ohio                Lehman
                     Municipal          Municipal           Brothers
                     Bond Fund          Bond Fund           Municipal
                    (NAV)              (Offer Price)        Bond Index
                    ---------------    ---------------     ---------------
      5/31/94             $10,000           $ 9,580            $10,000
      6/30/94               9,957             9,539              9,938
      7/31/94              10,122             9,697             10,121
      8/31/94              10,134             9,709             10,156
      9/30/94               9,982             9,563             10,007
     10/31/94               9,823             9,410              9,829
     11/30/94               9,697             9,290              9,651
     12/31/94               9,894             9,478              9,864
      1/31/95              10,147             9,721             10,145
      2/28/95              10,406             9,969             10,440
      3/31/95              10,493            10,053             10,560
      4/30/95              10,495            10,055             10,573
      5/31/95              10,800            10,346             10,910
      6/30/95              10,698            10,249             10,815
      7/31/95              10,769            10,317             10,917
      8/31/95              10,887            10,430             11,056
      9/30/95              10,947            10,487             11,126
     10/31/95              11,115            10,648             11,288
     11/30/95              11,310            10,835             11,475
     12/31/95              11,429            10,949             11,585
      1/31/96              11,461            10,980             11,673
      2/29/96              11,382            10,904             11,594
      3/31/96              11,207            10,736             11,446
      4/30/96              11,157            10,689             11,413
      5/31/96              11,189            10,719             11,409
      6/30/96              11,308            10,833             11,533
      7/31/96              11,410            10,931             11,638
      8/31/96              11,402            10,923             11,635
      9/30/96              11,554            11,068             11,797
     10/31/96              11,667            11,177             11,931
     11/30/96              11,850            11,352             12,149
     12/31/96              11,811            11,315             12,098
      1/31/97              11,813            11,317             12,121
      2/28/97              11,917            11,417             12,232
      3/31/97              11,773            11,279             12,069
      4/30/97              11,857            11,359             12,170
      5/31/97              12,014            11,510             12,353
      6/30/97              12,131            11,621             12,485
      7/31/97              12,438            11,915             12,831
      8/31/97              12,321            11,803             12,710
      9/30/97              12,449            11,926             12,861
     10/31/97              12,535            12,009             12,944
     11/30/97              12,600            12,071             13,020
     12/31/97              12,785            12,248             13,210
      1/31/98              12,915            12,372             13,346
      2/28/98              12,913            12,371             13,350
      3/31/98              12,946            12,402             13,362
      4/30/98              12,867            12,326             13,302
      5/31/98              13,065            12,516             13,512
      6/30/98              13,108            12,557             13,566
      7/31/98              13,141            12,589             13,600
      8/31/98              13,307            12,749             13,810
      9/30/98              13,465            12,899             13,982
     10/31/98              13,451            12,886             13,982
     11/30/98              13,506            12,939             14,031
     12/31/98              13,521            12,953             14,066
      1/31/99              13,645            13,072             14,233
      2/28/99              13,598            13,027             14,171
      3/31/99              13,607            13,036             14,191
      4/30/99              13,652            13,079             14,226
      5/31/99              13,580            13,009             14,144
      6/30/99              13,413            12,849             13,940
      7/31/99              13,410            12,847             13,991
      8/31/99              13,241            12,685             13,879
      9/30/99              13,179            12,625             13,885
     10/31/99              12,984            12,438             13,734
     11/30/99              13,076            12,527             13,880
     12/31/99              12,947            12,403             13,777
      1/31/00              12,882            12,341             13,717
      2/29/00              13,049            12,501             13,876
      3/31/00              13,302            12,743             14,179
      4/30/00              13,237            12,681             14,095
      5/31/00              13,147            12,594             14,022
      6/30/00              13,452            12,887             14,394
      7/31/00              13,648            13,075             14,594
      8/31/00              13,845            13,263             14,819
      9/30/00              13,791            13,212             14,742
     10/31/00              13,889            13,306             14,903
     11/30/00              13,975            13,388             15,015
     12/31/00              14,290            13,690             15,386
      1/31/01              14,377            13,773             15,539
      2/28/01              14,413            13,807             15,588
      3/31/01              14,526            13,916             15,728
      4/30/01              14,368            13,765             15,557
      5/31/01              14,468            13,860             15,725
      6/30/01              14,580            13,968             15,830
      7/31/01              14,798            14,177             16,065
      8/31/01              15,017            14,387             16,329
      9/30/01              14,907            14,281             16,275
     10/31/01              15,074            14,441             16,468
     11/30/01              14,975            14,346             16,330
     12/31/01              14,835            14,211             16,175
      1/31/02              15,056            14,423             16,456
      2/28/02              15,238            14,598             16,654
      3/31/02              14,933            14,306             16,328
      4/30/02              15,171            14,534             16,647
      5/31/02              15,273            14,632             16,748
      6/30/02              15,417            14,769             16,925
      7/31/02              15,616            14,960             17,143
      8/31/02              15,802            15,138             17,349
      9/30/02              16,169            15,490             17,729
     10/31/02              15,815            15,151             17,435
     11/30/02              15,766            15,104             17,363
     12/31/02              16,138            15,460             17,729
      1/31/03              16,046            15,372             17,684
      2/28/03              16,322            15,636             17,931
      3/31/03              16,315            15,629             17,942
      4/30/03              16,478            15,786             18,061
      5/31/03              16,900            16,190             18,484
      6/30/03              16,792            16,087             18,405
      7/31/03              16,108            15,431             17,761
      8/31/03              16,245            15,563             17,893
      9/30/03              16,717            16,015             18,419
     10/31/03              16,666            15,966             18,327
     11/30/03              16,908            16,198             18,518
     12/31/03              17,048            16,332             18,671
      1/31/04              17,099            16,381             18,778
      2/29/04              17,433            16,700             19,061
      3/31/04              17,336            16,608             18,994
      4/30/04              16,866            16,158             18,544
      5/31/04              16,796            16,090             18,477





================================================================================

                                    [CHART]

                      Nuveen Wisconsin Municipal Bond Fund
                    Growth of an Assumed $10,000 Investment

                  Nuveen             Nuveen
                  Wisconsin          Wisconsin           Lehman
                  Municipal          Municipal           Brothers
                  Bond Fund          Bond Fund           Municipal
                 (NAV)              (Offer Price)        Bond Index
                 ---------------    ---------------     ---------------
   5/31/94            $10,000           $ 9,580             $10,000
   6/30/94              9,979             9,560               9,938
   7/31/94             10,170             9,742              10,121
   8/31/94             10,194             9,766              10,156
   9/30/94              9,975             9,556              10,007
  10/31/94              9,787             9,376               9,829
  11/30/94              9,512             9,113               9,651
  12/31/94              9,729             9,321               9,864
   1/31/95             10,001             9,581              10,145
   2/28/95             10,312             9,879              10,440
   3/31/95             10,368             9,933              10,560
   4/30/95             10,381             9,945              10,573
   5/31/95             10,734            10,283              10,910
   6/30/95             10,582            10,138              10,815
   7/31/95             10,706            10,257              10,917
   8/31/95             10,820            10,365              11,056
   9/30/95             10,888            10,431              11,126
  10/31/95             11,059            10,594              11,288
  11/30/95             11,240            10,768              11,475
  12/31/95             11,401            10,922              11,585
   1/31/96             11,427            10,947              11,673
   2/29/96             11,337            10,861              11,594
   3/31/96             11,101            10,635              11,446
   4/30/96             11,057            10,592              11,413
   5/31/96             11,094            10,628              11,409
   6/30/96             11,200            10,729              11,533
   7/31/96             11,296            10,821              11,638
   8/31/96             11,276            10,802              11,635
   9/30/96             11,429            10,949              11,797
  10/31/96             11,550            11,065              11,931
  11/30/96             11,729            11,236              12,149
  12/31/96             11,685            11,194              12,098
   1/31/97             11,688            11,197              12,121
   2/28/97             11,786            11,291              12,232
   3/31/97             11,645            11,156              12,069
   4/30/97             11,744            11,251              12,170
   5/31/97             11,915            11,415              12,353
   6/30/97             12,015            11,511              12,485
   7/31/97             12,408            11,887              12,831
   8/31/97             12,239            11,725              12,710
   9/30/97             12,402            11,881              12,861
  10/31/97             12,504            11,979              12,944
  11/30/97             12,581            12,053              13,020
  12/31/97             12,784            12,247              13,210
   1/31/98             12,948            12,404              13,346
   2/28/98             12,949            12,405              13,350
   3/31/98             12,975            12,430              13,362
   4/30/98             12,875            12,334              13,302
   5/31/98             13,131            12,580              13,512
   6/30/98             13,171            12,617              13,566
   7/31/98             13,196            12,641              13,600
   8/31/98             13,415            12,851              13,810
   9/30/98             13,621            13,049              13,982
  10/31/98             13,569            13,000              13,982
  11/30/98             13,621            13,049              14,031
  12/31/98             13,621            13,049              14,066
   1/31/99             13,749            13,172              14,233
   2/28/99             13,694            13,119              14,171
   3/31/99             13,705            13,129              14,191
   4/30/99             13,742            13,165              14,226
   5/31/99             13,633            13,061              14,144
   6/30/99             13,377            12,815              13,940
   7/31/99             13,361            12,800              13,991
   8/31/99             13,127            12,576              13,879
   9/30/99             13,028            12,480              13,885
  10/31/99             12,738            12,203              13,734
  11/30/99             12,843            12,303              13,880
  12/31/99             12,696            12,163              13,777
   1/31/00             12,595            12,066              13,717
   2/29/00             12,839            12,300              13,876
   3/31/00             13,194            12,640              14,179
   4/30/00             13,092            12,542              14,095
   5/31/00             12,947            12,404              14,022
   6/30/00             13,363            12,802              14,394
   7/31/00             13,611            13,039              14,594
   8/31/00             13,846            13,265              14,819
   9/30/00             13,756            13,178              14,742
  10/31/00             13,879            13,296              14,903
  11/30/00             13,975            13,388              15,015
  12/31/00             14,386            13,782              15,386
   1/31/01             14,454            13,847              15,539
   2/28/01             14,565            13,953              15,588
   3/31/01             14,662            14,046              15,728
   4/30/01             14,454            13,847              15,557
   5/31/01             14,610            13,996              15,725
   6/30/01             14,737            14,118              15,830
   7/31/01             14,998            14,368              16,065
   8/31/01             15,244            14,604              16,329
   9/30/01             15,136            14,500              16,275
  10/31/01             15,295            14,653              16,468
  11/30/01             15,171            14,534              16,330
  12/31/01             15,002            14,372              16,175
   1/31/02             15,208            14,569              16,456
   2/28/02             15,430            14,782              16,654
   3/31/02             15,107            14,473              16,328
   4/30/02             15,361            14,716              16,647
   5/31/02             15,524            14,872              16,748
   6/30/02             15,688            15,029              16,925
   7/31/02             15,868            15,201              17,143
   8/31/02             16,079            15,404              17,349
   9/30/02             16,399            15,711              17,729
  10/31/02             15,976            15,305              17,435
  11/30/02             15,955            15,285              17,363
  12/31/02             16,358            15,671              17,729
   1/31/03             16,227            15,546              17,684
   2/28/03             16,443            15,752              17,931
   3/31/03             16,407            15,717              17,942
   4/30/03             16,608            15,910              18,061
   5/31/03             16,985            16,272              18,484
   6/30/03             16,901            16,191              18,405
   7/31/03             16,302            15,618              17,761
   8/31/03             16,426            15,736              17,893
   9/30/03             16,874            16,165              18,419
  10/31/03             16,836            16,129              18,327
  11/30/03             16,993            16,279              18,518
  12/31/03             17,117            16,398              18,671
   1/31/04             17,209            16,486              18,778
   2/29/04             17,515            16,779              19,061
   3/31/04             17,409            16,678              18,994
   4/30/04             17,006            16,291              18,544
   5/31/04             16,930            16,219              18,477




The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                            Annual Report  Page 11

  Fund Spotlight as of 5/31/04                 Nuveen Kansas Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.20   $10.12   $10.21    10.24
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0375  $0.0310  $0.0330  $0.0395
         --------------------------------------------------------------
         Inception Date              1/09/92  2/19/97  2/11/97  2/25/97
         --------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 5/31/04

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                        -1.02% -5.16%
                  -------------------------------------------
                  5-Year                         4.35%  3.46%
                  -------------------------------------------
                  10-Year                        5.53%  5.08%
                  -------------------------------------------

                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                        -1.77% -5.56%
                  -------------------------------------------
                  5-Year                         3.56%  3.39%
                  -------------------------------------------
                  10-Year                        4.90%  4.90%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                        -1.53%
                  -------------------------------------------
                  5-Year                         3.78%
                  -------------------------------------------
                  10-Year                        5.04%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                        -0.89%
                  -------------------------------------------
                  5-Year                         4.53%
                  -------------------------------------------
                  10-Year                        5.73%
                  -------------------------------------------
                  Tax-Free Yields

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/2/              4.41%  4.22%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.90%  3.74%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.78%  5.54%
                  -------------------------------------------

                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              3.67%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.34%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    4.95%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              3.87%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.54%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.24%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              4.62%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            4.29%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    6.36%
                  -------------------------------------------

                            Average Annual Total Returns as of 6/30/04

                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            0.09%       -4.13%
                            ------------------------------------------
                            5-Year            4.81%        3.91%
                            ------------------------------------------
                            10-Year           5.69%        5.24%
                            ------------------------------------------

                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year           -0.66%       -4.49%
                            ------------------------------------------
                            5-Year            4.03%        3.86%
                            ------------------------------------------
                            10-Year           5.06%        5.06%
                            ------------------------------------------

                            C Shares            NAV
                            ------------------------------------------
                            1-Year           -0.42%
                            ------------------------------------------
                            5-Year            4.23%
                            ------------------------------------------
                            10-Year           5.20%
                            ------------------------------------------

                            R Shares            NAV
                            ------------------------------------------
                            1-Year            0.33%
                            ------------------------------------------
                            5-Year            5.01%
                            ------------------------------------------
                            10-Year           5.91%
                            ------------------------------------------

Bond Credit Quality/4/

                                    [CHART]

AAA/U.S. Guaranteed   59%
AA                    14%
A                     10%
BBB                    9%
NR                     7%
BB or Lower            1%

                  Top Five Sectors/4/
                  Tax Obligation/Limited                  27%
                  -------------------------------------------
                  Healthcare                              19%
                  -------------------------------------------
                  Tax Obligation/General                  15%
                  -------------------------------------------
                  U.S. Guaranteed                         10%
                  -------------------------------------------
                  Water and Sewer                          7%
                  -------------------------------------------
                  Portfolio Statistics
                  Net Assets ($000)                  $127,604
                  -------------------------------------------
                  Average Effective Maturity (Years)    16.80
                  -------------------------------------------
                  Average Duration                       7.24
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2004.
2The Dividend Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of the average net yield of a fund's portfolio of bonds that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
3The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.5%.
4As a percentage of total holdings as of May 31, 2004. Holdings are subject to change.

                            Annual Report  Page 12

  Fund Spotlight as of 5/31/04               Nuveen Kentucky Municipal Bond Fund

================================================================================

    Quick Facts
                                         A Shares B Shares C Shares R Shares
    ------------------------------------------------------------------------
    NAV                                    $10.88   $10.88   $10.87   $10.87
    ------------------------------------------------------------------------
    Latest Monthly Dividend/1/            $0.0425  $0.0355  $0.0375  $0.0440
    ------------------------------------------------------------------------
    Latest Capital Gain
     and Ordinary Income Distribution/2/  $0.0396  $0.0396  $0.0396  $0.0396
    ------------------------------------------------------------------------
    Inception Date                        5/04/87  2/05/97 10/04/93  2/07/97
    ------------------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 5/31/04

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                         0.90% -3.36%
                  -------------------------------------------
                  5-Year                         4.53%  3.64%
                  -------------------------------------------
                  10-Year                        5.64%  5.19%
                  -------------------------------------------

                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                         0.14% -3.70%
                  -------------------------------------------
                  5-Year                         3.75%  3.58%
                  -------------------------------------------
                  10-Year                        5.07%  5.07%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                         0.35%
                  -------------------------------------------
                  5-Year                         3.96%
                  -------------------------------------------
                  10-Year                        5.06%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                         1.15%
                  -------------------------------------------
                  5-Year                         4.73%
                  -------------------------------------------
                  10-Year                        5.78%
                  -------------------------------------------
                  Tax-Free Yields

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/3/              4.68%  4.48%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.56%  3.41%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.27%  5.05%
                  -------------------------------------------

                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              3.91%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            2.98%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    4.41%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              4.13%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.17%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    4.70%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              4.85%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.92%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.81%
                  -------------------------------------------

                            Average Annual Total Returns as of 6/30/04

                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            1.34%       -2.87%
                            ------------------------------------------
                            5-Year            4.92%        4.03%
                            ------------------------------------------
                            10-Year           5.74%        5.29%
                            ------------------------------------------

                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            0.58%       -3.28%
                            ------------------------------------------
                            5-Year            4.12%        3.95%
                            ------------------------------------------
                            10-Year           5.18%        5.18%
                            ------------------------------------------

                            C Shares            NAV
                            ------------------------------------------
                            1-Year            0.79%
                            ------------------------------------------
                            5-Year            4.35%
                            ------------------------------------------
                            10-Year           5.16%
                            ------------------------------------------

                            R Shares            NAV
                            ------------------------------------------
                            1-Year            1.60%
                            ------------------------------------------
                            5-Year            5.13%
                            ------------------------------------------
                            10-Year           5.88%
                            ------------------------------------------

Bond Credit Quality/5/

                                    [CHART]

AAA/U.S. Guaranteed   62%
AA                    11%
A                     10%
BBB                   14%
NR                     2%
BB or Lower            1%

                  Top Five Sectors/5/
                  Tax Obligation/Limited                  26%
                  -------------------------------------------
                  U.S. Guaranteed                         16%
                  -------------------------------------------
                  Healthcare                              12%
                  -------------------------------------------
                  Water and Sewer                          9%
                  -------------------------------------------
                  Utilities                                9%
                  -------------------------------------------
                  Portfolio Statistics
                  Net Assets ($000)                  $477,572
                  -------------------------------------------
                  Average Effective Maturity (Years)    16.47
                  -------------------------------------------
                  Average Duration                       6.59
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2004.
2Paid December 3, 2003. Capital gains and/or ordinary income are subject to federal taxation.
3The Dividend Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of the average net yield of a fund's portfolio of bonds that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.5%.
5As a percentage of total holdings as of May 31, 2004. Holdings are subject to change.

                            Annual Report  Page 13

  Fund Spotlight as of 5/31/04               Nuveen Michigan Municipal Bond Fund

================================================================================

      Quick Facts
                                       A Shares B Shares C Shares R Shares
      --------------------------------------------------------------------
      NAV                                $11.45   $11.47   $11.43   $11.45
      --------------------------------------------------------------------
      Latest Monthly Dividend/1/        $0.0435  $0.0360  $0.0380  $0.0455
      --------------------------------------------------------------------
      Latest Capital Gain and
       Ordinary Income Distribution/2/  $0.1259  $0.1259  $0.1259  $0.1259
      --------------------------------------------------------------------
      Inception Date                    6/27/85  2/03/97  6/22/93  2/03/97
      --------------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 5/31/04
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                        -0.27% -4.43%
                  -------------------------------------------
                  5-Year                         4.72%  3.83%
                  -------------------------------------------
                  10-Year                        5.64%  5.19%
                  -------------------------------------------
                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                        -1.03% -4.79%
                  -------------------------------------------
                  5-Year                         3.93%  3.76%
                  -------------------------------------------
                  10-Year                        5.08%  5.08%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                        -0.83%
                  -------------------------------------------
                  5-Year                         4.12%
                  -------------------------------------------
                  10-Year                        5.06%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                        -0.07%
                  -------------------------------------------
                  5-Year                         4.92%
                  -------------------------------------------
                  10-Year                        5.79%
                  -------------------------------------------
                  Tax-Free Yields
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/3/              4.55%  4.36%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.75%  3.59%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.43%  5.20%
                  -------------------------------------------
                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              3.76%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.17%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    4.59%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              3.98%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.38%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    4.90%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              4.76%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            4.12%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.97%
                  -------------------------------------------

                            Average Annual Total Returns as of 6/30/04
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            0.80%       -3.46%
                            ------------------------------------------
                            5-Year            5.07%        4.17%
                            ------------------------------------------
                            10-Year           5.72%        5.27%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            0.12%       -3.69%
                            ------------------------------------------
                            5-Year            4.29%        4.12%
                            ------------------------------------------
                            10-Year           5.14%        5.14%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            0.24%
                            ------------------------------------------
                            5-Year            4.49%
                            ------------------------------------------
                            10-Year           5.14%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            1.01%
                            ------------------------------------------
                            5-Year            5.29%
                            ------------------------------------------
                            10-Year           5.88%
                            ------------------------------------------

Bond Credit Quality/5/
                                    [CHART]

AAA/U.S. Guaranteed   71%
AA                    12%
A                      5%
BBB                    7%
NR                     2%
BB or Lower            3%

                  Top Five Sectors/5/
                  Tax Obligation/General                  27%
                  -------------------------------------------
                  U.S. Guaranteed                         19%
                  -------------------------------------------
                  Tax Obligation/Limited                  15%
                  -------------------------------------------
                  Healthcare                              13%
                  -------------------------------------------
                  Water and Sewer                          8%
                  -------------------------------------------
                  Portfolio Statistics
                  Net Assets ($000)                  $250,597
                  -------------------------------------------
                  Average Effective Maturity (Years)    15.85
                  -------------------------------------------
                  Average Duration                       6.48
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2004.
2Paid December 3, 2003. Capital gains and/or ordinary income are subject to federal taxation.
3The Dividend Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of the average net yield of a fund's portfolio of bonds that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31%.
5As a percentage of total holdings as of May 31, 2004. Holdings are subject to change.

                            Annual Report  Page 14

  Fund Spotlight as of 5/31/04               Nuveen Missouri Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.78   $10.79   $10.77   $10.79
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0400  $0.0330  $0.0350  $0.0420
         --------------------------------------------------------------
         Inception Date              8/03/87  2/06/97  2/02/94  2/19/97
         --------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 5/31/04

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                        -0.28% -4.51%
                  -------------------------------------------
                  5-Year                         4.45%  3.55%
                  -------------------------------------------
                  10-Year                        5.53%  5.08%
                  -------------------------------------------

                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                        -0.95% -4.77%
                  -------------------------------------------
                  5-Year                         3.69%  3.52%
                  -------------------------------------------
                  10-Year                        4.96%  4.96%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                        -0.84%
                  -------------------------------------------
                  5-Year                         3.87%
                  -------------------------------------------
                  10-Year                        4.94%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                        -0.10%
                  -------------------------------------------
                  5-Year                         4.65%
                  -------------------------------------------
                  10-Year                        5.68%
                  -------------------------------------------
                  Tax-Free Yields

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/2/              4.45%  4.26%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            4.10%  3.93%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    6.08%  5.82%
                  -------------------------------------------

                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              3.67%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.55%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.26%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              3.89%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.75%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.56%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              4.67%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            4.50%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    6.67%
                  -------------------------------------------

                            Average Annual Total Returns as of 6/30/04

                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            0.79%       -3.44%
                            ------------------------------------------
                            5-Year            4.84%        3.94%
                            ------------------------------------------
                            10-Year           5.64%        5.18%
                            ------------------------------------------

                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year           -0.07%       -3.92%
                            ------------------------------------------
                            5-Year            4.06%        3.89%
                            ------------------------------------------
                            10-Year           5.06%        5.06%
                            ------------------------------------------

                            C Shares            NAV
                            ------------------------------------------
                            1-Year            0.15%
                            ------------------------------------------
                            5-Year            4.26%
                            ------------------------------------------
                            10-Year           5.06%
                            ------------------------------------------

                            R Shares            NAV
                            ------------------------------------------
                            1-Year            0.98%
                            ------------------------------------------
                            5-Year            5.04%
                            ------------------------------------------
                            10-Year           5.79%
                            ------------------------------------------

Bond Credit Quality/4/
                                    [CHART]

AAA/U.S. Guaranteed   56%
AA                    13%
A                      7%
BBB                    6%
NR                    17%
BB or Lower            1%

                  Top Five Sectors/4/
                  Tax Obligation/Limited                  17%
                  -------------------------------------------
                  Education and Civic Organizations       11%
                  -------------------------------------------
                  Long-Term Care                          11%
                  -------------------------------------------
                  Housing/Multifamily                     10%
                  -------------------------------------------
                  Tax Obligation/General                  10%
                  -------------------------------------------
                  Portfolio Statistics
                  Net Assets ($000)                  $253,372
                  -------------------------------------------
                  Average Effective Maturity (Years)    18.48
                  -------------------------------------------
                  Average Duration                       7.38
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2004.
2The Dividend Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of the average net yield of a fund's portfolio of bonds that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
3The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.5%.
4As a percentage of total holdings as of May 31, 2004. Holdings are subject to change.

                            Annual Report  Page 15

  Fund Spotlight as of 5/31/04                   Nuveen Ohio Municipal Bond Fund

================================================================================

   Quick Facts
                                          A Shares B Shares C Shares R Shares
   --------------------------------------------------------------------------
   NAV                                      $11.17   $11.16   $11.15   $11.16
   --------------------------------------------------------------------------
   Latest Monthly Dividend/1/              $0.0430  $0.0360  $0.0380  $0.0450
   --------------------------------------------------------------------------
   Latest Ordinary Income Distribution/2/  $0.0002  $0.0002  $0.0002  $0.0002
   --------------------------------------------------------------------------
   Inception Date                          6/27/85  2/03/97  8/03/93  2/03/97
   --------------------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 5/31/04
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                        -0.62% -4.82%
                  -------------------------------------------
                  5-Year                         4.34%  3.45%
                  -------------------------------------------
                  10-Year                        5.32%  4.87%
                  -------------------------------------------
                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                        -1.34% -5.13%
                  -------------------------------------------
                  5-Year                         3.58%  3.41%
                  -------------------------------------------
                  10-Year                        4.75%  4.75%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                        -1.14%
                  -------------------------------------------
                  5-Year                         3.77%
                  -------------------------------------------
                  10-Year                        4.76%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                        -0.41%
                  -------------------------------------------
                  5-Year                         4.55%
                  -------------------------------------------
                  10-Year                        5.47%
                  -------------------------------------------

                  Tax-Free Yields
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/3/              4.61%  4.42%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            4.07%  3.90%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    6.08%  5.82%
                  -------------------------------------------
                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              3.87%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.51%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.24%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              4.08%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.71%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.54%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              4.83%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            4.46%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    6.66%
                  -------------------------------------------

                            Average Annual Total Returns as of 6/30/04
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            0.50%       -3.71%
                            ------------------------------------------
                            5-Year            4.70%        3.80%
                            ------------------------------------------
                            10-Year           5.41%        4.96%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year           -0.33%       -4.16%
                            ------------------------------------------
                            5-Year            3.92%        3.75%
                            ------------------------------------------
                            10-Year           4.84%        4.84%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year           -0.03%
                            ------------------------------------------
                            5-Year            4.15%
                            ------------------------------------------
                            10-Year           4.84%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            0.71%
                            ------------------------------------------
                            5-Year            4.93%
                            ------------------------------------------
                            10-Year           5.57%
                            ------------------------------------------

Bond Credit Quality/5/
                                    [CHART]

AAA/U.S. Guaranteed   63%
AA                    18%
A                      7%
BBB                    6%
NR                     3%
BB or Lower            3%

                  Top Five Sectors/5/
                  Tax Obligation/General                  26%
                  -------------------------------------------
                  Healthcare                              18%
                  -------------------------------------------
                  Tax Obligation/Limited                   9%
                  -------------------------------------------
                  U.S. Guaranteed                          9%
                  -------------------------------------------
                  Utilities                                8%
                  -------------------------------------------
                  Portfolio Statistics
                  Net Assets ($000)                  $558,127
                  -------------------------------------------
                  Average Effective Maturity (Years)    16.58
                  -------------------------------------------
                  Average Duration                       6.62
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2004.
2Paid December 3, 2003. Capital gains and/or ordinary income are subject to federal taxation.
3The Dividend Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of the average net yield of a fund's portfolio of bonds that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 33%.
5As a percentage of total holdings as of May 31, 2004. Holdings are subject to change.

                            Annual Report  Page 16

  Fund Spotlight as of 5/31/04              Nuveen Wisconsin Municipal Bond Fund

================================================================================

   Quick Facts
                                          A Shares B Shares C Shares R Shares
   --------------------------------------------------------------------------
   NAV                                      $10.16   $10.18   $10.18   $10.20
   --------------------------------------------------------------------------
   Latest Monthly Dividend/1/              $0.0345  $0.0285  $0.0300  $0.0365
   --------------------------------------------------------------------------
   Latest Ordinary Income Distribution/2/  $0.0003  $0.0003  $0.0003  $0.0003
   --------------------------------------------------------------------------
   Inception Date                          6/01/94  2/25/97  2/25/97  2/25/97
   --------------------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 5/31/04
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                        -0.33% -4.55%
                  -------------------------------------------
                  5-Year                         4.43%  3.53%
                  -------------------------------------------
                  Since Inception                5.40%  4.95%
                  -------------------------------------------
                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                        -1.01% -4.84%
                  -------------------------------------------
                  5-Year                         3.65%  3.47%
                  -------------------------------------------
                  Since Inception                4.86%  4.86%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                        -0.84%
                  -------------------------------------------
                  5-Year                         3.86%
                  -------------------------------------------
                  Since Inception                4.91%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                        -0.10%
                  -------------------------------------------
                  5-Year                         4.65%
                  -------------------------------------------
                  Since Inception                5.59%
                  -------------------------------------------
                  Tax-Free Yields
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/3/              4.07%  3.90%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.59%  3.44%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.36%  5.13%
                  -------------------------------------------
                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              3.35%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.01%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    4.49%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              3.53%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.21%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    4.79%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              4.29%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.96%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.91%
                  -------------------------------------------

                            Average Annual Total Returns as of 6/30/04
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            0.61%       -3.59%
                            ------------------------------------------
                            5-Year            4.91%        4.01%
                            ------------------------------------------
                            10-Year           5.47%        5.02%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year           -0.18%       -4.03%
                            ------------------------------------------
                            5-Year            4.13%        3.96%
                            ------------------------------------------
                            10-Year           4.93%        4.93%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            0.00%
                            ------------------------------------------
                            5-Year            4.34%
                            ------------------------------------------
                            10-Year           4.98%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            0.75%
                            ------------------------------------------
                            5-Year            5.14%
                            ------------------------------------------
                            10-Year           5.66%
                            ------------------------------------------

Bond Credit Quality/5/
                                    [CHART]

AAA/U.S. Guaranteed   56%
AA                    12%
A                     12%
BBB                    5%
NR                    14%
BB or Lower            1%

                   Top Five Sectors/5/
                   Tax Obligation/Limited                 60%
                   ------------------------------------------
                   U.S. Guaranteed                        18%
                   ------------------------------------------
                   Housing/Multifamily                    10%
                   ------------------------------------------
                   Education and Civic Organizations       5%
                   ------------------------------------------
                   Long-Term Care                          2%
                   ------------------------------------------
                   Portfolio Statistics
                   Net Assets ($000)                  $48,411
                   ------------------------------------------
                   Average Effective Maturity (Years)   15.58
                   ------------------------------------------
                   Average Duration                      6.57
                   ------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2004.
2Paid December 3, 2003. Capital gains and/or ordinary income are subject to federal taxation.
3The Dividend Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of the average net yield of a fund's portfolio of bonds that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 33%.
5As a percentage of total holdings as of May 31, 2004. Holdings are subject to change.

                            Annual Report  Page 17

Portfolio of Investments
NUVEEN KANSAS MUNICIPAL BOND FUND
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Consumer Discretionary - 0.2%

    $    220 Wichita Airport Authority, Kansas, Airport Facilities         9/04 at 100.00        AA $  220,975
              Revenue Bonds, Wichita Airport Hotel Associates, L.P.
              Project, Series 1992, 7.000%, 3/01/05 - RAAI Insured
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 2.2%

       1,500 Puerto Rico Industrial, Tourist, Educational, Medical and     2/09 at 101.00       BBB  1,516,635
              Environmental Control Facilities Financing Authority,
              Higher Education Revenue Bonds, Ana G. Mendez University
              System Project, Series 1999, 5.375%, 2/01/19

         955 Washburn University of Topeka, Kansas, Revenue Bonds,         7/09 at 100.00       AAA  1,028,564
              Series 2001A, 5.500%, 7/01/16 - AMBAC Insured

         270 Washburn University of Topeka, Kansas, Revenue Bonds,         7/09 at 100.00       AAA    290,798
              Series 2001B, 5.500%, 7/01/16 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------
             Healthcare - 19.4%

             Coffeyville Public Building Commission, Kansas, Healthcare
             Facilities Revenue Bonds, Coffeyville Regional Medical
             Center, Series 2002:
       1,005  5.000%, 8/01/18 - AMBAC Insured                              8/12 at 100.00       AAA  1,028,286
       1,050  5.000%, 8/01/19 - AMBAC Insured                              8/12 at 100.00       AAA  1,069,320
       1,000  5.000%, 8/01/20 - AMBAC Insured                              8/12 at 100.00       AAA  1,012,310

       4,250 Colby, Kansas, Health Facilities Revenue Refunding Bonds,     8/08 at 100.00       N/R  3,823,343
              Citizens Medical Center, Inc., Series 1998, 5.625%, 8/15/16

       1,285 Kansas Development Finance Authority, Hospital Revenue       12/12 at 100.00        AA  1,346,821
              Bonds, Susan B. Allen Memorial Hospital, Series 2002Q,
              5.375%, 12/15/16 - RAAI Insured

       4,580 Kansas Development Finance Authority, Health Facilities       6/10 at 101.00        AA  5,137,523
              Revenue Bonds, Sisters of Charity of Leavenworth Health
              Services Corporation, Series 2000K, 6.500%, 12/01/16

       1,110 Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial   7/09 at 100.00        AA  1,145,797
              Hospital, Series 1999, 5.750%, 7/01/24 - RAAI Insured

             Manhattan, Kansas, Hospital Revenue Bonds, Mercy Health
             Center, Series 2001:
       1,025  5.000%, 8/15/14 - FSA Insured                                8/11 at 100.00       AAA  1,072,201
       1,075  5.000%, 8/15/15 - FSA Insured                                8/11 at 100.00       AAA  1,114,764

             Newton, Kansas, Hospital Revenue Refunding Bonds, Newton
             Healthcare Corporation, Series 1998A:
       1,000  5.700%, 11/15/18                                            11/08 at 100.00      BBB-  1,012,330
       1,750  5.750%, 11/15/24                                            11/08 at 100.00      BBB-  1,746,815

         100 Puerto Rico Industrial, Tourist, Educational, Medical and     1/05 at 102.00       AAA    104,053
              Environmental Control Facilities Financing Authority,
              Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series
              1995A, 6.250%, 7/01/24 - MBIA Insured

       4,780 Wichita, Kansas, Hospital Facilities Revenue Refunding and   11/09 at 101.00        A+  5,086,016
              Improvement Bonds, Via Christi Health System, Inc., Series
              1999-XI, 6.250%, 11/15/24
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 5.1%

       1,715 Kansas Development Finance Authority, Multifamily Housing    12/10 at 100.00       AAA  1,770,823
              Senior Revenue Bonds, Chimney Hills Apartments Project,
              Series 2000U-1, 5.900%, 12/01/20 (Alternative Minimum Tax)
              - AMBAC Insured

       1,000 Olathe, Kansas, FNMA Multifamily Housing Revenue Refunding    6/04 at 102.00       AAA  1,022,440
              Bonds, Deerfield Apartments, Series 1994A, 6.450%, 6/01/19
              (Pre-refunded to 6/01/04)

             Wichita, Kansas, Multifamily Housing Revenue Refunding
             Bonds, Shores Apartments, Series 1994XI-A:
       1,500  6.700%, 4/01/19 - RAAI Insured                               4/09 at 102.00        AA  1,567,890
       2,000  6.800%, 4/01/24 - RAAI Insured                               4/09 at 102.00        AA  2,082,240
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 3.1%

          30 Olathe-Labette County, Kansas, GNMA Collateralized Single     2/05 at 105.00       Aaa     31,222
              Family Mortgage Revenue Refunding Bonds, Series 1994C-I,
              7.800%, 2/01/25

         525 Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed     No Opt. Call       Aaa    545,900
              Securities Program Single Family Revenue Bonds, Series
              1997A-1, 6.950%, 6/01/29 (Alternative Minimum Tax)

       1,930 Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed   6/08 at 105.00       Aaa  2,055,778
              Securities Program Single Family Revenue Bonds, Series
              1998A-1, 6.500%, 12/01/22 (Alternative Minimum Tax)

----
18

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family (continued)

    $    765 Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed  12/09 at 105.00       Aaa $  812,660
              Securities Program Single Family Revenue Bonds, Series
              2000A-2, 7.600%, 12/01/31 (Alternative Minimum Tax)

         350 Sedgwick and Shawnee Counties, Kansas, FNMA/GNMA             12/10 at 105.00       Aaa    371,494
              Mortgage-Backed Securities Program Single Family Revenue
              Bonds, Series 2001A, 6.300%, 12/01/32 (Alternative Minimum
              Tax)

         125 Sedgwick and Shawnee Counties, Kansas, GNMA Collateralized   11/04 at 105.00       Aaa    129,936
              Single Family Mortgage Revenue Refunding Bonds, Series
              1994A-III, 8.125%, 5/01/24 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Industrials - 1.6%

       1,000 Wichita Airport Authority, Kansas, Special Facilities         6/12 at 101.00        A-  1,042,370
              Revenue Bonds, Cessna Citation Service Center,
              Series 2002A, 6.250%, 6/15/32 (Alternative Minimum Tax)

       1,000 Wichita, Kansas, Industrial Revenue Bonds, NMF America,       8/07 at 101.00       AA-  1,039,120
              Inc., Series 2000-II, 5.800%, 8/01/15 (Alternative Minimum
              Tax)
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 0.4%

         500 Sedgwick County, Kansas, Healthcare Facilities Revenue       11/09 at 100.00         A    510,420
              Bonds, Catholic Care Center, Inc., Series 2001, 5.750%,
              11/15/23
--------------------------------------------------------------------------------------------------------------
             Materials - 3.7%

       1,000 Dodge City, Kansas, Pollution Control Revenue Refunding      11/04 at 100.00        A2  1,019,740
              Bonds, Excel Corporation Project/Cargill, Inc., Project,
              Series 1992, 6.625%, 5/01/05

       3,700 Ford County, Kansas, Sewage and Solid Waste Disposal          6/08 at 102.00        A+  3,720,128
              Revenue Bonds, Excel Corporation/Cargill, Inc. Project,
              Series 1998, 5.400%, 6/01/28 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 15.2%

       2,500 Butler and Sedgwick Counties Unified School District 385,       No Opt. Call       AAA  2,902,750
              Andover, Kansas, General Obligation Refunding and
              Improvement Bonds, Series 2000, 6.000%, 9/01/16 - FSA
              Insured

       1,675 Cowley County Unified School District 465, Winfield,         10/13 at 100.00       AAA  1,733,005
              Kansas, General Obligation Bonds,
              Series 2003, 5.250%, 10/01/23 - MBIA Insured

         750 Derby, Kansas, General Obligation Bonds, Series 2001A,       12/11 at 100.00       Aaa    785,212
              5.250%, 12/01/21 - AMBAC Insured

         560 Derby, Kansas, General Obligation Bonds, Series 2002B,       12/10 at 100.00       Aaa    582,366
              5.000%, 12/01/18 - FSA Insured

         650 Harvey County Unified School District 460, Hesston, Kansas,   9/12 at 100.00       AAA    659,835
              General Obligation Bonds, Series 2002, 5.000%, 9/01/22 -
              FGIC Insured

       1,100 Montgomery County Unified School District 445, Coffeyville,   4/12 at 100.00       AAA  1,115,961
              Kansas, General Obligation Bonds, Series 2002, 5.000%,
              4/01/22 - FGIC Insured

         500 Puerto Rico, Public Improvement General Obligation Bonds,     7/11 at 100.00        A-    505,640
              Series 2002A, 5.375%, 7/01/28

       1,000 Puerto Rico, Public Improvement General Obligation              No Opt. Call       AAA  1,114,200
              Refunding Bonds, Series 2002A, 5.500%,7/01/20 - MBIA
              Insured

       1,070 Scott County Unified School District 466, Kansas, General     9/12 at 100.00       AAA  1,135,527
              Obligation Refunding Bonds, Series 2002, 5.250%, 9/01/18 -
              FGIC Insured

       1,250 Sedgwick County Unified School District 259, Wichita,         9/10 at 100.00        AA  1,133,700
              Kansas, General Obligation Bonds, Series 2000, 3.500%,
              9/01/16

       1,795 Wichita, Kansas, General Obligation Bonds, Series 2002,       4/09 at 101.00        AA  1,855,940
              5.000%, 4/01/17

       3,050 Wyandotte County Unified School District 500, Kansas,         9/11 at 100.00       AAA  2,791,116
              General Obligation Bonds, Series 2001, 4.000%, 9/01/20 -
              FSA Insured

       3,000 Wyandotte County Unified School District 500, Kansas,         9/12 at 100.00       AAA  3,074,220
              General Obligation Bonds, Series 2002, 5.000%, 9/01/20 -
              FSA Insured
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 26.4%

       3,000 Butler County Public Building Commission, Kansas,            10/10 at 100.00       Aaa  3,218,430
              Improvement Revenue Bonds, Public Facilities Projects,
              Series 2000, 5.550%, 10/01/21 - MBIA Insured

         500 Kansas Development Finance Authority, Lease Revenue Bonds,   10/12 at 100.00       AAA    508,670
              Department of Administration, State Capitol Restoration
              Parking Facility Project, Series 2002C, 5.000%, 10/01/21 -
              FSA Insured

----
19

Portfolio of Investments
NUVEEN KANSAS MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  1,000 Kansas Development Finance Authority, Revenue Bonds, State   10/11 at 100.00       AAA $1,042,780
              Projects, Series 2001W, 5.000%,10/01/17 - MBIA Insured

       2,085 Kansas Development Finance Authority, Revenue Bonds, State   10/12 at 100.00       AAA  2,213,186
              Projects, Series 2002N, 5.250%,10/01/18 - AMBAC Insured

       5,000 Kansas Development Finance Authority, Revenue Bonds, Board    4/13 at 102.00       AAA  5,035,050
              of Regents, Scientific Research and Development Facilities
              Projects, Series 2003C, 5.000%, 10/01/23 - AMBAC Insured

       2,355 Kansas Development Finance Authority, Revenue Bonds, State    8/13 at 100.00       AAA  2,454,923
              Projects, Series 2003J, 5.250%,8/01/20 - AMBAC Insured

       5,000 Overland Park Development Corporation, Kansas, First Tier     1/11 at 101.00       N/R  4,990,700
              Revenue Bonds, Overland Park Convention Center, Series
              2001A, 7.375%, 1/01/32

             Puerto Rico Public Finance Corporation, Commonwealth
             Appropriation Bonds, Series 2002E:
       1,000  6.000%, 8/01/26                                                No Opt. Call      BBB+  1,112,220
       4,500  6.000%, 8/01/26                                                No Opt. Call       AAA  5,187,870
       2,500  5.500%, 8/01/29                                              2/12 at 100.00      BBB+  2,547,550

       1,000 Virgin Islands Public Finance Authority, Revenue Refunding   10/08 at 101.00      BBB-  1,003,090
              Senior Lien Bonds, Matching Fund Loan Notes, Series 1998A,
              5.625%, 10/01/25

       2,000 Virgin Islands Public Finance Authority, Gross Receipts      10/10 at 101.00       BBB  2,215,760
              Taxes Loan Notes, Series 1999A, 6.375%,10/01/19

       8,025 Wyandotte County-Kansas City Unified Government, Kansas,        No Opt. Call       AAA  2,210,246
              Sales Tax Special Obligation Revenue Bonds, Kansas
              International Speedway Corporation, Series 1999, 0.000%,
              12/01/27 - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Transportation - 0.8%

       1,500 Puerto Rico Ports Authority, Special Facilities Revenue       6/06 at 102.00       CCC  1,010,445
              Bonds, American Airlines, Inc., Series 1996A, 6.250%,
              6/01/26 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 9.9%

      12,175 Johnson County, Kansas, Residual Revenue and Refunding          No Opt. Call       Aaa  8,719,492
              Bonds, Series 1992, 0.000%, 5/01/12

         400 Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial   7/04 at 100.00   Baa1***    401,668
              Hospital, Series 1994, 6.200%, 7/01/19 (Pre-refunded to
              7/01/04)

       2,000 Puerto Rico Highway and Transportation Authority, Highway     7/10 at 101.00      A***  2,359,000
              Revenue Bonds, Series 2000B, 6.500%, 7/01/27 (Pre-refunded to 7/01/10)

       1,010 Wichita, Kansas, Revenue Bonds, CSJ Health System of         11/04 at 100.00     A+***  1,198,234
              Wichita, Inc., Series 1985-XXV, 7.200%, 10/01/15
--------------------------------------------------------------------------------------------------------------
             Utilities - 4.5%

       1,000 Burlington, Kansas, Environmental Improvement Revenue           No Opt. Call        A3  1,027,410
              Bonds, Kansas City Power and Light Company Project, Series
              1998A, 4.750%, 9/01/15 (Mandatory put 10/01/07)

       1,010 Kansas City, Kansas, Utility System Revenue Refunding and     9/04 at 102.00       AAA  1,041,340
              Improvement Bonds, Series 1994, 6.375%, 9/01/23 - FGIC
              Insured

         500 Pratt, Kansas, Electric System Revenue Bonds, Series          5/10 at 100.00       AAA    527,350
              2001-1, 5.250%, 5/01/18 - AMBAC Insured

       1,000 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/12 at 101.00       AAA  1,014,690
              Series 2002II, 5.125%, 7/01/26 - FSA Insured

             Wellington, Kansas, Electric, Water and Sewer Utility
             System Revenue Bonds, Series 2002:
         335  5.250%, 11/01/25 - AMBAC Insured                            11/12 at 100.00       AAA    343,814
         785  5.250%, 11/01/27 - AMBAC Insured                            11/12 at 100.00       AAA    802,223

       1,000 Wynadotte County-Kansas City Unified Government, Kansas,      5/11 at 100.00       AAA  1,016,040
              Industrial Revenue Bonds, Board of Public Utilities Office
              Building Complex, Series 2001, 5.000%, 5/01/21 - MBIA
              Insured

----
20

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Water and Sewer - 7.0%

    $  2,000 Augusta, Kansas, Waterworks System Revenue Bonds, Series     10/08 at 101.50        AA $  2,202,780
              2000A, 6.150%, 10/01/20 - RAAI Insured

       1,040 Chisholm Creek Utility Authority, Kansas, Water and           9/12 at 100.00       Aaa    1,073,311
              Wastewater Facilities Revenue Bonds, Series 2002, 5.250%,
              9/01/22 - MBIA Insured

       5,500 Wichita, Kansas, Water and Sewer Utility Revenue Bonds,      10/13 at 100.00       AAA    5,592,014
              Series 2003, 5.000%, 10/01/22 - FGIC Insured
----------------------------------------------------------------------------------------------------------------
    $132,215 Total Long-Term Investments (cost $123,171,995) - 99.5%                                 126,938,470
----------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 0.5%                                                        665,995
             --------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $127,604,465
             --------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.

                                See accompanying notes to financial statements.

----
21

Portfolio of Investments
NUVEEN KENTUCKY MUNICIPAL BOND FUND
May 31, 2004

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Consumer Staples - 0.9%

    $  5,125 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    5/12 at 100.00       BBB $ 4,385,770
              Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
---------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 5.2%

       9,295 Columbia, Kentucky, Educational Development Revenue Bonds,    4/11 at 101.00      BBB-   9,506,089
              Lindsey Wilson College Project, Series 2001, 6.250%,
              4/01/21

       5,930 Jefferson County, Kentucky, College Revenue Bonds,            5/09 at 101.00      Baa2   5,447,832
              Bellarmine College Project, Series 1999, 5.250%, 5/01/29

       4,500 Kentucky Economic Development Finance Authority, College     10/12 at 100.00       AAA   4,447,665
              Revenue Refunding and Improvement Bonds, Centre College
              Project, Series 2002, 5.000%, 4/01/32 - FSA Insured

       2,500 Puerto Rico Industrial, Tourist, Educational, Medical and     2/09 at 101.00       BBB   2,443,025
              Environmental Control Facilities Financing Authority,
              Higher Education Revenue Bonds, Ana G. Mendez University
              System Project, Series 1999, 5.375%, 2/01/29

       3,000 Puerto Rico Industrial, Tourist, Educational, Medical and     9/11 at 100.00       BBB   2,925,450
              Environmental Control Facilities Financing Authority,
              Higher Education Revenue Bonds, University of the Sacred
              Heart Project, Series 2001, 5.250%, 9/01/31
---------------------------------------------------------------------------------------------------------------
             Energy - 3.0%

       5,000 Ashland, Kentucky, Pollution Control Revenue Refunding        8/04 at 100.00      Baa2   5,128,000
              Bonds, Ashland Oil, Inc. Project, Series 1992, 6.650%,
              8/01/09

       9,000 Ashland, Kentucky, Sewerage and Solid Waste Revenue Bonds,    2/05 at 102.00      Baa2   9,332,640
              Ashland, Inc. Project, Series 1995, 7.125%, 2/01/22
              (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------
             Healthcare - 11.4%

       1,310 Christian County, Kentucky, Hospital Revenue Bonds, Jennie    7/06 at 102.00        A-   1,349,811
              Stuart Medical Center, Series 1996A, 6.000%, 7/01/17

       3,500 Christian County, Kentucky, Hospital Revenue Refunding        7/06 at 102.00        A-   3,656,555
              Bonds, Jennie Stuart Medical Center, Series 1997A, 6.000%,
              7/01/13

       5,270 Clark County, Kentucky, Hospital Revenue Refunding and        3/07 at 102.00      BBB-   5,441,644
              Improvement Bonds, Clark Regional Medical Center Project,
              Series 1997, 6.200%, 4/01/13

       9,500 Kentucky Economic Development Finance Authority, Hospital     2/07 at 102.00       AAA   9,901,185
              Revenue Refunding Bonds, Pikeville, United Methodist
              Hospital of Kentucky, Inc. Project, Series 1997, 5.700%,
              2/01/28 - CONNIE LEE/AMBAC Insured

             Kentucky Economic Development Finance Authority, Hospital
             System Revenue Refunding and Improvement Bonds, Appalachian
             Regional Healthcare, Inc. Project, Series 1997:
         500  5.500%, 10/01/07                                               No Opt. Call       BB-     502,260
         500  5.600%, 10/01/08                                             4/08 at 102.00       BB-     502,190
       3,500  5.850%, 10/01/17                                             4/08 at 102.00       BB-   3,293,675
       1,500  5.875%, 10/01/22                                             4/08 at 102.00       BB-   1,353,180

       6,000 Kentucky Economic Development Finance Authority, Revenue      6/08 at 101.00        AA   5,771,340
              Refunding and Improvement Bonds, Catholic Health
              Initiatives, Series 1998A, 5.000%, 12/01/27

             Kentucky Economic Development Finance Authority, Revenue
             Bonds, Catholic Health Initiatives, Series 2001:
       1,000  5.250%, 9/01/21                                              9/11 at 100.00        AA   1,011,640
       1,000  5.250%, 9/01/24                                              9/11 at 100.00        AA   1,005,010

      10,340 Kentucky Economic Development Finance Authority, Health         No Opt. Call       AAA   2,600,303
              System Revenue Bonds, Norton Healthcare, Inc., Series
              2000B, 0.000%, 10/01/28 - MBIA Insured

       1,665 McCracken County, Kentucky, Hospital Facilities Revenue      11/04 at 102.00       AAA   1,726,006
              Refunding Bonds, Mercy Health System, Series 1994A,
              6.300%, 11/01/06 - MBIA Insured

      16,500 Russell, Kentucky, Revenue Bonds, Bon Secours Health         11/12 at 100.00        A-  16,432,020
              System, Series 2002A, 5.625%, 11/15/30

----
22

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 1.1%

    $  2,455 Greater Kentucky Housing Assistance Corporation,              7/04 at 100.00       AAA $2,456,817
              FHA-Insured Section 8 Mortgage Revenue Refunding Bonds,
              Brown Proctor and California Square II Apartment Projects,
              Series 1993A, 6.250%, 7/01/24 - MBIA Insured

       3,385 Henderson, Kentucky, Senior Tax-Exempt Residential            5/09 at 102.00       N/R  2,983,742
              Facilities Revenue Bonds, Pleasant Pointe Project, Series
              1999A, 6.125%, 5/01/29
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 3.1%

       2,000 Kentucky Housing Corporation, Housing Revenue Bonds, Series  11/10 at 100.00       AAA  2,080,320
              2000F, 5.850%, 7/01/20 (Alternative Minimum Tax)

         850 Kentucky Housing Corporation, Housing Revenue Bonds, Series   1/09 at 101.00       AAA    858,993
              1998F, 5.000%, 7/01/18 (Alternative Minimum Tax)

       9,480 Kentucky Housing Corporation, Housing Revenue Bonds, Series   4/09 at 101.00       AAA  9,554,702
              1999A, 5.200%, 1/01/31

       2,390 Kentucky Housing Corporation, Housing Revenue Bonds, Series   4/09 at 101.00       AAA  2,392,533
              1999B, 5.250%, 1/01/28 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 3.5%

       4,840 Florence, Kentucky, Housing Facilities Revenue Bonds,         8/09 at 101.00         A  5,053,396
              Bluegrass RHF Housing, Inc. Project, Series 1999, 6.375%,
              8/15/29 - ACA Insured

         555 Jefferson County, Kentucky, First Mortgage Revenue Bonds,    11/04 at 102.00       BBB    568,958
              First Christian Church Homes of Kentucky Project, Series
              1994, 6.000%, 11/15/09

             Kentucky Economic Development Finance Authority, Revenue
             Bonds, Christian Church Homes of Kentucky, Inc. Obligated
             Group, Series 1998:
       1,800  5.375%, 11/15/23                                             5/08 at 102.00       BBB  1,720,494
       3,500  5.500%, 11/15/30                                             5/08 at 102.00       BBB  3,302,390

             Kentucky Economic Development Finance Authority, Mortgage
             Revenue Bonds, South Central Nursing Homes, Inc., Series
             1997A:
       2,000  6.000%, 7/01/27 (Mandatory put 7/01/20) - MBIA Insured       1/08 at 105.00       AAA  2,162,280
       3,700  6.000%, 7/01/27 (Mandatory put 1/01/24) - MBIA Insured       1/08 at 105.00       AAA  4,000,218
--------------------------------------------------------------------------------------------------------------
             Materials - 3.5%

       2,370 Hancock County, Kentucky, Solid Waste Disposal Revenue        5/06 at 102.00       BBB  2,419,343
              Bonds, Willamette Industries, Inc. Project, Series 1996,
              6.600%, 5/01/26 (Alternative Minimum Tax)

       1,000 Jefferson County, Kentucky, Pollution Control Revenue         7/04 at 102.50       AA-  1,033,410
              Bonds, E.I. du Pont de Nemours and Company Project, Series
              1982A, 6.300%, 7/01/12

       3,750 Perry County, Kentucky, Solid Waste Disposal Revenue Bonds,   6/04 at 102.00      Baa2  3,834,713
              Weyerhaeuser Company - TJ International Project, Series
              1994, 7.000%, 6/01/24 (Alternative Minimum Tax)

       4,240 Perry County, Kentucky, Solid Waste Disposal Revenue Bonds,   5/06 at 102.00       N/R  4,402,519
              Weyerhaeuser Company - TJ International Project, Series
              1996, 6.800%, 5/01/26 (Alternative Minimum Tax)

       2,000 Perry County, Kentucky, Solid Waste Disposal Revenue Bonds,   4/07 at 102.00      Baa2  2,059,120
              Weyerhaeuser Company - TJ International Project, Series
              1997, 6.550%, 4/15/27 (Alternative Minimum Tax)

       2,820 Wickliffe, Kentucky, Solid Waste Disposal Facility Revenue    4/06 at 102.00       BBB  2,859,367
              Bonds, Westvaco Corporation, Series 1996, 6.375%, 4/01/26
              (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 2.7%

       2,500 Jefferson County, Kentucky, General Obligation Refunding      5/09 at 100.00        AA  2,669,950
              Bonds, Series 1999C, 6.150%, 5/15/16 (Alternative Minimum
              Tax)

       1,175 Louisville, Kentucky, General Obligation Bonds, Series       11/11 at 101.00        AA  1,202,002
              2001A, 5.000%, 11/01/21

       3,000 Louisville, Kentucky, General Obligation Bonds, Series       10/12 at 100.00       AAA  3,029,340
              2002A, 5.000%, 10/01/23 - FGIC Insured

       4,400 Puerto Rico, Public Improvement Bonds, TICS/TOCS, Series        No Opt. Call       AAA  5,849,228
              2001, 10.883%, 7/01/19 - FSA Insured (IF)

----
23

Portfolio of Investments
NUVEEN KENTUCKY MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 25.6%

    $  1,875 Bell County Public Properties Corporation, Kentucky, First    3/11 at 102.00       AAA $ 2,028,244
              Mortgage Revenue Bonds, Judicial Center Project, Series
              2000, 5.850%, 9/01/28 - AMBAC Insured

       1,465 Boone County, Kentucky, Public Properties Corporation,        9/12 at 101.00       Aa3   1,505,141
              First Mortgage Bonds, AOC Judicial Facility, Series 2001,
              5.125%, 9/01/22

             Bowling Green, Kentucky, General Obligation and Special
             Revenue Bonds, Series 2002B:
       1,785  5.000%, 6/01/23                                              6/12 at 100.00       Aa2   1,803,171
       1,230  5.000%, 6/01/24                                              6/12 at 100.00       Aa2   1,237,651
       1,665  5.000%, 6/01/25                                              6/12 at 100.00       Aa2   1,668,796

             Butler County School District Finance Corporation,
             Kentucky, Revenue Bonds, School Buildings, Series 2004C:
       1,220  5.000%, 6/01/20 (WI, settling 6/08/04)                       6/14 at 100.00       Aa3   1,239,691
       1,255  5.000%, 6/01/22 (WI, settling 6/08/04)                       6/14 at 100.00       Aa3   1,264,337

             Fayette County School District Finance Corporation,
             Kentucky, School Building Revenue Bonds, Series 2000:
       1,665  5.500%, 6/01/18                                              6/10 at 101.00       AA-   1,791,756
       2,795  5.500%, 6/01/20                                              6/10 at 101.00       AA-   2,956,803

       3,155 Florence Public Properties Corporation, Kentucky, First       6/07 at 102.00       AAA   3,292,621
              Mortgage Revenue Bonds, Administrative Office Complex
              Project, Series 1997, 5.500%, 6/01/27 - MBIA Insured

       4,500 Kenton County Public Properties Corporation, Kentucky,        3/09 at 101.00       Aa3   4,390,425
              First Mortgage Revenue Bonds, Courthouse Facilities
              Project, Series 1998A, 5.000%, 3/01/29

             Kentucky Area Development Districts Financing Trust, Ewing,
             Lease Acquisition Program Revenue Bonds, Series 2000C:
         750  5.850%, 6/01/20                                              6/10 at 102.00        AA     794,333
       1,000  6.000%, 6/01/30                                              6/10 at 102.00        AA   1,075,130

             Kentucky State Property and Buildings Commission, Revenue
             Refunding Bonds, Project No. 79, Series 2003:
       5,000  5.000%, 10/01/21 - MBIA Insured                             10/13 at 100.00       AAA   5,095,000
       6,500  5.000%, 10/01/22 - MBIA Insured                             10/13 at 100.00       AAA   6,589,180

       1,845 Kentucky State Property and Buildings Commission, Revenue    11/13 at 100.00       AAA   1,862,195
              Bonds, Project No. 81, Series 2003, 5.000%, 11/01/23 -
              AMBAC Insured

       4,000 Kentucky Turnpike Authority, Economic Development Road        7/11 at 100.00       AAA   4,173,960
              Revenue and Refunding Bonds, Revitalization Project,
              Series 2001B, 5.150%, 7/01/19 - FSA Insured

      11,000 Lexington-Fayette Urban County Government, Kentucky, First    7/08 at 102.00       AAA  11,029,370
              Mortgage Bonds, Public Facilities Corporation, Series
              1998, 5.125%, 10/01/31 - FSA Insured

       1,695 Louisville and Jefferson County Visitors and Convention       6/14 at 101.00       AAA   1,818,210
              Commission, Kentucky, Dedicated Tax Revenue Bonds, Series
              2004A, 5.000%, 12/01/15 - FSA Insured

         650 Magoffin County School District Finance Corporation,          6/10 at 101.00       Aa3     708,507
              Kentucky, School Building Revenue Bonds, Series 2000,
              5.750%, 6/01/20

       1,525 McCracken County Public Properties Corporation, Kentucky,     9/06 at 102.00       AAA   1,643,371
              Public Project Revenue Bonds, Court Facilities, Series
              1995, 5.900%, 9/01/26 - AMBAC Insured

       8,000 Mount Sterling, Kentucky, Lease Revenue Bonds, Kentucky       9/04 at 101.00       Aa3   8,089,680
              League of Cities Funding Trust, Series 1993A, 6.200%,
              3/01/18

       5,100 Oldham County School District Finance Corporation,            4/11 at 101.00       Aa3   5,294,208
              Kentucky, School Building Revenue Bonds, Series 2001A,
              5.125%, 4/01/21

             Oldham County School District Finance Corporation,
             Kentucky, School Building Revenue Bonds, Series 2004:
       1,230  5.000%, 5/01/18 - MBIA Insured                               5/14 at 100.00       Aaa   1,279,249
       1,635  5.000%, 5/01/20 - MBIA Insured                               5/14 at 100.00       Aaa   1,679,374
       1,715  5.000%, 5/01/21 - MBIA Insured                               5/14 at 100.00       Aaa   1,751,958

       1,360 Owen County School District Finance Corporation, Kentucky,    4/11 at 101.00       Aa3   1,386,697
              School Building Revenue Bonds, Series 2001, 5.000%, 4/01/21

----
24

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

             Pendleton County, Kentucky, Leasing Trust Revenue Bonds,
             Kentucky Association of Counties, Series 1993A:
    $ 16,460  6.500%, 3/01/19                                              9/04 at 101.00         A $16,646,986
         500  6.400%, 3/01/19                                                No Opt. Call         A     583,800

       4,000 Puerto Rico Highway and Transportation Authority, Highway       No Opt. Call       AAA   4,505,800
              Revenue Bonds, Reset Option Long Certificates II-R-66,
              Series 1996Y, 9.870%, 1/01/13 (IF)

       2,545 Puerto Rico Highway and Transportation Authority,               No Opt. Call       AAA   2,877,402
              Transportation Revenue Bonds, Series 1998A, 5.500%,
              7/01/14 - AMBAC Insured

       1,000 Puerto Rico Highway and Transportation Authority, Highway     7/12 at 100.00       AAA   1,000,610
              Revenue Bonds, Series 2002D, 5.000%, 7/01/32 - FSA Insured

       3,185 Puerto Rico Public Buildings Authority, Guaranteed              No Opt. Call       AAA   3,543,631
              Government Facilities Revenue Bonds, Series 1993L, 5.500%,
              7/01/21 - FSA Insured

       3,000 Puerto Rico Public Finance Corporation, Commonwealth            No Opt. Call       AAA   3,458,580
              Appropriation Bonds, Series 2002E, 6.000%, 8/01/26

       1,360 Shelby County School District Finance Corporation,            5/14 at 100.00       Aaa   1,389,308
              Kentucky, Revenue Bonds, School Buildings, Series 2004,
              5.000%, 5/01/21 (WI, settling 6/10/04) - MBIA Insured

       2,185 Spencer County School District Finance Corporation,           7/14 at 100.00       Aaa   2,237,986
              Kentucky, Revenue Bonds, School Buildings, Series 2004,
              5.000%, 7/01/21 (WI, settling 6/15/04) - FSA Insured

       1,010 Virgin Islands Public Finance Authority, Gross Receipts      10/14 at 100.00       AAA   1,069,024
              Taxes Loan Notes, Series 2003, 5.250%, 10/01/21 - FSA
              Insured

       7,000 Warren County Justice Center Expansion Corporation,           9/07 at 102.00       AAA   7,180,040
              Kentucky, First Mortgage Revenue Bonds, AOC Judicial
              Facility, Series 1997A, 5.250%, 9/01/24 - MBIA Insured
---------------------------------------------------------------------------------------------------------------
             Transportation - 5.2%

             Guam International Airport Authority, Revenue Bonds, Series
             2003C:
       5,000  5.250%, 10/01/22 (Alternative Minimum Tax) - MBIA Insured   10/10 at 100.00       AAA   5,142,050
       2,195  5.000%, 10/01/23 (Alternative Minimum Tax) - MBIA Insured   10/13 at 100.00       AAA   2,166,728

       1,250 Kenton County Airport Board, Kentucky, Airport Revenue        3/06 at 102.00       AAA   1,341,238
              Bonds, Cincinnati/Northern Kentucky International Airport,
              Series 1996B, 5.750%, 3/01/13 - MBIA Insured

       5,090 Kenton County Airport Board, Kentucky, Airport Revenue        3/13 at 100.00       AAA   5,025,561
              Bonds, Cincinnati/Northern Kentucky International Airport,
              Series 2003B, 5.000%, 3/01/23 (Alternative Minimum Tax) -
              MBIA Insured

       5,000 Louisville and Jefferson County Regional Airport Authority,   7/05 at 102.00       AAA   5,130,550
              Kentucky, Airport System Revenue Bonds, Series 1995A,
              5.625%, 7/01/25 (Alternative Minimum Tax) - MBIA Insured

       1,000 Louisville and Jefferson County Regional Airport Authority,   7/13 at 100.00       AAA   1,016,940
              Kentucky, Airport System Revenue Bonds, Series 2003C,
              5.250%, 7/01/22 (Alternative Minimum Tax) - FSA Insured

       6,000 Louisville and Jefferson County Regional Airport Authority,   3/09 at 101.00      Baa3   5,245,380
              Kentucky, Special Facilities Revenue Bonds, Airis
              Louisville LLC Project, Series 1999A, 5.500%, 3/01/19
              (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 15.5%

       1,595 Bowling Green Municipal Project Corporation, Kentucky,       12/04 at 102.00     A2***   1,668,721
              Lease Revenue Bonds, Series 1994, 6.500%, 12/01/14
              (Pre-refunded to 12/01/04)

       5,085 Campbellsville, Kentucky, Industrial Building Revenue         3/09 at 102.00     A+***   5,694,691
              Bonds, Campbellsville University Project, Series 1999,
              5.500%, 3/01/29 (Pre-refunded to 3/01/09)

       1,005 Casey County School District Finance Corporation, Kentucky,   3/05 at 102.00    Aa3***   1,057,501
              School Building Revenue Bonds, Series 1995, 5.750%,
              3/01/15 (Pre-refunded to 3/01/05)

       1,070 Fleming County School District Finance Corporation,           3/05 at 102.00     A+***   1,126,731
              Kentucky, School Building Revenue Bonds, Series 1995,
              5.875%, 3/01/15 (Pre-refunded to 3/01/05)

       1,260 Floyd County Public Properties Corporation, Kentucky, First   3/06 at 102.00    N/R***   1,360,485
              Mortgage Revenue Bonds, Floyd County Justice Center
              Project, Series 1995A, 5.550%, 9/01/23 (Pre-refunded to
              3/01/06)

       3,550 Floyd County Public Properties Corporation, Kentucky, First   3/06 at 102.00    N/R***   3,872,766
              Mortgage Revenue Bonds, Floyd County Justice Center
              Project, Series 1996B, 6.200%, 9/01/26 (Pre-refunded to
              3/01/06)

       1,200 Floyd County School District Finance Corporation, Kentucky,   5/05 at 102.00    Aa3***   1,267,992
              School Building Revenue Bonds, Series 1995, 5.500%,
              5/01/15 (Pre-refunded to 5/01/05)

----
25

Portfolio of Investments
NUVEEN KENTUCKY MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed (continued)

             Hardin County Building Commission, Kentucky, Revenue Bonds,
             Detention Facility Project, Series 1994:
    $    525  6.200%, 12/01/11 (Pre-refunded to 12/01/04) - MBIA Insured  12/04 at 102.00       AAA $  548,389
       1,775  6.250%, 12/01/14 (Pre-refunded to 12/01/04) - MBIA Insured  12/04 at 102.00       AAA  1,854,520

       2,000 Jefferson County Collegiate Housing Foundation, Kentucky,     9/09 at 102.00    N/R***  2,386,220
              Student Housing Revenue Bonds, University of Louisville
              Project, Series 1999A, 7.125%, 9/01/29 (Pre-refunded to
              9/01/09)

             Kentucky Infrastructure Authority, Infrastructure Revolving
             Loan Program Revenue Bonds, Series 1995J:
         440  6.300%, 6/01/10 (Pre-refunded to 6/01/05)                    6/05 at 102.00    Aa3***    469,792
         360  6.350%, 6/01/11 (Pre-refunded to 6/01/05)                    6/05 at 102.00    Aa3***    384,556
         600  6.375%, 6/01/14 (Pre-refunded to 6/01/05)                    6/05 at 102.00    Aa3***    641,076

         420 Kentucky Infrastructure Authority, Governmental Agencies      8/05 at 102.00     A-***    440,089
              Program Revenue Bonds, Series 1995G, 6.300%, 8/01/10
              (Pre-refunded to 8/01/05)

         400 Kentucky State Property and Buildings Commission, Agency      5/10 at 100.00       AAA    451,536
              Fund Revenue Bonds, Project No. 66A, Series 2000, 5.750%,
              5/01/20 (Pre-refunded to 5/01/10) - MBIA Insured

         500 Kentucky State Property and Buildings Commission, Revenue    11/09 at 100.00       AAA    556,080
              Bonds, Project No. 64, Series 1999, 5.500%, 5/01/18
              (Pre-refunded to 11/01/09) - MBIA Insured

             Kentucky State Property and Buildings Commission, Revenue
             Refunding Bonds, Project No. 72, Series 2001:
       4,375  5.375%, 10/01/18 (Pre-refunded to 10/01/11) - MBIA Insured  10/11 at 100.00       AAA  4,874,275
       5,860  5.375%, 10/01/19 (Pre-refunded to 10/01/11) - MBIA Insured  10/11 at 100.00       AAA  6,528,743

       5,780 Kentucky State Property and Buildings Commission, Revenue    10/13 at 100.00       AAA  6,347,654
              Refunding Bonds, Project No. 79, Series 2003, 5.125%,
              10/01/19 (Pre-refunded to 10/01/13) - MBIA Insured

       1,000 Lawrence County School District Finance Corporation,         11/04 at 102.00    Aa3***  1,042,810
              Kentucky, School Building Revenue Bonds, Series 1994,
              6.750%, 11/01/14 (Pre-refunded to 11/01/04)

             Lexington-Fayette Urban County Government, Kentucky,
             Revenue Bonds, University of Kentucky Alumni Association
             Project, Series 1994:
       3,195  6.750%, 11/01/17 (Pre-refunded to 11/01/04) - MBIA Insured  11/04 at 102.00       AAA  3,332,066
       4,320  6.750%, 11/01/24 (Pre-refunded to 11/01/04) - MBIA Insured  11/04 at 102.00       AAA  4,505,328

             Louisville and Jefferson County Metropolitan Sewer
             District, Kentucky, Sewer and Drainage System Revenue
             Bonds, Series 1994A:
       2,720  6.750%, 5/15/19 (Pre-refunded to 11/15/04) - AMBAC Insured  11/04 at 102.00       AAA  2,842,318
       2,070  6.500%, 5/15/24 (Pre-refunded to 11/15/04) - AMBAC Insured  11/04 at 102.00       AAA  2,160,707
       2,500  6.750%, 5/15/25 (Pre-refunded to 11/15/04) - AMBAC Insured  11/04 at 102.00       AAA  2,612,425

       1,365 McCreary County School District Finance Corporation,          8/05 at 102.00    Aa3***  1,456,196
              Kentucky, School Building Revenue Bonds, Second Series
              1995, 5.600%, 8/01/16 (Pre-refunded to 8/01/05)

       1,410 Morgan County School District Finance Corporation,            9/04 at 102.00    Aa3***  1,455,360
              Kentucky, School Building Revenue Bonds, Series 1994,
              6.000%, 9/01/14 (Pre-refunded to 9/01/04)

       1,310 Puerto Rico Public Improvement, General Obligation Bonds,     7/06 at 101.50     A-***  1,417,499
              Series 1996, 5.400%, 7/01/25 (Pre-refunded to 7/01/06)

       2,000 Puerto Rico, Public Improvement General Obligation            7/07 at 100.00     A-***  2,168,460
              Refunding Bonds, Series 1997, 5.375%,
              7/01/25 (Pre-refunded to 7/01/07)

       2,600 Puerto Rico, Public Improvement General Obligation Bonds,     7/10 at 100.00       AAA  2,938,884
              Series 2000, 5.750%, 7/01/26 (Pre-refunded to 7/01/10) -
              MBIA Insured

       3,000 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/04 at 102.00     A-***  3,072,930
              Series 1994T, 6.000%, 7/01/16 (Pre-refunded to 7/01/04)

       2,800 Russell, Kentucky, Health System Revenue Bonds, Franciscan    1/10 at 100.00   Baa2***  3,081,316
              Health Partnership Inc. - Our Lady of Bellefonte Hospital,
              Series 1997, 5.500%, 7/01/15 (Pre-refunded to 1/01/10)
--------------------------------------------------------------------------------------------------------------
             Utilities - 8.5%

       6,000 Boone County, Kentucky, Collateralized Pollution Control      7/04 at 102.00       AAA  6,197,400
              Revenue Refunding Bonds, Cincinnati Gas and Electric
              Company Project, Series 1994A, 5.500%, 1/01/24 - MBIA
              Insured

       1,750 Jefferson County, Kentucky, Pollution Control Revenue         4/05 at 102.00        A1  1,793,680
              Bonds, Louisville Gas and Electric Company Project, Series
              1995A, 5.900%, 4/15/23

----
26

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Utilities (continued)

             Owensboro, Kentucky, Electric Light and Power System
             Revenue Bonds, Series 1991B:
    $  7,100  0.000%, 1/01/11 - AMBAC Insured                                No Opt. Call       AAA $  5,443,996
       6,475  0.000%, 1/01/12 - AMBAC Insured                                No Opt. Call       AAA    4,705,253
       5,810  0.000%, 1/01/15 - AMBAC Insured                                No Opt. Call       AAA    3,537,419
       7,900  0.000%, 1/01/17 - AMBAC Insured                                No Opt. Call       AAA    4,278,561
      13,300  0.000%, 1/01/18 - AMBAC Insured                                No Opt. Call       AAA    6,788,320
       5,100  0.000%, 1/01/19 - AMBAC Insured                                No Opt. Call       AAA    2,449,326
       4,725  0.000%, 1/01/20 - AMBAC Insured                                No Opt. Call       AAA    2,131,920

       3,000 Puerto Rico Electric Power Authority, Power Revenue Bonds,      No Opt. Call       AAA    3,224,040
              Series 2003NN, 5.250%, 7/01/23 - MBIA Insured
----------------------------------------------------------------------------------------------------------------
             Water and Sewer - 9.1%

       1,405 Christian County Water District, Kentucky, Waterworks        10/09 at 101.00       Aaa    1,549,518
              Revenue Bonds, Series 1999, 6.000%, 1/01/30 - AMBAC Insured

       1,750 Henderson, Kentucky, Water and Sewer Revenue Refunding       11/04 at 103.00       AAA    1,834,560
              Bonds, Series 1994A, 6.100%, 11/01/14 - FSA Insured

             Kentucky Infrastructure Authority, Governmental Agencies
             Program Revenue Bonds, Series 1995G:
         445  6.350%, 8/01/11                                              8/05 at 102.00        A-      474,561
         825  6.375%, 8/01/14                                              8/05 at 102.00        A-      880,044

       1,000 Kentucky Rural Water Finance Corporation, Multimodal Public   2/11 at 102.00       AA-    1,053,760
              Projects Revenue Bonds, Flexible Term Program, Series
              2001A, 5.375%, 2/01/20

             Louisville and Jefferson County Metropolitan Sewer
             District, Kentucky, Sewer and Drainage System Revenue
             Bonds, Series 1997B:
       6,000  5.350%, 5/15/22 - MBIA Insured                              11/07 at 101.00       AAA    6,262,440
       2,500  5.200%, 5/15/25 - MBIA Insured                              11/07 at 101.00       AAA    2,527,525

       3,200 Louisville and Jefferson County Metropolitan Sewer            5/08 at 101.00       AAA    3,170,080
              District, Kentucky, Sewer and Drainage System Revenue
              Bonds, Series 1998A, 5.000%, 5/15/30 - FGIC Insured

      16,000 Louisville and Jefferson County Metropolitan Sewer           11/11 at 101.00       AAA   16,668,640
              District, Kentucky, Sewer and Drainage System Revenue
              Bonds, Series 2001A, 5.500%, 5/15/34 - MBIA Insured

             Northern Kentucky Water District, Revenue Refunding Bonds,
             Series 2002A:
       1,250  4.750%, 2/01/19 - FGIC Insured                               2/12 at 100.00       Aaa    1,258,313
       6,920  5.000%, 2/01/27 - FGIC Insured                               2/12 at 100.00       Aaa    6,903,667

       1,000 Northern Kentucky Water District, Revenue Bonds, Series       8/13 at 100.00       Aaa      919,930
              2003B, 4.000%, 2/01/18 - FGIC Insured
----------------------------------------------------------------------------------------------------------------
    $485,585 Total Long-Term Investments (cost $454,363,772) - 98.3%                                 469,338,866
----------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 1.1%

       5,150 Puerto Rico Government Development Bank, Adjustable                                A-1    5,150,000
              Refunding Bonds, Variable Rate Demand Obligations, Series
              1985, 0.970%, 12/01/15 - MBIA Insured+
----------------------------------------------------------------------------------------------------------------
    $  5,150 Total Short-Term Investments (cost $5,150,000)                                            5,150,000
----------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $459,513,772) - 99.4%                                           474,488,866
             ---------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 0.6%                                                      3,083,190
             ---------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $477,572,056
             ---------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (WI)Security purchased on a when-issued basis.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.
          (IF)Inverse floating rate security.

                                See accompanying notes to financial statements.

----
27

Portfolio of Investments
NUVEEN MICHIGAN MUNICIPAL BOND FUND
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Consumer Discretionary - 0.8%

    $  2,000 Michigan Strategic Fund, Multi-Modal Interchangeable Rate     9/05 at 102.00      Baa1 $2,043,480
              Pollution Control Revenue Refunding Bonds, General Motors
              Corporation, Series 1995, 6.200%, 9/01/20
--------------------------------------------------------------------------------------------------------------
             Consumer Staples - 0.3%

         945 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    5/12 at 100.00       BBB    808,693
              Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 3.7%

             Michigan Technological University, General Revenue Bonds,
             Series 2004A:
       1,230  5.000%, 10/01/24 - MBIA Insured                             10/13 at 100.00       AAA  1,237,675
       1,850  5.000%, 10/01/29 - MBIA Insured                             10/13 at 100.00       AAA  1,835,422

       6,150 Wayne State University, Michigan, General Revenue Bonds,     11/09 at 101.00       AAA  6,174,047
              Series 1999, 5.125%, 11/15/29 - FGIC Insured
--------------------------------------------------------------------------------------------------------------
             Healthcare - 12.4%

             Flint Hospital Building Authority, Michigan, Revenue Rental
             Bonds, Hurley Medical Center, Series 1998B:
       1,000  5.375%, 7/01/18                                              7/08 at 101.00      Baa3    942,870
       1,000  5.375%, 7/01/28                                              7/08 at 101.00      Baa3    888,200

       3,750 Kent Hospital Finance Authority, Michigan, Revenue Bonds,     7/11 at 101.00        AA  3,799,988
              Spectrum Health, Series 2001A, 5.500%, 1/15/31

       3,530 Lake View Community Hospital Authority, Michigan, Hospital    2/07 at 101.00       N/R  3,315,235
              Revenue Refunding Bonds, Series 1997, 6.250%, 2/15/13

       4,855 Michigan State Hospital Finance Authority, Revenue            8/04 at 101.00       Ba3  4,054,750
              Refunding Bonds, Detroit Medical Center Obligated Group,
              Series 1993A, 6.500%, 8/15/18

       3,000 Michigan State Hospital Finance Authority, Hospital Revenue   3/13 at 100.00        A1  3,126,000
              Refunding Bonds, Henry Ford Health System, Series 2003A,
              5.625%, 3/01/17

       1,000 Michigan State Hospital Finance Authority, Hospital Revenue   1/05 at 102.00        A+  1,027,060
              Refunding Bonds, Otsego Memorial Hospital, Series 1995,
              6.125%, 1/01/15

         710 Michigan State Hospital Finance Authority, Hospital Revenue     No Opt. Call       BBB    741,247
              Refunding Bonds, Gratiot Community Hospital, Series 1995,
              6.100%, 10/01/07

       1,000 Michigan State Hospital Finance Authority, Hospital Revenue  10/06 at 102.00      BBB-  1,001,140
              Bonds, Michigan Community Hospital, Series 1996, 6.250%,
              10/01/27

       1,475 Michigan State Hospital Finance Authority, Hospital Revenue   5/08 at 101.00       BBB  1,416,944
              Refunding Bonds, Chelsea Community Hospital, Series 1998,
              5.375%, 5/15/19

       1,000 Michigan State Hospital Finance Authority, Revenue            3/12 at 101.00        A+  1,012,310
              Refunding Bonds, Crittenton Hospital, Series 2002A,
              5.625%, 3/01/27

       2,200 Michigan State Hospital Finance Authority, Hospital Revenue  11/09 at 101.00        A1  2,287,120
              Bonds, Henry Ford Health System, Series 1999A, 6.000%,
              11/15/24

       1,600 Pontiac Hospital Finance Authority, Michigan, Hospital        8/04 at 101.00       Ba1  1,391,376
              Revenue Refunding Bonds, NOMC Obligated Group, Series
              1993, 6.000%, 8/01/23

       3,000 Royal Oak Hospital Finance Authority, Michigan, Hospital      1/06 at 102.00       AAA  3,066,030
              Revenue Refunding Bonds, William Beaumont Hospital, Series
              1996, 5.250%, 1/01/20 - MBIA Insured

             Royal Oak Hospital Finance Authority, Michigan, Hospital
             Revenue Bonds, William Beaumont Hospital, Series 2001M:
       1,000  5.250%, 11/15/31 - MBIA Insured                             11/11 at 100.00       AAA  1,003,340
       2,000  5.250%, 11/15/35 - MBIA Insured                             11/11 at 100.00       AAA  2,001,780
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 2.7%

         390 Grand Rapids Housing Corporation, Michigan, FHA-Insured       7/04 at 104.00       AAA    404,859
              Section 8 Multifamily Mortgage Loan Revenue Refunding
              Bonds, Series 1992, 7.375%, 7/15/41

         750 Grand Rapids Housing Finance Authority, Michigan, FNMA        9/04 at 100.00       AAA    753,660
              Collateralized Multifamily Housing Revenue Refunding
              Bonds, Series 1990A, 7.625%, 9/01/23

----
28

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily (continued)

    $  1,190 Michigan Housing Development Authority, GNMA Collateralized   4/05 at 102.00       Aaa $1,224,320
              Limited Obligation Multifamily Revenue Refunding Bonds,
              Parc Point Apartments, Series 1995A, 6.500%, 10/01/15

       6,000 Michigan State Housing Development Authority, Section 8         No Opt. Call       AA-  2,417,040
              Assisted Mortgage Revenue Bonds, Series 1983I, 0.000%,
              4/01/14

         710 Michigan Housing Development Authority, Rental Housing        6/05 at 102.00       AAA    732,606
              Revenue Bonds, Series 1995B, 6.150%, 10/01/15 - MBIA
              Insured

       1,320 Michigan Housing Development Authority, Rental Housing        4/09 at 101.00       AAA  1,310,496
              Revenue Bonds, Series 1999A, 5.300%, 10/01/37 (Alternative
              Minimum Tax) - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 0.4%

       1,100 Michigan Housing Development Authority, Single Family         6/12 at 100.00       AAA  1,116,346
              Mortgage Revenue Bonds, Series 2002B, 5.500%, 6/01/30
              (Alternative Minimum Tax) - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 2.8%

       2,500 Kalamazoo Economic Development Corporation, Michigan,         5/07 at 102.00       BB+  2,396,050
              Limited Obligation Revenue Refunding Bonds, Friendship
              Village of Kalamazoo, Series 1997A, 6.250%, 5/15/27

             Michigan State Hospital Finance Authority, Revenue Bonds,
             Presbyterian Villages of Michigan Obligated Group, Series
             1997:
         600  6.375%, 1/01/15                                              1/07 at 102.00       N/R    580,044
         500  6.375%, 1/01/25                                              1/07 at 102.00       N/R    452,305

             Michigan Strategic Fund, Limited Obligation Revenue
             Refunding Bonds, Porter Hills Presbyterian Village, Series
             1998:
         140  5.300%, 7/01/18                                              7/08 at 101.00        A-    146,355
         260  5.375%, 7/01/28                                              7/08 at 101.00        A-    262,577

       3,300 Michigan Strategic Fund, Limited Obligation Revenue Bonds,    6/08 at 100.00       BBB  3,134,505
              Clark Retirement Community, Inc., Series 1998, 5.250%,
              6/01/18
--------------------------------------------------------------------------------------------------------------
             Materials - 0.7%

       1,650 Dickinson County Economic Development Corporation,           10/04 at 101.50       BBB  1,683,611
              Michigan, Pollution Control Revenue Refunding Bonds,
              Champion International Corporation Project, Series 1993,
              5.850%, 10/01/18
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 25.6%

       1,000 Anchor Bay School District, Macomb and St. Clair Counties,    5/12 at 100.00       AA+  1,082,420
              Michigan, General Obligation Bonds, Series 2002-3, 5.500%,
              5/01/18

       1,175 Birmingham, Michigan, General Obligation Bonds, Series       10/12 at 100.50       AAA  1,203,412
              2002, 5.000%, 10/01/21

       1,625 Brighton Township Sanitary Sewer Drainage District,           4/09 at 100.00       AAA  1,703,309
              Livingston County, Michigan, Limited Tax General
              Obligation Bonds, Series 2000, 5.250%, 10/01/19 - FSA
              Insured

       1,020 Caledonia Community Schools, Kent, Allegan and Barry          5/13 at 100.00       AA+  1,055,588
              Counties, Michigan, General Obligation Bonds, Series 2003,
              5.250%, 5/01/22

       1,195 Carman-Ainsworth Community School District, Genesee County,   5/12 at 100.00       AAA  1,288,987
              Michigan, General Obligation Bonds, Series 2002, 5.500%,
              5/01/19 - FGIC Insured

       1,500 Clarkston Community Schools, Michigan, General Obligation     5/07 at 100.00       AAA  1,537,065
              Bonds, School Bond Loan Fund - QSBLF, Series 1997, 5.250%,
              5/01/23 - MBIA Insured

       1,800 Coopersville Area Public Schools, Ottawa and Muskegon         5/09 at 100.00       AAA  1,785,996
              Counties, Michigan, Unlimited Tax General Obligation
              School Building and Site Bonds, Series 1999, 5.000%,
              5/01/29 - MBIA Insured

       2,520 Detroit, Michigan, Unlimited Tax General Obligation Bonds,    4/10 at 101.00       AAA  2,710,058
              Series 1999B, 5.500%, 4/01/18 - MBIA Insured

       1,000 Detroit City School District, Wayne County, Michigan,         5/13 at 100.00       AAA  1,039,460
              General Obligation Bonds, Series 2002A, 5.375%, 5/01/24 -
              FGIC Insured

             Detroit City School District, Wayne County, Michigan,
             Unlimited Tax School Building and Site Improvement Bonds,
             Series 2001A:
       2,000  5.500%, 5/01/21 - FSA Insured                                5/12 at 100.00       AAA  2,142,060
         250  5.125%, 5/01/31 - FSA Insured                                5/12 at 100.00       AAA    250,490

----
29

Portfolio of Investments
NUVEEN MICHIGAN MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

    $  1,000 Frankenmuth School District, Saginaw and Tuscola Counties,    5/10 at 100.00       AAA $ 1,084,390
              Michigan, Unlimited Tax General Obligation School Building
              and Site Bonds, Series 2000, 5.625%, 5/01/16 - FGIC Insured

       2,000 Garden City School District, Wayne County, Michigan,          5/11 at 100.00       AA+   1,990,700
              General Obligation Refunding Bonds, Series 2001, 5.000%,
              5/01/26

       5,600 Grand Ledge Public Schools, Eaton, Clinton and Ionia          5/05 at 102.00       AAA   5,784,912
              Counties, Michigan, General Obligation Refunding Bonds,
              Series 1995, 5.375%, 5/01/24 - MBIA Insured

       4,350 Hartland Consolidated School District, Livingston County,     5/11 at 100.00       AA+   4,362,876
              Michigan, General Obligation Refunding Bonds, Series 2001,
              5.125%, 5/01/29

       1,000 Hastings Area School System, Barry County, Michigan,          5/11 at 100.00       AAA     997,980
              Unlimited Tax General Obligation, Building and Site Bonds,
              Series 2001, 5.000%, 5/01/26 - MBIA Insured

       2,000 Howell Public Schools, Livingston County, Michigan, General  11/13 at 100.00       AA+   2,009,620
              Obligation Bonds, Series 2003, 5.000%, 5/01/24

       2,000 Jonesville Community Schools, Hillsdale and Jackson           5/09 at 100.00       AAA   2,137,020
              Counties, Michigan, Unlimited Tax General Obligation
              Building and Site Bonds, Series 1999, 5.750%, 5/01/29 -
              FGIC Insured

       1,000 Livonia Municipal Building Authority, Wayne County,           5/10 at 100.00       AAA     996,980
              Michigan, General Obligation Bonds, Series 2001, 5.000%,
              5/01/27 - FGIC Insured

       2,700 Livonia Public Schools, Wayne County, Michigan, Unlimited       No Opt. Call       AAA   2,373,570
              Tax General School Building and Site Bonds, Series
              1992-II, 0.000%, 5/01/08 - FGIC Insured

       2,000 Livonia Public Schools, Wayne County, Michigan, General       5/14 at 100.00       AAA   2,043,100
              Obligation Bonds, Series 2004A, 5.000%, 5/01/21 - MBIA
              Insured

       2,800 Michigan Municipal Bond Authority, Local Government Loan        No Opt. Call       AAA   2,450,168
              Program Revenue Bonds, Pontiac School District, Series
              1991C, 0.000%, 6/15/08 - FSA Insured

       3,000 Michigan, General Obligation Bonds, Environmental             5/13 at 100.00       AA+   3,153,660
              Protection Program, Series 2003A, 5.250%, 5/01/21

       2,000 Muskegon Public Schools, Muskegon County, Michigan, General   5/14 at 100.00       AAA   2,054,280
              Obligation Bonds, Series 2004, 5.000%, 5/01/20 - FSA
              Insured

       1,130 Novi, Michigan, General Obligation Bonds, Series 2002,       10/13 at 100.00       AAA   1,224,016
              5.250%, 10/01/15 - FSA Insured

             Okemos Public School District, Ingham County, Michigan,
             General Obligation Refunding Bonds, Series 1993:
       1,000  0.000%, 5/01/17 - MBIA Insured                                 No Opt. Call       AAA     532,870
       1,020  0.000%, 5/01/18 - MBIA Insured                                 No Opt. Call       AAA     512,091

       1,500 Portage Lake Water and Sewerage Authority, Houghton County,  10/05 at 102.00       AAA   1,608,960
              Michigan, Limited Tax General Obligation Refunding Bonds,
              Series 1995, 6.200%, 10/01/20 - AMBAC Insured

       3,000 Southgate Community School District, Wayne County,            5/09 at 100.00       AAA   3,003,120
              Michigan, General Obligation Bonds, Series 1999, 5.000%,
              5/01/25 - FGIC Insured

       2,500 Taylor Building Authority, Wayne, Michigan, Limited Tax       3/10 at 100.00       AAA   2,606,000
              General Obligation Bonds, Series 2000, 5.125%, 3/01/17 -
              AMBAC Insured

       3,270 West Ottawa Public School District, Ottawa County,              No Opt. Call       AAA   1,742,485
              Michigan, General Obligation Refunding Bonds, Series 1992,
              0.000%, 5/01/17 - FGIC Insured

       5,175 Williamston Community School District, Michigan, Unlimited      No Opt. Call       AAA   5,574,821
              Tax General Obligation QSBLF Bonds, Series 1996, 5.500%,
              5/01/25 - MBIA Insured
---------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 14.2%

       1,845 Detroit, Michigan, Building Authority Revenue Bonds,          2/07 at 101.00         A   1,924,058
              District Court Madison Center, Series 1996A, 6.150%,
              2/01/11

      11,000 Detroit-Wayne County Stadium Authority, Michigan, Limited     2/07 at 102.00       AAA  11,123,090
              Tax General Obligation Building Authority Stadium Bonds,
              Series 1997, 5.250%, 2/01/27 - FGIC Insured

             Grand Rapids Downtown Development Authority, Michigan, Tax
             Increment Revenue Bonds, Series 1994:
       3,985  0.000%, 6/01/17 - MBIA Insured                                 No Opt. Call       AAA   2,114,879
       3,295  0.000%, 6/01/18 - MBIA Insured                                 No Opt. Call       AAA   1,647,467
       1,650  6.875%, 6/01/24 - MBIA Insured                               6/04 at 102.00       AAA   1,689,633

----
30

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $    250 Michigan Municipal Bond Authority, Wayne County, Local        6/04 at 100.00       AAA $  250,615
              Government Loan Program Revenue Bonds, Series 1991A,
              4.750%, 12/01/09 - FGIC Insured

             Michigan State Building Authority, Revenue Refunding Bonds,
             Facilities Program, Series 2001-I:
       2,720  5.500%, 10/15/19                                            10/11 at 100.00        AA  2,931,888
       5,000  5.000%, 10/15/24                                            10/11 at 100.00        AA  5,025,750

       2,000 Michigan State Building Authority, Revenue Refunding Bonds,  10/13 at 100.00       AAA  2,020,040
              Facilities Program, Series 2003-II, 5.000%, 10/15/22 -
              MBIA Insured

       1,500 Michigan State, Certificates of Participation, Series 2000,   6/10 at 100.00       AAA  1,604,160
              5.500%, 6/01/20 - AMBAC Insured

       2,000 Michigan State Trunk Line, Trunk Line Fund Bonds, Series     11/11 at 100.00       AAA  2,003,000
              2001A, 5.000%, 11/01/25

       6,000 Michigan House of Representatives, Certificates of              No Opt. Call       AAA  2,140,500
              Participation, Series 1998, 0.000%, 8/15/23 - AMBAC Insured

       1,085 Romulus Tax Increment Finance Authority, Wayne County,       11/06 at 100.00       N/R  1,129,811
              Michigan, Limited Obligation Development Revenue Bonds,
              Series 1994, 6.750%, 11/01/19
--------------------------------------------------------------------------------------------------------------
             Transportation - 1.2%

       3,000 Wayne County, Michigan, Airport Revenue Bonds, Detroit       12/08 at 101.00       AAA  2,965,320
              Metropolitan Airport, Series 1998B, 5.000%, 12/01/28
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 18.6%

         210 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    7/10 at 100.00       AAA    225,937
              Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
              (Pre-refunded to 7/01/10)

       3,000 Detroit, Michigan, Downtown Development Authority, Tax        7/06 at 102.00       AAA  3,313,140
              Increment Refunding Bonds, Development Area 1 Projects,
              Series 1996C, 6.250%, 7/01/25 (Pre-refunded to 7/01/06)

       2,500 Detroit, Michigan, Sewerage Disposal System Revenue Bonds,    1/10 at 101.00       AAA  2,847,675
              Series 1999A, 5.875%, 7/01/27 (Pre-refunded to 1/01/10) -
              FGIC Insured

       6,500 Detroit, Michigan, Sewerage Disposal System Revenue Bonds,    1/10 at 101.00       AAA  8,225,555
              Residual Option Long Series II-R-103, 10.330%, 7/01/20
              (Pre-refunded to 1/01/10) (IF)

       2,000 Detroit, Michigan, Water Supply System Senior Lien Revenue    1/10 at 101.00       AAA  2,265,460
              Bonds, Series 1999A, 5.750%, 7/01/26 (Pre-refunded to
              1/01/10) - FGIC Insured

       1,500 Grand Rapids Township Economic Development Corporation,       7/09 at 101.00     A-***  1,663,035
              Michigan, Limited Obligation Revenue Bonds, Porter Hills
              Obligated Group, Cook Valley Estate Project, Series 1999,
              5.450%, 7/01/29 (Pre-refunded to 7/01/09)

       1,000 Holt Public Schools, Ingham and Eaton Counties, Michigan,     5/10 at 100.00       AAA  1,115,500
              Unlimited Tax General Obligation School Building and Site
              Bonds, Series 2000A, 5.500%, 5/01/23 (Pre-refunded to
              5/01/10) - FGIC Insured

       3,000 Lake Orion Community School District, Oakland County,         5/05 at 101.00       AAA  3,181,560
              Michigan, School Building and Site Revenue Refunding
              Bonds, Series 1994, 7.000%, 5/01/15 (Pre-refunded to
              5/01/05) - AMBAC Insured

       2,000 Livonia Public Schools, Wayne County, Michigan, Unlimited     5/10 at 100.00       AAA  2,271,020
              Tax General Obligation School Building and Site Bonds,
              Series 2000, 5.875%, 5/01/25 (Pre-refunded to 5/01/10) -
              FGIC Insured

       2,000 Macomb Township Building Authority, Macomb County,            4/08 at 101.00       AAA  2,245,960
              Michigan, General Obligation Bonds, Series 2000, 6.000%,
              4/01/27 (Pre-refunded to 4/01/08) - FGIC Insured

       1,000 Michigan Municipal Bond Authority, State Revolving Fund      10/04 at 102.00       AAA  1,037,640
              Revenue Bonds, Series 1994, 6.500%, 10/01/14 (Pre-refunded to 10/01/04)

         500 Michigan Municipal Bond Authority, Drinking Water Revolving  10/10 at 101.00       AAA    574,535
              Fund Revenue Bonds, Series 2000, 5.875%, 10/01/17
              (Pre-refunded to 10/01/10)

       1,220 Michigan State, Certificates of Participation, New Center     9/11 at 100.00       AAA  1,358,165
              Development, Inc., Series 2001, 5.375%, 9/01/21
              (Pre-refunded to 9/01/11) - MBIA Insured

       5,000 Michigan State Hospital Finance Authority, Revenue Bonds,    11/09 at 101.00       AAA  5,760,250
              Ascension Health Credit Group, Series 1999A, 6.125%,
              11/15/26 (Pre-refunded to 11/15/09)

             Michigan Strategic Fund, Limited Obligation Revenue
             Refunding Bonds, Porter Hills Presbyterian Village, Series
             1998:
         260  5.300%, 7/01/18 (Pre-refunded to 7/01/08)                    7/08 at 101.00     A-***    285,951
       1,415  5.375%, 7/01/28 (Pre-refunded to 7/01/08)                    7/08 at 101.00     A-***  1,560,306

       2,775 Milan Area Schools, Washtenaw and Monroe Counties,            5/10 at 100.00       AAA  3,132,531
              Michigan, General Obligation Bonds, Series 2000A, 5.750%,
              5/01/20 (Pre-refunded to 5/01/10) - FGIC Insured

----
31

Portfolio of Investments
NUVEEN MICHIGAN MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed (continued)

    $  1,215 Potterville Public Schools, Easton County, Michigan,          5/09 at 100.00       AAA $  1,358,747
              Unlimited Tax School Building and Site Bonds, Series 1999,
              5.750%, 5/01/20 (Pre-refunded to 5/01/09) - FSA Insured

       1,235 Rochester Community School District, Oakland and Macomb       5/10 at 100.00       AAA    1,394,117
              Counties, Michigan, General Obligation Bonds, Series
              2000I, 5.750%, 5/01/19 (Pre-refunded to 5/01/10) - FGIC
              Insured

         180 Saginaw-Midland Municipal Water Supply Corporation,           9/04 at 102.00     A2***      186,165
              Michigan, Limited Tax General Obligation Water Supply
              Revenue Bonds, Series 1992, 6.875%, 9/01/16 (Pre-refunded
              to 9/01/04)

       7,000 Vicksburg Community Schools, Kalamazoo and St. Joseph          5/06 at 37.24       AAA    2,501,240
              Counties, Michigan, General Obligation Bonds, Series 1991,
              0.000%, 5/01/20 (Pre-refunded to 5/01/06) - MBIA Insured
----------------------------------------------------------------------------------------------------------------
             Utilities - 5.5%

       1,000 Lansing Board of Water and Light, Michigan, Steam and         7/13 at 100.00       AAA    1,020,090
              Electric Utility System Revenue Bonds, Series 2003A,
              5.000%, 7/01/21 - FSA Insured

       1,000 Michigan Public Power Agency, Revenue Bonds, Combustion       1/12 at 100.00       AAA    1,017,160
              Turbine 1 Project, Series 2001A, 5.250%, 1/01/27 - AMBAC
              Insured

       3,000 Michigan South Central Power Agency, Power Supply System     11/04 at 102.00      Baa1    3,120,210
              Revenue Refunding Bonds, Series 1994, 7.000%, 11/01/11

       1,000 Michigan South Central Power Agency, Power Supply System        No Opt. Call      Baa1    1,077,950
              Revenue Bonds, Series 2000, 6.000%, 5/01/12

       3,300 Michigan Strategic Fund, Collateralized Limited Obligation    9/11 at 100.00        A-    3,308,052
              Pollution Control Revenue Refunding Bonds, Fixed Rate
              Conversion, Detroit Edison Company, Series 1999C, 5.650%,
              9/01/29 (Alternative Minimum Tax)

       1,000 Monroe County Economic Development Corporation, Michigan,       No Opt. Call       AAA    1,262,100
              Collateralized Limited Obligation Revenue Refunding Bonds,
              Detroit Edison Company, Series 1992AA, 6.950%, 9/01/22 -
              FGIC Insured

       1,000 Monroe County, Michigan, Pollution Control Revenue Bonds,       No Opt. Call       AAA    1,024,400
              Detroit Edison Company Project, Series 1994A, 6.350%,
              12/01/04 (Alternative Minimum Tax) - AMBAC Insured

       4,000 Puerto Rico Electric Power Authority, Power Revenue             No Opt. Call       AAA    2,065,960
              Refunding Bonds, Series 1989O, 0.000%, 7/01/17 - MBIA
              Insured
----------------------------------------------------------------------------------------------------------------
             Water and Sewer - 7.5%

       4,455 Detroit, Michigan, Sewerage Disposal System Revenue Bonds,      No Opt. Call       AAA    2,080,931
              Series 1999A, 0.000%, 7/01/19 - FGIC Insured

       3,000 Detroit, Michigan, Senior Lien Sewerage Disposal System       7/11 at 100.00       AAA    3,005,340
              Revenue Bonds, Series 2001A, 5.125%, 7/01/31 - FGIC Insured

       3,000 Detroit, Michigan, Senior Lien Sewerage Disposal System       7/13 at 100.00       AAA    3,125,580
              Revenue Refunding Bonds, Series 2003A, 5.000%, 7/01/17 -
              FSA Insured

             Detroit, Michigan, Water Supply System Senior Lien Revenue
             Bonds, Series 2001A:
       2,500  5.000%, 7/01/30 - FGIC Insured                               7/11 at 100.00       AAA    2,469,372
       3,000  5.500%, 7/01/33 - FGIC Insured                               7/11 at 101.00       AAA    3,123,300

       5,000 Detroit, Michigan, Water Supply System Senior Lien Revenue    7/13 at 100.00       AAA    5,001,600
              Bonds, Series 2003A, 5.000%, 7/01/25 - MBIA Insured
----------------------------------------------------------------------------------------------------------------
    $256,930 Total Long-Term Investments (cost $229,278,698) - 96.4%                                 241,608,690
----------------------------------------------------------------------------------------------------------------
------------ Other Assets Less Liabilities - 3.6%                                                      8,988,450
             ---------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $250,597,140
             ---------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (IF)Inverse floating rate security.

                                See accompanying notes to financial statements.

----
32

Portfolio of Investments
NUVEEN MISSOURI MUNICIPAL BOND FUND
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Consumer Discretionary - 0.7%

    $  3,225 St. Louis Industrial Development Authority, Missouri,           No Opt. Call       AAA $1,895,945
              Senior Lien Revenue Bonds, St. Louis Convention Center
              Headquarters Hotel, Series 2000A, 0.000%, 7/15/15 - AMBAC
              Insured
--------------------------------------------------------------------------------------------------------------
             Consumer Staples - 4.4%

       3,000 Cape Girardeau County Industrial Development Authority,       5/08 at 101.00       AA-  2,984,220
              Missouri, Solid Waste Disposal Revenue Bonds, The Procter
              and Gamble Paper Products Company Project, Series 1998,
              5.300%, 5/15/28 (Alternative Minimum Tax)

       8,100 Missouri Development Finance Board, Solid Waste Disposal        No Opt. Call       AA-  8,104,941
              Revenue Bonds, The Procter and Gamble Paper Products
              Company Project, Series 1999, 5.200%, 3/15/29 (Alternative
              Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 11.0%

       4,200 Curators of the University of Missouri, System Facilities    11/13 at 100.00        AA  4,159,596
              Revenue Bonds, Series 2003A, 5.000%, 11/01/31

       1,000 Kansas City Metropolitan Community Colleges Building          7/11 at 100.00       Aaa  1,079,610
              Corporation, Missouri, Leasehold Revenue Bonds, Junior
              College District of Metropolitan Kansas City, Series 2001,
              5.500%, 7/01/18 - FGIC Insured

       1,000 Missouri Development Finance Board, Cultural Facilities      12/11 at 100.00       AAA    990,570
              Revenue Bonds, Nelson Gallery Foundation, Series 2001A,
              5.000%, 12/01/30 - MBIA Insured

       1,000 Missouri Higher Education Loan Authority, Subordinate Lien    8/04 at 100.00        A2  1,002,880
              Student Loan Revenue Bonds, Series 1992, 6.500%, 2/15/06
              (Alternative Minimum Tax)

       4,190 Missouri Higher Education Loan Authority, Subordinate Lien    8/04 at 102.00        A2  4,372,684
              Student Loan Revenue Bonds, Series 1994F, 6.750%, 2/15/09
              (Alternative Minimum Tax)

       1,000 Missouri Health and Educational Facilities Authority,           No Opt. Call       AA+  1,117,380
              Revenue Bonds, Washington University, Series 2001A,
              5.500%, 6/15/16

             Missouri Health and Educational Facilities Authority,
             Revenue Bonds, Maryville University of St. Louis, Series
             1997:
       1,000  5.625%, 6/15/13                                              6/07 at 101.00      Baa2  1,034,830
       1,750  5.750%, 6/15/17                                              6/07 at 101.00      Baa2  1,795,693

       1,100 Missouri Health and Educational Facilities Authority,        10/08 at 100.00       N/R  1,041,733
              Revenue Bonds, Barstow School, Series 1998, 5.250%,
              10/01/23

       1,000 Missouri Health and Educational Facilities Authority,         1/10 at 100.00        AA  1,053,260
              Revenue Bonds, Central Institute for the Deaf, Series
              1999, 5.850%, 1/01/22 - RAAI Insured

         900 Missouri Health and Educational Facilities Authority,         6/08 at 102.00        A1    940,752
              Revenue Bonds, Stephens College, Series 1999, 6.000%,
              6/01/24

       3,375 Missouri Health and Educational Facilities Authority,         6/10 at 100.00      Baa2  3,511,181
              Revenue Bonds, Maryville University of St. Louis, Series
              2000, 6.750%, 6/15/30

       1,360 Missouri Health and Educational Facilities Authority,         4/11 at 100.00       Aaa  1,464,951
              Revenue Bonds, Webster University, Series 2001, 5.500%,
              4/01/18 - MBIA Insured

             St. Louis County Industrial Development Authority,
             Missouri, Revenue Bonds, Kiel Center Multipurpose Arena,
             Series 1992:
         650  7.625%, 12/01/09 (Alternative Minimum Tax)                   6/04 at 101.00       N/R    651,599
       1,000  7.750%, 12/01/13 (Alternative Minimum Tax)                   6/04 at 101.00       N/R  1,030,700
         500  7.875%, 12/01/24 (Alternative Minimum Tax)                   6/04 at 101.00       N/R    515,500

       2,060 Southeast Missouri State University, System Facilities        4/11 at 100.00       Aaa  2,053,078
              Revenue Refunding and Improvement Bonds, Series 2001,
              5.000%, 4/01/26 - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Healthcare - 8.8%

       1,000 Missouri Health and Educational Facilities Authority,         6/11 at 101.00       AAA  1,007,470
              Revenue Bonds, St. Luke's Health System, Series 2001,
              5.250%, 12/01/26 - FSA Insured

       1,000 Missouri Health and Educational Facilities Authority,         5/13 at 100.00        AA    999,980
              Revenue Bonds, BJC Health System, Series 2003, 5.125%,
              5/15/25

       2,750 Missouri Health and Educational Facilities Authority,         2/14 at 100.00      BBB+  2,760,918
              Revenue Bonds, Lake Regional Health System, Series 2003,
              5.700%, 2/15/34

----
33

Portfolio of Investments
NUVEEN MISSOURI MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

             Missouri Health and Educational Facilities Authority,
             Revenue Bonds, Freeman Health System, Series 1998:
    $  1,500  5.250%, 2/15/18                                              2/08 at 102.00      BBB+ $1,467,615
       1,300  5.250%, 2/15/28                                              2/08 at 102.00      BBB+  1,195,064

         500 Missouri Health and Educational Facilities Authority,        11/06 at 100.00      BBB+    477,990
              Revenue Bonds, Capital Region Medical Center, Series 1998,
              5.250%, 11/01/23

       2,000 Missouri Health and Educational Facilities Authority,        12/10 at 101.00         A  2,084,380
              Revenue Bonds, St. Anthony's Medical Center, Series 2000,
              6.250%, 12/01/30

             Missouri Health and Educational Facilities Authority,
             Revenue Bonds, Lester E. Cox Medical Center,
             Series 1992H:
       2,650  0.000%, 9/01/17 - MBIA Insured                                 No Opt. Call       AAA  1,382,187
       4,740  0.000%, 9/01/21 - MBIA Insured                                 No Opt. Call       AAA  1,934,773
       6,300  0.000%, 9/01/22 - MBIA Insured                                 No Opt. Call       AAA  2,411,199

       1,000 New Liberty Hospital District, Missouri, Revenue Bonds,      12/11 at 100.00       AAA  1,010,910
              Series 2001, 5.000%, 12/01/21 - AMBAC Insured

       2,000 North Kansas City, Missouri, Hospital Revenue Bonds, North   11/13 at 100.00       AAA  2,003,080
              Kansas City Hospital and Affiliate, Series 2003A, 5.125%,
              11/15/33 - FSA Insured

       2,880 Taney County Industrial Development Authority, Missouri,      5/08 at 101.00       BBB  2,673,821
              Hospital Revenue Bonds, Skaggs Community Hospital
              Association, Series 1998, 5.400%, 5/15/28

         950 Texas County, Missouri, Hospital Revenue Bonds, Texas         6/10 at 100.00       N/R    933,869
              County Memorial Hospital, Series 2000, 7.250%, 6/15/25
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 10.0%

             Clay County Industrial Development Authority, Missouri,
             GNMA Multifamily Housing Revenue Bonds, Oak Creek
             Apartments, Series 2002:
       1,320  6.125%, 7/20/25 (Alternative Minimum Tax)                    7/13 at 105.00       AAA  1,331,695
       2,530  6.300%, 1/20/38 (Alternative Minimum Tax)                    7/13 at 103.00       AAA  2,524,839

         695 Missouri Housing Development Commission, FHA-Insured          7/04 at 100.00       Aaa    695,486
              Mortgage Loan Housing Development Refunding Bonds, Series
              1992, 6.600%, 7/01/24

         885 Missouri Housing Development Commission, Multifamily         12/05 at 103.00       N/R    885,681
              Housing Revenue Bonds, Primm Place Apartments, Series
              1995A, 6.250%, 12/01/17 (Alternative Minimum Tax)

       2,620 Missouri Housing Development Commission, Multifamily          4/08 at 102.00       N/R  2,334,446
              Housing Revenue Bonds, Mansion Apartments II, Series 1999,
              6.125%, 4/01/22 (Alternative Minimum Tax)

             Missouri Housing Development Commission, GNMA
             Collateralized Multifamily Housing Revenue Bonds, JB Hughes
             Apartments I and II, Series 2002G:
         283  6.200%, 5/20/19                                              5/12 at 105.00       Aaa    288,533
         975  6.300%, 5/20/37                                              5/12 at 105.00       Aaa    986,447

       1,805 St. Louis County Industrial Development Authority,            1/09 at 105.00       AAA  1,777,329
              Missouri, GNMA Collateralized Subordinate Lien Housing
              Revenue Refunding Bonds, Southfield and Oak Forest II
              Apartments, Series 2002A, 5.200%, 1/20/36

       2,000 St. Louis County Housing Authority, Missouri, FNMA            3/05 at 102.00       AAA  2,059,020
              Multifamily Housing Revenue Refunding Bonds, Kensington
              Square Apartments, Series 1995, 6.650%, 3/01/20

       9,105 St. Louis County Industrial Development Authority,            8/06 at 105.00       AAA  9,580,281
              Missouri, GNMA Mortgage-Backed Multifamily Housing Revenue
              Bonds, Covington Manor Apartments, Series 1996A, 6.875%,
              8/20/36 (Alternative Minimum Tax)

       1,880 St. Louis Land Clearance Redevelopment Authority, Missouri,  11/04 at 101.00       AAA  1,894,213
              FHA-Insured Multifamily Mortgage Revenue Refunding Bonds,
              St. Louis Place Apartments, Series 1993, 6.250%, 8/01/27

         925 Universal City Industrial Development Authority, Missouri,    8/07 at 102.00       Aaa    951,622
              GNMA Collateralized Revenue Refunding Bonds, River Valley
              Apartments, Series 1997A, 5.900%, 2/20/37

----
34

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 1.8%

    $     40 Greene County, Missouri, Collateralized Single Family         7/04 at 100.00       AAA $   42,490
              Mortgage Revenue Bonds, Series 1996, 6.300%, 12/01/22
              (Alternative Minimum Tax) (Pre-refunded to 7/01/04)

         420 Missouri Housing Development Commission, GNMA/FNMA Single     1/07 at 102.00       AAA    430,088
              Family Mortgage Revenue Bonds, Homeownership Loan Program,
              Series 1996D, 6.125%, 3/01/28 (Alternative Minimum Tax)

         155 Missouri Housing Development Commission, GNMA/FNMA Single     3/07 at 105.00       AAA    156,443
              Family Mortgage Revenue Bonds, Homeownership Loan Program,
              Series 1997A-2, 7.300%, 3/01/28 (Alternative Minimum Tax)

         360 Missouri Housing Development Commission, Single Family        3/06 at 105.00       AAA    361,177
              Mortgage Revenue Bonds, Homeownership Loan Program, Series
              1995C, 7.250%, 9/01/26 (Alternative Minimum Tax)

             Missouri Housing Development Commission, GNMA Single Family
             Remarketed Mortgage Revenue Bonds, Homeownership Loan
             Program, Series 1995B:
         570  6.375%, 9/01/20 (Alternative Minimum Tax)                    9/06 at 102.00       AAA    588,582
         455  6.450%, 9/01/27 (Alternative Minimum Tax)                    9/06 at 102.00       AAA    470,120

         335 Missouri Housing Development Commission, Single Family        9/06 at 105.00       AAA    336,926
              Mortgage Revenue Bonds, Homeownership Loan Program, Series
              1996B, 7.550%, 9/01/27 (Alternative Minimum Tax)

             Missouri Housing Development Commission, GNMA
             Mortgage-Backed Securities Program Single Family Mortgage
             Revenue Bonds, Series 1994A:
          55  6.700%, 12/01/07 (Alternative Minimum Tax)                  12/04 at 102.00       AAA     56,025
         245  7.125%, 12/01/14 (Alternative Minimum Tax)                  12/04 at 102.00       AAA    248,376
         105  7.200%, 12/01/17 (Alternative Minimum Tax)                  12/04 at 102.00       AAA    106,506

         280 Missouri Housing Development Commission, Single Family        3/08 at 105.00       AAA    282,974
              Mortgage Revenue Bonds, Homeownership Loan Program, Series
              1998B-2, 6.400%, 3/01/29 (Alternative Minimum Tax)

         935 Missouri Housing Development Commission, Single Family        9/09 at 100.00       AAA    968,912
              Mortgage Revenue Bonds, Homeownership Loan Program, Series
              2000A-1, 6.300%, 9/01/25 (Alternative Minimum Tax)

         540 Missouri Housing Development Commission, Single Family        3/10 at 100.00       AAA    560,758
              Mortgage Revenue Bonds, Homeownership Loan Program, Series
              2000B-1, 6.200%, 9/01/25 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 10.6%

       4,250 Kansas City Industrial Development Authority, Missouri,      11/08 at 102.00       N/R  3,649,518
              Retirement Center Revenue Refunding and Improvement Bonds,
              Kingswood Project, Series 1998A, 5.875%, 11/15/29

       1,000 Lees Summit Industrial Development Authority, Missouri,       8/05 at 102.00       N/R  1,042,890
              Health Facilities Revenue Bonds, John Knox Village, Series
              1995, 6.625%, 8/15/13

       5,000 Lees Summit Industrial Development Authority, Missouri,       8/09 at 101.00       N/R  5,252,300
              Health Facilities Revenue Bonds, John Knox Village, Series
              1999, 6.000%, 8/15/17

       1,500 Lees Summit Industrial Development Authority, Missouri,       8/12 at 101.00       N/R  1,530,555
              Health Facilities Revenue Bonds, John Knox Village, Series
              2002, 5.700%, 8/15/22

       1,285 Missouri Development Finance Board, Healthcare Facilities    11/11 at 100.00        A2  1,302,142
              Revenue Bonds, Lutheran Home for the Aged, Series 2001A,
              5.600%, 11/01/21

       3,750 Missouri Health and Educational Facilities Authority,         2/06 at 102.00       N/R  3,849,338
              Revenue Bonds, Lutheran Senior Serivces, Series 1996A,
              6.375%, 2/01/27

       3,500 Missouri Health and Educational Facilities Authority,         2/07 at 102.00       N/R  3,561,075
              Revenue Bonds, Lutheran Senior Services, Series 1997,
              5.875%, 2/01/23

             St. Louis County Industrial Development Authority,
             Missouri, Revenue Refunding Bonds, Friendship Village of
             West County, Series 1996A:
         865  5.750%, 9/01/05                                                No Opt. Call       N/R    876,323
       1,800  6.250%, 9/01/10                                              9/06 at 102.00       N/R  1,883,934

       2,425 St. Louis County Industrial Development Authority,            8/05 at 104.00       AAA  2,608,039
              Missouri, GNMA Collateralized Healthcare Facilities
              Revenue Bonds, Mother of Perpetual Help Residence, Inc.,
              Series 1995, 6.250%, 8/01/28

       1,200 St. Louis County Industrial Development Authority,            3/10 at 102.00       AAA  1,210,392
              Missouri, GNMA Collateralized Healthcare Facilities
              Revenue Bonds, Mary, Queen and Mother Association, Series
              2001, 5.400%, 9/20/34

----
35

Portfolio of Investments
NUVEEN MISSOURI MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Materials - 0.4%

    $  1,000 Sugar Creek, Missouri, Industrial Development Revenue         6/13 at 101.00       BBB $  973,470
              Bonds, Lafarge North America, Inc., Series 2003A, 5.650%,
              6/01/37 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 9.9%

       2,000 Cass County Reorganized School District R-II, Raymore and     3/12 at 100.00       AAA  2,087,180
              Peculiar, Missouri, General Obligation Bonds, Series 2002,
              5.250%, 3/01/20 - FSA Insured

         540 Clay County Public School District 53, Liberty, Missouri,     3/12 at 100.00       AA+    557,912
              General Obligation Bonds, Series 2001C, 5.200%, 3/01/21

       1,280 Clay County Public School District 53, Liberty, Missouri,     3/12 at 100.00       AAA  1,296,742
              General Obligation Bonds, Series 2002B, 5.000%, 3/01/22 -
              FSA Insured

       2,500 Hickman Mills C-1 School District, Jackson County,            3/13 at 100.00       AAA  2,554,050
              Missouri, General Obligation Bonds, Series 2003, 5.000%,
              3/01/21 - FSA Insured

       1,000 Jackson County R-7 School District, Lees Summit, Missouri,    3/12 at 100.00       AAA  1,057,580
              General Obligation Refunding and Improvement Bonds, Series
              2002, 5.250%, 3/01/18 - FSA Insured

       1,000 Jefferson City School District, Missouri, General               No Opt. Call       Aa2  1,156,960
              Obligation Bonds, Series 1991A, 6.700%, 3/01/11

       3,000 Missouri, General Obligation Refunding Bonds, Fourth State   10/12 at 100.00       AAA  3,125,850
              Building, Series 2002A, 5.000%, 10/01/18

         750 Polk County R-1 School District, Bolivar, Missouri, General   3/10 at 100.00       AA+    810,945
              Obligation Bonds, Missouri Direct Deposit Program, Series
              2000, 5.700%, 3/01/20

       1,345 St. Louis County Pattonville R3 School District, Missouri,      No Opt. Call       AAA  1,608,701
              General Obligation Bonds, Series 2000, 6.500%, 3/01/14 -
              FGIC Insured

       3,000 St. Louis Board of Education, Missouri, General Obligation    4/12 at 100.00       AA+  3,155,820
              Bonds, Series 2002A, 5.250%, 4/01/19

             Springfield School District R12, Missouri, General
             Obligation Bonds, Series 2003:
       2,875  5.125%, 3/01/20 (DD, settling 6/01/04) - FGIC Insured        3/13 at 100.00       AAA  2,979,880
       3,000  5.000%, 3/01/22 - FGIC Insured                               3/13 at 100.00       AAA  3,049,770
       1,500  5.000%, 3/01/23 - FGIC Insured                               3/13 at 100.00       AAA  1,516,320
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 16.5%

         900 Brentwood, Missouri, Tax Increment Refunding Bonds,           4/09 at 100.00        AA    895,095
              Promenade Project, Series 2002, 4.700%, 4/01/19 - RAAI
              Insured

       1,875 Chrisitan County Public Building Corporation, Missouri,       6/10 at 100.00        AA  1,983,619
              Leasehold Revenue Bonds, Justice Center Project, Series
              2000, 5.450%, 6/01/15 - RAAI Insured

       1,025 Excelsior Springs School District, Missouri, Leasehold          No Opt. Call       AAA    658,573
              Revenue Bonds, Series 1994, 0.000%, 3/01/14 - FSA Insured

       2,750 Fenton, Missouri, Tax Increment Refunding and Improvement    10/12 at 100.00       N/R  2,787,318
              Bonds, Gravois Bluffs Project, Series 2002, 6.125%,
              10/01/21

       3,000 Harrisonville, Missouri, Lease Participation Certificates,   12/13 at 100.00       AAA  3,023,700
              Series 2003, 5.000%, 12/01/22 - XLCA Insured

       4,240 Howard Bend Levee District, St. Louis County, Missouri,       3/09 at 101.00       N/R  4,378,436
              Levee District Improvement Bonds, Series 1999, 5.850%,
              3/01/19

       2,000 Jackson County Public Building Corporation, Missouri,        12/13 at 100.00       Aa3  1,979,360
              Leasehold Revenue Bonds, Capital Improvement Projects,
              Series 2003, 5.000%, 12/01/28

       1,200 Kansas City Land Clearance Redevelopment Authority,          12/05 at 102.00       AAA  1,284,216
              Missouri, Lease Revenue Bonds, Municipal Auditorium and
              Muehlebach Hotel Redevelopment Projects, Series 1995A,
              5.900%, 12/01/18 - FSA Insured

             Mehlville School District R-9, St. Louis County, Missouri,
             Certificates of Participation, Capital Improvement
             Projects, Series 2002:
       1,275  5.500%, 9/01/17 - FSA Insured                                9/12 at 100.00       AAA  1,384,382
       1,000  5.500%, 9/01/18 - FSA Insured                                9/12 at 100.00       AAA  1,081,660

       1,500 Missouri Development Finance Board, Kansas City,              4/10 at 100.00       AAA  1,627,320
              Infrastructure Facilities Revenue Bonds, Midtown
              Redevelopment Project, Series 2000A, 5.750%, 4/01/22 -
              MBIA Insured

       4,000 Missouri Development Finance Board, Independence,             4/11 at 100.00        A+  4,003,120
              Infrastructure Facilities Revenue Bonds, Santa Fe
              Redevelopment Project, Series 2001, 5.250%, 4/01/23

----
36

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  2,000 Missouri Development Finance Board, Infrastructure            3/10 at 100.00       N/R $2,001,240
              Facilities Revenue Bonds, Riverside-Quindaro Bend Levee
              District L-385 Project, Series 2001, 5.800%, 3/01/20

         450 Monarch-Chesterfield Levee District, St. Louis County,        3/10 at 101.00       AAA    494,284
              Missouri, Levee District Improvement Bonds, Series 1999,
              5.750%, 3/01/19 - MBIA Insured

       1,705 O'Fallon, Missouri, Certificates of Participation, Series     2/12 at 100.00       Aaa  1,823,634
              2002, 5.250%, 2/01/15 - MBIA Insured

         900 Puerto Rico Highway and Transportation Authority, Highway     7/16 at 100.00         A    920,070
              Revenue Bonds, Series 1996Y, 5.500%, 7/01/36

       3,000 Puerto Rico Public Buildings Authority, Guaranteed              No Opt. Call        A-  3,233,760
              Government Facilities Revenue Bonds, Series 1993L, 5.500%,
              7/01/21

       1,240 St. Louis Municipal Finance Corporation, Missouri,            2/12 at 100.00       Aaa  1,373,970
              Leasehold Revenue Bonds, Carnahan Courthouse, Series
              2002A, 5.750%, 2/15/17 - FGIC Insured

       1,750 St. Louis Regional Convention and Sports Complex Authority,   8/07 at 100.00       AAA  1,828,820
              Missouri, Lease Revenue Refunding Bonds, Series 1997C,
              5.300%, 8/15/20 - AMBAC Insured

       2,950 Springfield Public Building Corporation, Missouri, Lease      6/10 at 100.00       AAA  3,281,875
              Revenue Bonds, Jordan Valley Park Projects, Series 2000A,
              6.125%, 6/01/21 - AMBAC Insured

       1,945 Springfield Center City Development Corporation, Missouri,    6/12 at 100.00       Aaa  1,931,580
              Lease Revenue Bonds, Jordan Valley Park Exposition Center,
              Series 2002A, 5.000%, 6/01/27 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------
             Transportation - 7.9%

       2,000 Kansas City, Missouri, Passenger Facility Charge Revenue      4/11 at 101.00       AAA  1,974,640
              Bonds, Kansas City International Airport, Series 2001,
              5.000%, 4/01/23 (Alternative Minimum Tax) - AMBAC Insured

       2,000 Puerto Rico Ports Authority, Special Facilities Revenue       6/06 at 102.00       CCC  1,347,260
              Bonds, American Airlines, Inc., Series 1996A, 6.250%,
              6/01/26 (Alternative Minimum Tax)

             St. Louis, Missouri, Airport Revenue Bonds, Airport
             Development Program, Series 2001A:
       5,000  5.000%, 7/01/26 - MBIA Insured                               7/11 at 100.00       AAA  4,911,200
       1,000  5.250%, 7/01/31 - MBIA Insured                               7/11 at 100.00       AAA  1,005,530

             St. Louis, Missouri, Airport Revenue Refunding Bonds,
             Series 2003A:
       3,450  5.250%, 7/01/16 - FSA Insured                                7/13 at 100.00       AAA  3,682,323
       1,000  5.250%, 7/01/18 - FSA Insured                                7/13 at 100.00       AAA  1,054,270

             St. Louis Land Clearance Redevelopment Authority, Missouri,
             Revenue Refunding and Improvement Bonds, LCRA Parking
             Facilities, Series 1999C:
       1,000  7.000%, 9/01/19                                              9/09 at 102.00       N/R  1,061,940
       2,400  7.050%, 9/01/24                                              9/09 at 102.00       N/R  2,530,080

       2,250 St. Louis, Missouri, Revenue Refunding Bonds, Parking        12/06 at 102.00       AAA  2,370,240
              Facility, Series 1996, 5.375%, 12/15/21 - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 5.3%

       2,285 Branson Public Building Corporation, Missouri, Leasehold     11/06 at 101.00    N/R***  2,517,750
              Revenue Bonds, City Hall and Fire Station Improvement
              Projects, Series 1995, 6.250%, 11/01/12 (Pre-refunded to
              11/01/06)

       4,500 Cape Girardeau County, Missouri, Single Family Mortgage         No Opt. Call       Aaa  2,778,930
              Revenue Bonds, Series 1983, 0.000%, 12/01/14

         235 Greene County, Missouri, Single Family Mortgage Revenue         No Opt. Call       Aaa    133,156
              Bonds, Series 1984, 0.000%, 3/01/16

       1,000 Jackson County Public Finance Authority, Missouri,           12/04 at 100.00       AAA  1,024,300
              Leasehold Revenue Refunding and Improvement Bonds, Capital
              Improvement Projects, Series 1994, 6.125%, 12/01/15
              (Pre-refunded to 12/01/04) - MBIA Insured

       3,200 Kansas City, Missouri, General Improvement Airport Revenue    9/04 at 101.00       AAA  3,277,888
              Bonds, Series 1994B, 6.875%, 9/01/14 (Pre-refunded to
              9/01/04) - FSA Insured

       2,395 Missouri Health and Educational Facilities Authority,           No Opt. Call    N/R***  2,904,369
              Revenue Bonds, BJC Health System, Series 1994A, 6.750%,
              5/15/14

         750 Puerto Rico Highway and Transportation Authority, Highway     7/10 at 101.00      A***    864,128
              Revenue Bonds, Series 2000B, 6.000%, 7/01/39 (Pre-refunded to 7/01/10)

----
37

Portfolio of Investments
NUVEEN MISSOURI MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Utilities - 4.6%

    $  2,710 Columbia, Missouri, Water and Electric Revenue Bonds,        10/12 at 100.00       AAA $  2,700,786
              Series 2002A, 5.000%, 10/01/26 - AMBAC Insured

       1,000 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/12 at 101.00       AAA    1,014,690
              Series 2002II, 5.125%, 7/01/26 - FSA Insured

       2,000 Puerto Rico Electric Power Authority, Power Revenue Bonds,      No Opt. Call       AAA    2,149,360
              Series 2003NN, 5.250%, 7/01/23 - MBIA Insured

       2,000 Sikeston, Missouri, Electric System Revenue Bonds, Series       No Opt. Call       AAA    2,268,420
              1992, 6.200%, 6/01/10 - MBIA Insured

       3,030 Sikeston, Missouri, Electric System Revenue Refunding           No Opt. Call       AAA    3,523,314
              Bonds, Series 1996, 6.000%, 6/01/14 - MBIA Insured
----------------------------------------------------------------------------------------------------------------
             Water and Sewer - 5.9%

       1,825 Kansas City, Missouri, Sewerage System Revenue Bonds,         1/12 at 100.00        AA    1,909,333
              Series 2002D-1, 5.375%, 1/01/22

             Metropolitan St. Louis Sewerage District, Missouri, Revenue
             Bonds, Wastewater System, Series 2004A:
       3,385  5.000%, 5/01/20 - MBIA Insured                               5/14 at 100.00       AAA    3,484,993
       5,000  5.000%, 5/01/34 - MBIA Insured                               5/14 at 100.00       AAA    4,946,950

       1,635 Missouri Environmental Improvement and Energy Resources       4/09 at 100.00        AA    1,749,761
              Authority, Water Facility Revenue Refunding Bonds,
              Tri-County Water Authority, Series 1999, 6.000%, 4/01/22 -
              RAAI Insured

         490 Missouri Environmental Improvement and Energy Resources      10/04 at 100.00       Aaa      492,141
              Authority, Water Pollution Control Revenue Bonds, State
              Revolving Fund Program - Springfield Project, Series
              1990A, 7.000%, 10/01/10

         365 Missouri Environmental Improvement and Energy Resources       7/04 at 100.00       Aaa      366,606
              Authority, Water Pollution Control Revenue Bonds, State
              Revolving Fund Program - Multi-Participants, Series 1992A,
              6.550%, 7/01/14

         260 Missouri Environmental Improvement and Energy Resources       7/04 at 102.00       Aaa      266,388
              Authority, Water Pollution Control Revenue Bonds, State
              Revolving Fund Program - Multi-Participants, Series 1994B,
              7.200%, 7/01/16

             St. Charles County Public Water Supply District 2,
             Missouri, Certificates of Participation, Series 2002A:
         750  5.000%, 12/01/26 - MBIA Insured                             12/11 at 100.00       Aaa      745,482
       1,000  5.250%, 12/01/28 - MBIA Insured                             12/11 at 100.00       Aaa    1,013,360
----------------------------------------------------------------------------------------------------------------
    $253,483 Total Long-Term Investments (cost $242,179,531) - 97.8%                                 247,806,634
----------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 2.2%                                                      5,565,481
             --------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $253,372,115
             --------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (DD)Security purchased on a delayed delivery basis.

                                See accompanying notes to financial statements.

----
38

Portfolio of Investments
NUVEEN OHIO MUNICIPAL BOND FUND
May 31, 2004

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Consumer Staples - 1.1%

    $  7,100 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    5/12 at 100.00       BBB $ 6,075,896
              Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
---------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 6.6%

       2,120 Ohio State Education Student Loan Revenue Bonds,              6/07 at 102.00       AAA   2,197,444
              Supplemental Student Loan Program, Series 1997A-1, 5.850%,
              12/01/19 (Alternative Minimum Tax) - AMBAC Insured

       1,200 Ohio Higher Educational Facilities Commission, Revenue        9/06 at 101.00       Ba1   1,198,836
              Bonds, University of Findlay, Series 1996, 6.125%, 9/01/16

       5,000 Ohio Higher Educational Facilities Commission, Revenue        5/07 at 102.00       AAA   5,231,050
              Bonds, Xavier University, Series 1997, 5.375%, 5/15/22 -
              MBIA Insured

       1,000 Ohio Higher Educational Facilities Commission, Revenue       12/10 at 101.00       AAA   1,035,720
              Bonds, University of Dayton, Series 2000, 5.500%, 12/01/30
              - AMBAC Insured

             Ohio Higher Educational Facilities Commission, Revenue
             Bonds, Wittenberg University, Series 2001:
       1,200  5.500%, 12/01/21                                            12/11 at 100.00      Baa1   1,231,512
       2,000  5.000%, 12/01/26                                            12/11 at 100.00      Baa1   1,910,280

       2,730 Ohio Higher Educational Facilities Commission, Revenue       11/14 at 100.00        AA   2,779,877
              Bonds, Denison University, Series 2004, 5.000%, 11/01/20

         910 Ohio Higher Education Facilities Commission, Revenue Bonds,     No Opt. Call        AA   1,102,092
              Case Western Reserve University Project, Series 1990B,
              6.500%, 10/01/20

       3,000 Ohio Higher Education Facilities Commission, Revenue Bonds,  10/12 at 100.00        AA   3,181,890
              Case Western Reserve University Project, Series 2002B,
              5.500%, 10/01/22

       1,750 Ohio Higher Education Facilities Commission, General         10/13 at 100.00        AA   1,766,957
              Revenue Bonds, Oberlin College, Series 2003, 5.125%,
              10/01/24

             Ohio University at Athens, Subordinate Lien General
              Receipts Bonds, Series 2004:
       1,855  5.000%, 12/01/21 - MBIA Insured                              6/14 at 100.00       AAA   1,895,309
       1,900  5.000%, 12/01/23 - MBIA Insured                              6/14 at 100.00       AAA   1,921,622

             University of Cincinnati, Ohio, General Receipts Bonds,
              Series 2001A:
       1,500  5.750%, 6/01/18 - FGIC Insured                               6/11 at 101.00       AAA   1,638,210
       1,520  5.750%, 6/01/19 - FGIC Insured                               6/11 at 101.00       AAA   1,654,277
       2,000  5.250%, 6/01/24 - FGIC Insured                               6/11 at 101.00       AAA   2,054,560

       4,250 University of Cincinnati, Ohio, General Receipts Bonds,       6/07 at 100.00       AAA   4,441,420
              Series 1997, 5.375%, 6/01/20 - MBIA Insured

       1,675 University of Cincinnati, Ohio, General Receipts Bonds,       6/14 at 100.00       AAA   1,714,078
              Series 2004A, 5.000%, 6/01/21 - AMBAC Insured
---------------------------------------------------------------------------------------------------------------
             Healthcare - 17.5%

      10,000 Akron, Bath, and Copley Joint Township Hospital District,    11/09 at 101.00      Baa1   9,034,400
              Ohio, Hospital Facilities Revenue Bonds, Summa Health
              System Project, Series 1998A, 5.375%, 11/15/24

      11,900 Cuyahoga County, Ohio, Hospital Improvement Revenue Bonds,    2/09 at 101.00        A-  12,308,646
              MetroHealth System Project, Series 1999, 6.125%, 2/15/24

       1,000 Cuyahoga County, Ohio, Hospital Improvement and Revenue       2/07 at 102.00       AAA   1,073,220
              Refunding Bonds, MetroHealth System Project, Series 1997,
              5.625%, 2/15/17 - MBIA Insured

       4,400 Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland     7/13 at 100.00        A1   4,605,128
              Clinic Health System, Series 2003A, 6.000%, 1/01/32

       2,500 Erie County, Ohio, Hospital Facilities Revenue Bonds,         8/12 at 101.00         A   2,482,275
              Firelands Regional Medical Center, Series 2002A, 5.625%,
              8/15/32

             Franklin County, Ohio, Hospital Revenue Refunding and
             Improvement Bonds, Children's Hospital Project, Series
             1996A:
       1,575  5.750%, 11/01/15                                            11/06 at 101.00       Aa2   1,633,275
       5,275  5.875%, 11/01/25                                            11/06 at 101.00       Aa2   5,381,028

----
39

Portfolio of Investments
NUVEEN OHIO MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

             Franklin County, Ohio, Hospital Revenue Bonds, Holy Cross
             Health System Corporation, Series 1996:
     $   965  5.800%, 6/01/16                                              6/06 at 102.00       AA- $ 1,003,812
       2,000  5.875%, 6/01/21                                              6/06 at 102.00       AA-   2,060,280

       5,690 Lorain County, Ohio, Hospital Facilities Revenue Refunding   11/05 at 102.00       AAA   5,922,778
              Bonds, EMH Regional Medical Center, Series 1995, 5.375%,
              11/01/21 - AMBAC Insured

       2,000 Marion County, Ohio, Hospital Revenue Refunding and           5/06 at 102.00      BBB+   2,103,060
              Improvement Bonds, The Community Hospital, Series 1996,
              6.375%, 5/15/11

       1,250 Maumee, Ohio, Hospital Facilities Revenue Bonds, St. Luke's  12/04 at 102.00       AAA   1,299,300
              Hospital, Series 1994, 5.800%, 12/01/14 - AMBAC Insured

       2,000 Miami County, Ohio, Hospital Facilities Revenue Refunding     5/06 at 102.00      BBB+   2,072,500
              and Improvement Bonds, Upper Valley Medical Center, Series
              1996A, 6.250%, 5/15/16

       4,205 Miami County, Ohio, Hospital Facilities Revenue Refunding     5/06 at 102.00      BBB+   4,389,431
              and Improvement Bonds, Upper Valley Medical Center, Series
              1996C, 6.250%, 5/15/13

       4,000 Middleburg Heights, Ohio, Hospital Improvement Revenue        8/08 at 102.00       AAA   4,327,760
              Refunding Bonds, Southwest General Hospital, Series 1995,
              5.625%, 8/15/15 - FSA Insured

             Montgomery County, Ohio, Hospital Facilities Revenue
             Refunding and Improvement Bonds, Kettering Medical Center,
             Series 1996:
       1,500  5.625%, 4/01/16 - MBIA Insured                               4/06 at 102.00       AAA   1,606,665
       7,000  6.250%, 4/01/20 - MBIA Insured                                 No Opt. Call       AAA   8,172,010

       9,500 Montgomery County, Ohio, Hospital Facilities Revenue Bonds,   4/10 at 101.00        A3  10,260,855
              Kettering Medical Center, Series 1999, 6.750%, 4/01/22

      13,000 Montgomery County, Ohio, Revenue Bonds, Catholic Health       9/11 at 100.00        AA  13,241,150
              Initiatives, Series 2001, 5.375%, 9/01/21

       1,250 Parma Community General Hospital Association, Ohio,          11/08 at 101.00        A-   1,278,213
              Hospital Revenue Refunding and Improvement Bonds, Series
              1998, 5.350%, 11/01/18

       2,000 Richland County, Ohio, Hospital Facilities Revenue           11/10 at 101.00        A-   2,112,060
              Improvement Bonds, MedCentral Health System Obligated
              Group, Series 2000B, 6.375%, 11/15/22

       1,200 Tuscarawas County, Ohio, Hospital Facilities Revenue Bonds,  10/11 at 101.00        AA   1,183,620
              Union Hospital Project, Series 2001, 5.250%, 10/01/31 -
              RAAI Insured
---------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 5.6%

       1,540 Butler County, Ohio, Multifamily Housing Revenue Bonds,       9/08 at 103.00       N/R   1,338,953
              Anthony Wayne Apartments Project, Series 1998, 6.500%,
              9/01/30 (Alternative Minimum Tax)

       1,105 Clark County, Ohio, Multifamily Housing Revenue Bonds,       11/08 at 103.00       N/R     967,560
              Church of God Retirement Home, Series 1998, 6.250%,
              11/01/30 (Alternative Minimum Tax)

      16,105 Franklin County, Ohio, GNMA Collateralized Mortgage Revenue  10/07 at 103.00       Aaa  16,204,529
              Bonds, Columbus Properties Project, Series 1997, 5.600%,
              4/20/39 (Alternative Minimum Tax)

       3,045 Franklin County, Ohio, GNMA Collateralized Multifamily        9/11 at 102.00       Aaa   3,098,927
              Housing Mortgage Revenue Bonds, Carriage House Apartments
              Project, Series 2002, 5.400%, 3/20/37

       2,705 Henry County, Ohio, GNMA Collateralized Healthcare Facility   8/09 at 102.00       AAA   2,870,952
              Revenue Bonds, Alpine Village Project, Series 1999,
              6.375%, 2/20/41

       6,315 Ohio Capital Corporation for Housing, FHA-Insured Section 8   2/09 at 102.00       Aa2   6,590,650
              Mortgage Loan Revenue Refunding Bonds, Series 1999D,
              5.950%, 2/01/23
---------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 3.9%

       1,875 Ohio Housing Finance Agency, GNMA Mortgage-Backed             7/09 at 100.00       Aaa   1,935,994
              Securities Program Residential Mortgage Revenue Bonds,
              Series 1999C, 5.750%, 9/01/30 (Alternative Minimum Tax)

       3,265 Ohio Housing Finance Agency, GNMA Mortgage-Backed             9/07 at 102.00       Aaa   3,335,851
              Securities Program Residential Mortgage Revenue Bonds,
              Series 1996B-3, 5.750%, 9/01/28 (Alternative Minimum Tax)

       3,340 Ohio Housing Finance Agency, GNMA Mortgage-Backed             9/07 at 102.00       Aaa   3,412,478
              Securities Program Residential Mortgage Revenue Bonds,
              Series 1997C, 5.750%, 9/01/28 (Alternative Minimum Tax)

----
40

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------

             Housing/Single Family (continued)

     $ 3,875 Ohio Housing Finance Agency, GNMA Mortgage-Backed             3/08 at 101.50       AAA $3,944,246
              Securities Program Residential Mortgage Revenue Bonds,
              Series 1998A-1, 5.300%, 9/01/19 (Alternative Minimum Tax)
              - FSA Insured

         930 Ohio Housing Finance Agency, GNMA Mortgage-Backed             9/04 at 102.00       Aaa    951,743
              Securities Program Residential Mortgage Revenue Bonds,
              Series 1994A-1, 6.100%, 9/01/14

         740 Ohio Housing Finance Agency, GNMA Mortgage-Backed             9/04 at 102.00       AAA    757,501
              Securities Program Residential Mortgage Revenue Bonds,
              Series 1994B-1, 6.375%, 9/01/14

       7,230 Ohio Housing Finance Agency, GNMA Mortgage-Backed             9/07 at 102.00       Aaa  7,500,041
              Securities Program Residential Mortgage Remarketed Revenue
              Bonds, Series 1997A-1, 6.150%, 3/01/29 (Alternative
              Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Industrials - 0.8%

       2,465 Cleveland-Cuyahoga County Port Authority, Ohio, Development   5/08 at 102.00       N/R  2,447,030
              Revenue Bonds, Jergens, Inc. Project, Series 1998A,
              5.375%, 5/15/18 (Alternative Minimum Tax)

             Ohio, Economic Development Revenue Bonds, Enterprise Bond
             Fund Loan Pool, Series 2002-4:
         500  5.000%, 6/01/15 (Alternative Minimum Tax)                    6/12 at 102.00       AA-    497,695
         675  5.450%, 6/01/22 (Alternative Minimum Tax)                    6/12 at 102.00       AA-    675,203

       1,020 Ohio, Economic Development Revenue Bonds, Enterprise Bond       No Opt. Call       AA-  1,036,075
              Fund Loan Pool, Series 2002-7, 5.850%, 12/01/22
              (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 2.1%

       1,600 Cuyahoga County, Ohio, FHA-Insured Industrial Development     8/04 at 100.00       AAA  1,614,432
              Mortgage Revenue Refunding Bonds, University Health Care
              Center Project, Series 1991, 7.300%, 8/01/11

       3,120 Franklin County, Ohio, Healthcare Facilities Revenue Bonds,  11/05 at 102.00       Aa2  3,245,424
              Heinzerling Foundation, Series 1995, 6.200%, 11/01/20

       2,000 Franklin County, Ohio, Healthcare Facilities Revenue Bonds,   7/12 at 100.00        AA  1,992,900
              Presbyterian Retirement Services, Series 2002A, 5.125%,
              7/01/22 - RAAI Insured

         500 Franklin County, Ohio, FHA-Insured Hospital Revenue           8/04 at 100.00       N/R    501,870
              Refunding Mortgage Loan Bonds, Worthington Christian
              Village Nursing Home, Series 1992, 7.000%, 8/01/16

       1,250 Hamilton County, Ohio, Healthcare Facilities Revenue Bonds,  10/08 at 101.00       BBB  1,098,288
              Twin Towers, Series 1998A, 5.125%, 10/01/23

             Marion County, Ohio, Healthcare Facilities Revenue
             Refunding and Improvement Bonds, United Church Homes, Inc.,
             Series 1993:
         846  6.375%, 11/15/10                                            11/04 at 101.00      BBB-    859,519
         750  6.300%, 11/15/15                                            11/04 at 101.00      BBB-    757,058

       1,725 Napoleon, Ohio, FHA-Insured Healthcare Facilities Mortgage    9/04 at 102.00       Aa2  1,768,936
              Revenue Refunding Bonds, Lutheran Orphans and Old Folks
              Home Society, Series 1994, 6.875%, 8/01/23
--------------------------------------------------------------------------------------------------------------
             Materials - 0.2%

       1,000 Toledo-Lucas County Port Authority, Ohio, Port Revenue        3/14 at 101.00        A+    945,600
              Bonds, Cargill, Inc., Series 2004A, 4.800%, 3/01/22
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 25.5%

             Adams County Valley School District, Adams and Highland
             Counties, Ohio, Unlimited Tax School Improvement General
             Obligation Bonds, Series 1995:
       6,000  7.000%, 12/01/15 - MBIA Insured                                No Opt. Call       AAA  7,404,840
       9,500  5.250%, 12/01/21 - MBIA Insured                             12/05 at 102.00       AAA  9,901,945

         600 Anthony Wayne Local School District, Lucas, Wood and Fulton     No Opt. Call       AAA    398,220
              Counties, Ohio, School Facilities Construction and
              Improvement Bonds, Series 1995, 0.000%, 12/01/13 - FGIC
              Insured

         700 Buckeye Local School District, Medina County, Ohio, General  12/10 at 100.00       Aaa    738,990
              Obligation Bonds, Series 2000, 5.500%, 12/01/25 - FGIC
              Insured

       2,500 Buckeye Valley Local School District, Ohio, Unlimited Tax       No Opt. Call       AAA  3,009,475
              General Obligation Bonds, Series 1995A, 6.850%, 12/01/15 -
              MBIA Insured

       2,295 Central Ohio Solid Waste Authority, General Obligation        6/14 at 100.00       AAA  2,437,015
              Bonds, Series 2004A, 5.000%, 12/01/15 - AMBAC Insured

----
41

Portfolio of Investments
NUVEEN OHIO MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------

             Tax Obligation/General (continued)

             Chesapeake-Union Exempt Village School District, Ohio,
             General Obligation Bonds, Series 1986:
     $   125  8.500%, 12/01/04                                               No Opt. Call       N/R $  129,085
         125  8.500%, 12/01/05                                               No Opt. Call       N/R    136,406
         125  8.500%, 12/01/06                                               No Opt. Call       N/R    141,885
         125  8.500%, 12/01/07                                               No Opt. Call       N/R    146,088
         125  8.500%, 12/01/08                                               No Opt. Call       N/R    149,618
         130  8.500%, 12/01/09                                               No Opt. Call       N/R    158,700

             Cincinnati City School District, Hamilton County, Ohio,
             General Obligation Bonds, Series 2001:
       2,000  5.375%, 12/01/15 - MBIA Insured                             12/11 at 100.00       AAA  2,151,320
       6,745  5.375%, 12/01/16 - MBIA Insured                             12/11 at 100.00       AAA  7,241,837
       1,255  5.375%, 12/01/17 - MBIA Insured                             12/11 at 100.00       AAA  1,347,443

       3,805 Cleveland, Ohio, General Obligation Bonds, Series 2002,      12/12 at 100.00       AAA  3,946,318
              5.250%, 12/01/22 - MBIA Insured

             Columbus, Franklin County, Ohio, General Obligation Bonds,
             Series 1985:
         590  9.375%, 4/15/06                                                No Opt. Call       AAA    668,482
         500  9.375%, 4/15/07                                                No Opt. Call       AAA    593,820

       7,045 Columbus, Ohio, General Obligation Bonds, Series 2000,       11/10 at 101.00       AAA  7,480,804
              5.250%, 11/15/17

       1,300 Crawford County, Ohio, General Obligation Bonds, Series      12/12 at 100.00       AAA  1,326,676
              2002, 5.200%, 12/01/26 - AMBAC Insured

       1,000 Cuyahoga County, Ohio, Limited Tax General Obligation           No Opt. Call       AA+  1,106,030
              Various Purpose Refunding Bonds, Series 1993B, 5.250%,
              10/01/13

       1,345 Cuyahoga County, Ohio, Limited Tax General Obligation           No Opt. Call       AA+  1,509,265
              Bonds, Series 1993, 5.650%, 5/15/18

       5,830 Cuyahoga County, Ohio, Limited Tax General Obligation        12/10 at 100.00       AA+  6,423,552
              Capital Improvement Bonds, Series 2000, 5.750%, 12/01/16

             Cuyahoga Falls, Ohio, General Obligation Bonds, Series 2004:
       1,245  5.000%, 12/01/18 - MBIA Insured                              6/14 at 100.00       Aaa  1,298,286
       1,440  5.000%, 12/01/21 - MBIA Insured                              6/14 at 100.00       Aaa  1,473,595

         750 Defiance, Ohio, Waterworks System Improvement Bonds, Series  12/04 at 102.00       AAA    780,960
              1994, 6.200%, 12/01/20 - MBIA Insured

             Delaware City School District, Delaware County, Ohio,
             Unlimited Tax General Obligation School Facilities
             Construction and Improvement Bonds, Series 1995:
       1,000  0.000%, 12/01/10 - FGIC Insured                                No Opt. Call       AAA    779,560
       1,000  0.000%, 12/01/11 - FGIC Insured                                No Opt. Call       AAA    739,330

       1,000 Evergreen Local School District, Ohio, Unlimited Tax         12/09 at 101.00       Aaa  1,063,330
              General Obligation School Improvement Bonds, Series 1999,
              5.625%, 12/01/24 - FGIC Insured

       4,040 Franklin County, Ohio, Limited Tax General Obligation        12/08 at 102.00       AAA  4,320,457
              Refunding Bonds, Series 1993, 5.375%, 12/01/20

       1,000 Garfield Heights City School District, Cuyahoga County,      12/11 at 100.00       Aaa  1,083,990
              Ohio, General Obligation School Improvement Bonds, Series
              2001, 5.500%, 12/15/18 - MBIA Insured

         420 Geauga County, Ohio, Limited Tax General Obligation, Sewer   12/05 at 102.00       Aa2    458,552
              District Improvement Bonds, Bainbridge Water Project,
              Series 1995, 6.850%, 12/01/10

       1,000 Grandview Heights City School District, Franklin County,     12/05 at 101.00        AA  1,066,880
              Ohio, Unlimited Tax General Obligation School Facilities
              Construction and Improvement Bonds, Series 1995, 6.100%,
              12/01/19

       3,000 Granville Exempt Village School District, Ohio, General      12/11 at 100.00       Aa3  3,099,930
              Obligation Bonds, Series 2001, 5.500%, 12/01/28

       1,200 Heath City School District, Licking County, Ohio, Unlimited  12/10 at 100.00       Aaa  1,240,176
              Tax General Obligation School Improvement Bonds, Series
              2000A, 5.500%, 12/01/27 - FGIC Insured

       2,500 Highland Local School District, Morrow and Delaware          12/11 at 100.00       Aaa  2,494,950
              Counties, Ohio, General Obligation Bonds, Series 2001,
              5.000%, 12/01/26 - FSA Insured

       1,000 Huron County, Ohio, Limited Tax General Obligation           12/07 at 102.00       AAA  1,102,780
              Correctional Facility Bonds, Series 1996, 5.850%, 12/01/16
              - MBIA Insured

       1,270 Kenston Local School District, Geauga County, Ohio, General   6/13 at 100.00       Aaa  1,283,297
              Obligation Bonds, Series 2003, 5.000%, 12/01/23 - MBIA
              Insured

----
42

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------

             Tax Obligation/General (continued)

     $ 1,400 Kent City School District, Portage County, Ohio, General     12/14 at 100.00       AAA $1,442,126
              Obligation Library Improvement Bonds, Series 2004, 5.000%,
              12/01/20 - FGIC Insured

       1,070 Kettering, Ohio, Limited Tax General Obligation Bonds,        6/04 at 100.00       Aa3  1,074,366
              Series 1991, 6.650%, 12/01/12

       1,000 Kettering City School District, Montgomery County, Ohio,     12/05 at 101.00       AAA  1,035,150
              General Obligation Bonds, Series 1994, 5.250%, 12/01/22 -
              FGIC Insured

         555 Lake County, Ohio, Limited Tax Sewer District Improvement       No Opt. Call       Aa2    606,887
              Bonds, Series 2000, 5.600%, 12/01/20

       1,440 Lakewood, Ohio, General Obligation Bonds, Series 1995B,      12/05 at 102.00       Aa2  1,534,982
              5.750%, 12/01/15

       3,385 Lakota Local School District, Butler County, Ohio,            6/11 at 100.00       Aaa  3,407,172
              Unlimited Tax General Obligation School Improvement and
              Refunding Bonds, Series 2001, 5.125%, 12/01/26 - FGIC
              Insured

             Logan County, Ohio, General Obligation Bonds, Series 1986:
         155  7.750%, 12/01/04                                               No Opt. Call        A+    159,963
         155  7.750%, 12/01/05                                               No Opt. Call        A+    168,584
         155  7.750%, 12/01/06                                               No Opt. Call        A+    175,454

         315 Lucas County, Ohio, General Obligation Bonds, Various         6/04 at 101.00        A1    322,484
              Improvements, Series 1992, 6.650%, 12/01/12

       1,750 Medina City School District, Medina County, Ohio, Unlimited  12/09 at 100.00       AAA  1,768,060
              Tax General Obligation School Building Construction Bonds,
              Series 1999, 5.250%, 12/01/28 - FGIC Insured

       1,265 Monroe Local School District, Butler County, Ohio, General      No Opt. Call       Aaa  1,440,671
              Obligation Bonds, Series 2002, 5.750%, 12/01/20 - AMBAC
              Insured

             North Royalton City School District, Ohio, School
             Improvement Bonds, Series 1994:
       2,200  6.000%, 12/01/14 - MBIA Insured                             12/09 at 102.00       AAA  2,506,152
       2,400  6.100%, 12/01/19 - MBIA Insured                             12/09 at 102.00       AAA  2,723,376

       1,000 Ohio, Full Faith and Credit General Obligation                  No Opt. Call       AA+  1,141,210
              Infrastructure Improvement Bonds, Series 1994, 6.000%,
              8/01/10

       3,315 Ohio, General Obligation Bonds, Conservation Projects,        3/14 at 100.00       AA+  3,534,884
              Series 2004A, 5.000%, 3/01/15

       6,055 Ohio, General Obligation Bonds, Infrastructure                2/13 at 100.00       AA+  6,150,427
              Improvements, Series 2003F, 5.000%, 2/01/22

       4,035 Olentangy Local School District, Delaware and Franklin       12/09 at 101.00        AA  4,005,746
              Counties, Ohio, Various Purpose Bonds, Series 1999,
              5.000%, 12/01/27

             Olentangy Local School District, Deleware and Franklin
             Counties, Ohio, General Obligation Bonds, Series 2004A:
         400  5.250%, 12/01/21 (WI, settling 6/02/04) - FGIC Insured       6/14 at 100.00       AAA    419,192
       3,055  5.250%, 12/01/22 (WI, settling 6/02/04) - FGIC Insured       6/14 at 100.00       AAA  3,184,196

         500 Pickerington Local School District, Fairfield County, Ohio,     No Opt. Call       AAA    368,850
              General Obligation Bonds, Series 1993, 0.000%, 12/01/11 -
              AMBAC Insured

       3,500 Springfield City School District, Clark County, Ohio,        12/11 at 102.00       Aaa  3,604,790
              General Obligation Bonds, Series 2001, 5.200%, 12/01/23 -
              FGIC Insured

       2,340 Stow, Ohio, General Obligation Construction Bonds, Safety    12/05 at 102.00        A1  2,436,642
              Center, Series 1995, 6.200%, 12/01/20

          30 Strongsville, Ohio, Limited Tax General Obligation Various   12/06 at 102.00       Aa2     32,631
              Purpose Improvement Bonds, Series 1996, 5.950%, 12/01/21

       1,185 Sugarcreek Local School District, Athens County, Ohio,       12/13 at 100.00       Aaa  1,222,126
              General Obligation Bonds, Series 2003, 5.250%, 12/01/24 -
              MBIA Insured

       1,315 Summit County, Ohio, General Obligation Refunding Bonds,        No Opt. Call       AAA  1,455,403
              Series 2002R, 5.500%, 12/01/21 - FGIC Insured

       2,290 Tipp City Exempted Village School District, Ohio, School      6/11 at 100.00       Aaa  2,301,404
              Facilities Construction and Improvement Bonds, Series
              2001, 5.000%, 12/01/24 - FGIC Insured

       3,755 Toledo City School District, Lucas County, Ohio, General     12/13 at 100.00       Aaa  3,818,948
              Obligation Bonds, Series 2003B, 5.000%, 12/01/22 - FGIC
              Insured

       1,910 Vandalia, Ohio, General Obligation Bonds, Series 1996,       12/06 at 101.00       Aa3  2,054,262
              5.850%, 12/01/21

             West Chester Township, Butler County, Ohio, General
             Obligation Bonds, Series 2003:
       1,365  5.250%, 12/01/19 - MBIA Insured                             12/13 at 100.00       Aaa  1,442,941
       1,515  5.250%, 12/01/21 - MBIA Insured                             12/13 at 100.00       Aaa  1,584,796

----
43

Portfolio of Investments
NUVEEN OHIO MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------

             Tax Obligation/General (continued)

     $ 4,000 Westerville City School District, Franklin and Delaware       6/11 at 100.00       AAA $ 3,979,160
              Counties, Ohio, Various Purpose General Obligation Bonds,
              Series 2001, 5.000%, 12/01/27 - MBIA Insured

         300 Youngstown, Ohio, Limited Tax General Obligation Bonds,      12/04 at 102.00       AAA     312,639
              Series 1994, 6.125%, 12/01/14 - MBIA Insured
---------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 8.9%

       6,300 Cleveland, Ohio, Certificates of Participation, Cleveland    11/07 at 102.00       AAA   6,370,749
              Stadium Project, Series 1997, 5.250%, 11/15/27 - AMBAC
              Insured

       1,210 Groveport, Ohio, Income Tax Receipts Bonds, Special          12/12 at 100.00       Aaa   1,227,158
              Obligation, Series 2002, 5.000%, 12/01/22 - MBIA Insured

             Hamilton County Convention Facilities Authority, Ohio,
             First Lien Revenue Bonds, Series 2004:
       2,300  5.000%, 12/01/20 - FGIC Insured                              6/14 at 100.00       AAA   2,359,202
       1,000  5.000%, 12/01/21 - FGIC Insured                              6/14 at 100.00       AAA   1,020,130
       2,535  5.000%, 12/01/22 - FGIC Insured                              6/14 at 100.00       AAA   2,571,884

       3,300 Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series      No Opt. Call       Aaa     854,436
              2000B, 0.000%, 12/01/28 - AMBAC Insured

       1,000 City of Hamilton, Butler County, Ohio, Limited Tax General   11/11 at 101.00       Aaa   1,069,070
              Obligation Bonds, One Renaissance Center Acquisition,
              Series 2001, 5.375%, 11/01/17 - AMBAC Insured

       1,485 New Albany Community Authority, Ohio, Community Facilities    4/12 at 100.00       AAA   1,621,056
              Revenue Refunding Bonds, Series 2001B, 5.500%, 10/01/16 -
              AMBAC Insured

       8,140 Ohio, Higher Education Capital Facilities, Appropriation      2/11 at 100.00       AA+   8,317,778
              Bonds, Series II-2001A, 5.000%, 2/01/20

       1,000 Ohio, State Appropriation Lease Bonds, Parks and Recreation  12/13 at 100.00        AA   1,061,780
              Capital Facilities, Series 2004A-II, 5.000%, 12/01/15

       1,050 Ohio Building Authority, State Facilities Bonds,              4/12 at 100.00       AAA   1,062,495
              Administrative Building Fund Projects, Series 2002A,
              5.000%, 4/01/22 - FSA Insured

         950 Ohio Department of Transportation, Certificates of           10/04 at 100.00       AAA     953,734
              Participation, Panhandle Rail Line, Series 1992A, 6.500%,
              4/15/12 - FSA Insured

      11,700 Puerto Rico Highway and Transportation Authority, Highway       No Opt. Call       AAA  13,179,465
              Revenue Bonds, Reset Option Long Certificates II-R-66,
              Series 1996Y, 9.870%, 1/01/13 (IF)

       6,550 Puerto Rico Public Buildings Authority, Guaranteed Revenue      No Opt. Call       AAA   8,025,126
              Bonds, Reset Option Long Trust Certificates II-R56, Series
              1993L, 9.870%, 7/01/18 (IF)
---------------------------------------------------------------------------------------------------------------
             Transportation - 3.9%

       1,000 Dayton, Ohio, Airport Revenue Bonds, James M. Cox            12/13 at 100.00        AA     971,210
              International Airport, Series 2003C, 5.250%, 12/01/27
              (Alternative Minimum Tax) - RAAI Insured

       6,300 Dayton, Ohio, Special Facilities Revenue Refunding Bonds,     2/08 at 102.00       BB+   5,686,947
              Emery Air Freight Corporation and Emery Worldwide
              Airlines, Inc. - Guarantors, Series 1998A, 5.625%, 2/01/18

       5,000 Ohio Turnpike Commission, Revenue Refunding Bonds, ROL          No Opt. Call       AA-   5,878,400
              Series II-R51, Series 1998A, 9.830%, 2/15/24 (IF)

       7,500 Ohio Turnpike Commission, Revenue Bonds, ROL II-R75,            No Opt. Call       Aaa   9,160,650
              9.830%, 2/15/12 (IF)
---------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 8.6%

       3,955 Akron, Ohio, Various Purpose Improvement Limited Tax         12/04 at 102.00       AAA   4,142,190
              General Obligation Bonds, Series 1994, 6.750%, 12/01/14
              (Pre-refunded to 12/01/04) - MBIA Insured

         730 Athens, Ohio, Sanitary Sewer System Mortgage Revenue Bonds,  12/09 at 100.00    N/R***     836,938
              Series 1989, 7.300%, 12/01/14 (Pre-refunded to 12/01/09)

       1,000 Aurora City School District, Ohio, Unlimited Tax General     12/05 at 102.00       AAA   1,080,200
              Obligation School Improvement Bonds, Series 1995, 5.800%,
              12/01/16 (Pre-refunded to 12/01/05) - FGIC Insured

       4,745 Cleveland, Ohio, Various Purpose General Obligation Bonds,   11/04 at 102.00       AAA   4,955,678
              Series 1994, 6.625%, 11/15/14 (Pre-refunded to 11/15/04) -
              MBIA Insured

         550 Columbiana County, Ohio, Unlimited Tax General Obligation    12/04 at 102.00     AA***     575,702
              Bonds, County Jail Facilities Construction Project, Series
              1994, 6.600%, 12/01/17 (Pre-refunded to 12/01/04) - RAAI
              Insured

----
44

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed (continued)

             Cuyahoga County, Ohio, Hospital Revenue Bonds, Meridia
             Health System, Series 1995:
     $   250  6.250%, 8/15/14 (Pre-refunded to 8/15/05)                    8/05 at 102.00       AAA $   268,995
       5,500  6.250%, 8/15/24 (Pre-refunded to 8/15/05)                    8/05 at 102.00       AAA   5,917,890

       1,000 Lakeview Local School District, Trumbull County, Ohio,       12/04 at 102.00       AAA   1,048,300
              General Obligation Bonds, Series 1994, 6.900%, 12/01/14
              (Pre-refunded to 12/01/04) - AMBAC Insured

       1,300 Lorain, Ohio, Hospital Revenue Refunding Bonds, Lakeland     11/04 at 100.00     A1***   1,328,847
              Community Hospital, Inc., Series 1992, 6.500%, 11/15/12

      11,000 Montgomery County, Ohio, Health System Revenue Bonds,         1/08 at 102.00   Baa2***  11,978,120
              Franciscan Medical Center - Dayton Campus, Series 1997,
              5.500%, 7/01/18 (Pre-refunded to 1/01/08)

             Ohio Housing Finance Agency, Single Family Mortgage Revenue
             Bonds, Series 1985B:
       5,700  0.000%, 1/15/15 (Pre-refunded to 7/15/11) - FGIC Insured      7/11 at 70.48       AAA   3,004,983
       6,460  0.000%, 1/15/15 (Pre-refunded to 1/15/11) - FGIC Insured      1/11 at 67.04       AAA   3,314,884

         750 Ohio, Full Faith and Credit General Obligation                8/05 at 102.00    AA+***     805,328
              Infrastructure Improvement Bonds, Series 1995, 6.200%,
              8/01/13 (Pre-refunded to 8/01/05)

       5,065 Ohio Water Development Authority, Pure Water Loan Revenue       No Opt. Call       AAA   5,745,635
              Bonds, Sereis 1990I, 6.000%, 12/01/16 - AMBAC Insured

         130 Toledo, Ohio, Sewerage System Mortgage Revenue Bonds,        11/04 at 102.00       AAA     135,607
              Series 1994, 6.350%, 11/15/17 (Pre-refunded to 11/15/04) -
              AMBAC Insured

         110 Toledo, Ohio, Water System Mortgage Revenue Bonds, Series    11/04 at 102.00       AAA     114,795
              1994, 6.450%, 11/15/24 (Pre-refunded to 11/15/04) - AMBAC
              Insured

         540 Trumbull County, Ohio, General Obligation Bonds, Series      12/04 at 102.00       AAA     564,057
              1994, 6.200%, 12/01/14 (Pre-refunded to 12/01/04) - AMBAC
              Insured

       1,000 Woodridge Local School District, Ohio, General Obligation    12/04 at 102.00       AAA   1,043,540
              Bonds, Series 1994, 6.000%, 12/01/19 (Pre-refunded to
              12/01/04) - AMBAC Insured

       1,230 Youngstown State University, Ohio, General Receipts Bonds,   12/04 at 102.00       AAA   1,285,707
              Series 1994, 6.000%, 12/15/16 (Pre-refunded to 12/15/04) -
              AMBAC Insured
---------------------------------------------------------------------------------------------------------------
             Utilities - 7.9%

       1,535 Cleveland, Ohio, Public Power System First Mortgage Revenue     No Opt. Call       AAA   1,020,929
              Bonds, Series 1994A, 0.000%, 11/15/13 - MBIA Insured

       2,500 Cleveland, Ohio, Public Power System, First Mortgage         11/06 at 102.00       AAA   2,505,900
              Revenue Refunding Bonds, Series 1996, Sub-Series 1,
              5.000%, 11/15/24 - MBIA Insured

         565 Lebanon, Ohio, Electric System Mortgage Revenue Bonds,       12/10 at 101.00       AAA     612,839
              Series 2001, 5.500%, 12/01/17 - AMBAC Insured

             Ohio Municipal Electric Generation Agency, Beneficial
             Interest Certificates, Joint Venture 5, Belleville
             Hydroelectric Project, American Municipal Power Ohio, Inc.,
             Series 2004:
       3,775  5.000%, 2/15/21 - AMBAC Insured                              2/14 at 100.00       AAA   3,840,119
       2,295  5.000%, 2/15/23 - AMBAC Insured                              2/14 at 100.00       AAA   2,311,524

       1,750 Ohio Air Quality Development Authority, Pollution Control     6/04 at 101.00       AAA   1,773,713
              Revenue Bonds, Columbus Southern Power Company Project,
              Series 1985A, 6.375%, 12/01/20 - FGIC Insured

      10,500 Ohio Air Quality Development Authority, Revenue Refunding     9/05 at 102.00       Ba1  10,499,685
              Bonds, Dayton Power and Light Company Project, Series
              1995, 6.100%, 9/01/30

       5,000 Ohio Air Quality Development Authority, Revenue Bonds, JMG    4/07 at 102.00       AAA   5,182,750
              Funding Limited Partnership Project, Series 1997, 5.625%,
              1/01/23 (Alternative Minimum Tax) - AMBAC Insured

         500 Ohio Water Development Authority, Collateralized Water        8/04 at 100.00      BBB-     510,825
              Revenue Refunding Bonds, Dayton Power and Light Company,
              Series 1992A, 6.400%, 8/15/27

      11,350 Ohio Water Development Authority, Solid Waste Disposal        9/08 at 102.00       N/R  10,449,718
              Revenue Bonds, Bay Shore Power, Series 1998A, 5.875%,
              9/01/20 (Alternative Minimum Tax)

       1,545 Puerto Rico Electric Power Authority, Power Revenue             No Opt. Call        A-     805,548
              Refunding Bonds, Series 1989O, 0.000%, 7/01/17

       4,460 Puerto Rico Industrial, Tourist, Educational, Medical and     6/10 at 101.00      Baa3   4,629,168
              Environmental Control Facilities Financing Authority,
              Cogeneration Facility Revenue Bonds, Series 2000A, 6.625%,
              6/01/26 (Alternative Minimum Tax)

----
45

Portfolio of Investments
NUVEEN OHIO MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call
Amount (000) Description                                                      Provisions* Ratings** Market Value
----------------------------------------------------------------------------------------------------------------
             Water and Sewer - 5.6%

    $  3,000 Butler County, Ohio, Sewer System Revenue Bonds, Series      12/06 at 101.00       AAA $  3,127,500
              1996, 5.250%, 12/01/21 - AMBAC Insured

       2,000 Cincinnati, Ohio, Water System Revenue Bonds, Series 2003,    6/11 at 100.00       AA+    2,017,040
              5.000%, 12/01/23

             Cincinnati, Ohio, Water System Revenue Bonds, ROLS
             RR-II-R212 Series:
       1,300  12.570%, 12/01/11 (IF)                                       6/11 at 100.00       AAA    1,631,526
       1,640  12.580%, 12/01/12 (IF)                                       6/11 at 100.00       AAA    2,004,654
         550  12.620%, 12/01/13 (IF)                                       6/11 at 100.00       AAA      668,316

      10,000 Cleveland, Ohio, Waterworks First Mortgage Revenue              No Opt. Call       AAA   10,944,500
              Refunding and Improvement Bonds, Series 1993G, 5.500%,
              1/01/21 - MBIA Insured

       1,600 Greene County, Ohio, Water System Revenue Bonds, Series      12/07 at 102.00       AAA    1,772,991
              1996, 6.125%, 12/01/21 - FGIC Insured

       4,260 Ohio Water Development Authority, Community Assistance       12/07 at 102.00       AAA    4,406,670
              Bonds, Series 1997, 5.375%, 12/01/24 - AMBAC Insured

       2,000 Ohio Water Development Authority, Revenue Bonds, Fresh        6/08 at 101.00       AAA    2,029,400
              Water Development, Series 1998, 5.125%, 12/01/23 - AMBAC
              Insured

       1,255 Ohio Water Development Authority, Revenue Bonds, Fresh        6/14 at 100.00       AAA    1,366,580
              Water Development, Series 2004, 5.250%, 12/01/15

         620 Toledo, Ohio, Sewerage System Mortgage Revenue Bonds,        11/04 at 102.00       AAA      644,400
              Series 1994, 6.350%, 11/15/17 - AMBAC Insured

         390 Toledo, Ohio, Water System Mortgage Revenue Bonds, Series    11/04 at 102.00       AAA      405,640
              1994, 6.450%, 11/15/24 - AMBAC Insured
----------------------------------------------------------------------------------------------------------------
    $534,906 Total Long-Term Investments (cost $525,928,719) - 98.2%                                 547,882,113
----------------------------------------------------------------------------------------------------------------
------------ Other Assets Less Liabilities - 1.8%                                                     10,244,774
             --------------------------------------------------------------------------------------------------
           . Net Assets - 100%                                                                      $558,126,887
             --------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (WI)Security purchased on a when-issued basis.
          (IF)Inverse floating rate security.

                                See accompanying notes to financial statements.

----
46

Portfolio of Investments
NUVEEN WISCONSIN MUNICIPAL BOND FUND
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 5.2%

     $   475 Ashland Housing Authority, Wisconsin, Student Housing         4/08 at 100.00       Aaa $  478,439
              Revenue Bonds, Northland College Project, Series 1998,
              5.100%, 4/01/18

         500 Madison Community Development Authority, Wisconsin, Revenue  11/06 at 102.00       AA-    508,250
              Bonds, Fluno Center Project, Series 1998A, 5.000%, 11/01/20

         370 Puerto Rico Industrial, Tourist, Educational, Medical and     2/09 at 101.00       BBB    361,568
              Environmental Control Facilities Financing Authority,
              Higher Education Revenue Bonds, Ana G. Mendez University
              System Project, Series 1999, 5.375%, 2/01/29

         200 Puerto Rico Industrial, Tourist, Educational, Medical and     9/11 at 100.00       BBB    201,604
              Environmental Control Facilities Financing Authority,
              Higher Education Revenue Bonds, University of the Sacred
              Heart Project, Series 2001, 5.250%, 9/01/21

       1,000 Puerto Rico Industrial, Tourist, Educational, Medical and    12/12 at 101.00       BBB    977,130
              Environmental Control Facilities Financing Authority,
              Higher Education Revenue Bonds, Ana G. Mendez University
              System Project Refunding, Series 2002, 5.500%, 12/01/31
--------------------------------------------------------------------------------------------------------------
             Healthcare - 2.1%

         500 Puerto Rico Industrial, Tourist, Educational, Medical and     1/05 at 102.00       AAA    520,265
              Environmental Control Facilities Financing Authority,
              Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series
              1995A, 6.250%, 7/01/24 - MBIA Insured

         450 Puerto Rico Industrial, Tourist, Educational, Medical and     8/05 at 101.50       AAA    476,055
              Environmental Control Facilities Financing Authority,
              Insured Mortgage Hospital Revenue Bonds, Doctor Pila
              Hospital, Series 1995A, 5.875%, 8/01/12
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 9.4%

             Dane County Housing Authority, Wisconsin, Multifamily
             Housing Revenue Bonds, Forest Harbor Apartments Project,
             Series 1994:
          25  5.900%, 7/01/12 (Pre-refunded to 7/01/04)                    7/04 at 100.00       N/R     24,354
          50  5.950%, 7/01/13 (Pre-refunded to 7/01/04)                    7/04 at 100.00       N/R     48,289
          50  6.000%, 7/01/14 (Pre-refunded to 7/01/04)                    7/04 at 100.00       N/R     47,980

         675 Kenosha Housing Authority, Wisconsin, GNMA Collateralized     5/08 at 102.00       N/R    696,870
              Multifamily Housing Revenue Bonds, Villa Ciera, Inc.
              Project, Series 2000A, 5.900%, 11/20/30

         570 Lake Delton Community Development Agency, Wisconsin, GNMA     1/12 at 102.00       N/R    572,993
              Collateralized Multifamily Housing Revenue Bonds, Woodland
              Park Project, Series 2001, 5.300%, 2/20/31 (Alternative
              Minimum Tax)

       1,000 Madison Community Development Authority, Wisconsin, GNMA      9/06 at 102.00       AAA  1,007,150
              Multifamily Housing Revenue Refunding Bonds, Greentree
              Glen Apartments, Series 1999A, 5.500%, 9/20/29
              (Alternative Minimum Tax)

         200 Milwaukee Redevelopment Authority, Wisconsin, FHA-Insured     8/07 at 102.00       N/R    206,064
              Multifamily Housing Revenue Bonds, City Hall Square
              Apartments, Series 1993, 6.000%, 8/01/22 (Alternative
              Minimum Tax)

         500 Sheboygan Housing Authority, Wisconsin, GNMA Multifamily      5/06 at 102.00       AAA    501,010
              Revenue Refunding Bonds, Lake Shore Apartments, Series
              1998A, 5.100%, 11/20/26

         300 Walworth County Housing Authority, Wisconsin, FHA-Insured     9/05 at 102.00       N/R    304,365
              Housing Revenue Bonds, Kiwanis Heritage, Inc. Senior
              Apartments, Series 1997, 5.550%, 9/01/22

             Waukesha Housing Authority, Wisconsin, GNMA Collateralized
             Mortgage Loan Multifamily Housing Revenue Refunding Bonds,
             Westgrove Woods Project, Series 1996A:
         350  5.800%, 12/01/18 (Alternative Minimum Tax)                  12/06 at 102.00       AAA    358,005
         750  6.000%, 12/01/31 (Alternative Minimum Tax)                  12/06 at 102.00       AAA    762,998
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 0.6%

         190 Puerto Rico Housing Bank and Finance Agency, Single Family    4/05 at 102.00       AAA    195,415
              Mortgage Revenue Bonds, Affordable Housing Mortgage
              Subsidy Program, Series 1995-I, 6.250%, 4/01/29
              (Alternative Minimum Tax)

          90 Virgin Islands Housing Finance Corporation, Single Family     3/05 at 102.00       AAA     91,990
              Mortgage Revenue Refunding Bonds, GNMA Mortgage-Backed
              Securities Program, Series 1995A, 6.450%, 3/01/16
              (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 2.3%

       1,120 Waukesha County Housing Authority, Wisconsin, Housing         6/04 at 102.00       N/R  1,116,181
              Revenue Bonds, Arboretum Project, Series 1998, 5.250%,
              12/01/21 (Alternative Minimum Tax) (Mandatory put 12/01/12)

----
47

Portfolio of Investments
NUVEEN WISCONSIN MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 0.5%

     $   250 Guam, General Obligation Bonds, Series 1993A, 5.400%,        11/04 at 101.00         B $  241,240
              11/15/18
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 59.3%

       1,500 Ashwaubenon Community Development Authority, Wisconsin,       6/12 at 100.00       Aa2  1,514,985
              Lease Revenue Refunding Bonds, Arena Project, Series 2002,
              5.150%, 6/01/29

       1,500 Cudahy Community Development Authority, Wisconsin,            6/06 at 100.00       N/R  1,605,165
              Redevelopment Lease Revenue Bonds, Series 1995, 6.000%,
              6/01/11

       1,000 De Forest Redevelopment Authority, Wisconsin, Redevelopment   2/08 at 100.00       N/R  1,007,750
              Lease Revenue Bonds, Series 1999B, 5.100%, 2/01/18

         100 Glendale Community Development Authority, Wisconsin,         10/11 at 100.00        A2    102,776
              Community Development Lease Revenue Refunding Bonds, Tax
              Increment District 6, Series 2001, 5.000%, 10/01/19

         350 Green Bay/Brown County Professional Football Stadium          2/11 at 100.00       AAA    359,181
              District, Wisconsin, Sales Tax Revenue Bonds, Lambeau
              Field Renovation Project, Series 2001A, 5.000%, 2/01/19 -
              AMBAC Insured

             Green Bay Redevelopment Authority, Wisconsin, Lease Revenue
             Bonds, Convention Center Project, Series 1999A:
       1,300  5.250%, 6/01/24                                              6/09 at 100.00       Aa2  1,323,790
       1,650  5.100%, 6/01/29                                              6/09 at 100.00       Aa2  1,656,138

         500 Jackson Community Development Authority, Wisconsin, Revenue  12/09 at 100.00       N/R    489,445
              Refunding Bonds, Series 1999, 5.100%, 12/01/17

         960 Madison Community Development Authority, Wisconsin, Lease     3/12 at 100.00       Aa2    900,931
              Revenue Refunding Bonds, Monona Terrace, Series 2002,
              4.375%, 3/01/20

             Milwaukee Redevelopment Authority, Wisconsin, Revenue
              Bonds, Summerfest Project, Series 2001:
         400  4.850%, 8/01/17                                              8/11 at 100.00         A    405,124
       1,000  4.950%, 8/01/20                                              8/11 at 100.00         A  1,011,070

       2,000 Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue   8/12 at 100.00       AAA  2,010,580
              Bonds, Neighborhood Public Schools Initiative, Series
              2002A, 4.875%, 8/01/21 - AMBAC Insured

       2,500 Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue   8/13 at 100.00       AAA  2,559,000
              Bonds, Public Schools, Series 2003A, 5.125%, 8/01/21 -
              AMBAC Insured

       1,000 Onalaska Community Development Authority, Wisconsin,         10/13 at 100.00        A3    973,430
              Community Development Lease Revenue Bonds, Series 2003,
              4.875%, 10/01/27

       2,500 Puerto Rico Public Buildings Authority, Guaranteed              No Opt. Call        A-  2,694,800
              Government Facilities Revenue Bonds, Series 1993L, 5.500%,
              7/01/21

         200 Puerto Rico Public Finance Corporation, Commonwealth            No Opt. Call      BBB+    222,444
              Appropriation Bonds, Series 2002E, 6.000%, 8/01/26

             Sheboygan County Housing Authority, Wisconsin, Housing
             Revenue Refunding Bonds, Rocky Knoll Health Center, Series
             1994:
         150  5.300%, 12/01/17                                            12/04 at 100.00        A1    150,140
         195  5.300%, 12/01/18                                            12/04 at 100.00        A1    195,090
         395  5.300%, 12/01/19                                            12/04 at 100.00        A1    395,004

             Southeast Wisconsin Professional Baseball Park District,
             Sales Tax Revenue Refunding Bonds, Series 1998A:
         850  5.500%, 12/15/18 - MBIA Insured                                No Opt. Call       AAA    943,364
         400  5.500%, 12/15/19 - MBIA Insured                                No Opt. Call       AAA    443,192
       2,195  5.500%, 12/15/20 - MBIA Insured                                No Opt. Call       AAA  2,426,090
         500  5.500%, 12/15/26 - MBIA Insured                                No Opt. Call       AAA    540,300

         375 Sturgeon Bay Waterfront Redevelopment Authority, Wisconsin,  10/08 at 100.00       N/R    380,573
              Lease Revenue Bonds, Series 1998A, 5.200%, 10/01/21

         600 Virgin Islands Public Finance Authority, Revenue Refunding   10/08 at 101.00      BBB-    601,854
              Senior Lien Bonds, Matching Fund Loan Notes, Series 1998A,
              5.625%, 10/01/25

       1,150 Virgin Islands Public Finance Authority, Gross Receipts      10/14 at 100.00       AAA  1,222,094
              Taxes Loan Notes, Series 2003, 5.250%, 10/01/20 - FSA
              Insured

----
48

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

     $   500 Wauwatosa Redevelopment Authority, Milwaukee County,         12/07 at 100.00       AAA $   540,985
              Wisconsin, Lease Revenue Bonds, Series 1997, 5.650%,
              12/01/16 - MBIA Insured

             Wisconsin Center District, Junior Dedicated Tax Revenue
              Refunding Bonds, Series 1999:
       1,000  5.250%, 12/15/23 - FSA Insured                                 No Opt. Call       AAA   1,061,210
         500  5.250%, 12/15/27 - FSA Insured                                 No Opt. Call       AAA     516,960

       2,000 Wisconsin Center District, Senior Dedicated Tax Revenue         No Opt. Call       AAA     509,380
              Refunding Bonds, Series 2003A, 0.000%, 12/15/28 - FSA
              Insured
---------------------------------------------------------------------------------------------------------------
             Transportation - 0.7%

         500 Puerto Rico Ports Authority, Special Facilities Revenue       6/06 at 102.00       CCC     336,815
              Bonds, American Airlines, Inc., Series 1996A, 6.250%,
              6/01/26 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 18.2%

             Ashwaubenon Community Development Authority, Wisconsin,
             Lease Revenue Bonds, Arena Project, Series 1999A:
       2,000  5.700%, 6/01/24 (Pre-refunded to 6/01/09)                    6/09 at 100.00    Aa2***   2,234,400
         700  5.800%, 6/01/29 (Pre-refunded to 6/01/09)                    6/09 at 100.00    Aa2***     785,260

       1,500 Glendale Community Development Authority, Wisconsin,          9/08 at 100.00    N/R***   1,624,785
              Community Development Lease Revenue Bonds, Series 1998A,
              5.400%, 9/01/18 (Pre-refunded to 9/01/08)

         300 Madison Community Development Authority, Wisconsin, Lease     3/05 at 100.00    Aa2***     310,527
              Revenue Bonds, Monona Terrace Community and Convention
              Center, Series 1995, 6.100%, 3/01/10 (Pre-refunded to
              3/01/05)

             Puerto Rico Infrastructure Financing Authority, Special
              Obligation Bonds, Series 2000A:
         250  5.375%, 10/01/16                                            10/10 at 101.00       AAA     270,330
         750  5.500%, 10/01/20                                            10/10 at 101.00       AAA     798,510

         600 Southeast Wisconsin Professional Baseball Park District,      3/07 at 101.00       AAA     658,863
              Sales Tax Revenue Bonds, Series 1996, 5.800%, 12/15/26
              (Pre-refunded to 3/13/07) - MBIA Insured

       1,000 Southeast Wisconsin Professional Baseball Park District,     12/04 at 100.00       AAA   1,025,980
              Sales Tax Revenue Bonds, Series 1999, 6.100%, 12/15/29
              (Pre-refunded to 12/15/04) - MBIA Insured

       1,000 Wisconsin Center District, Junior Dedicated Tax Revenue      12/06 at 101.00       AAA   1,094,740
              Bonds, Series 1996B, 5.700%, 12/15/20 (Pre-refunded to
              12/15/06)
---------------------------------------------------------------------------------------------------------------
     $47,485 Total Long-Term Investments (cost $46,361,793) - 98.3%                                  47,601,270
---------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.7%                                                       809,268
             -------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $48,410,538
             -------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.

                                See accompanying notes to financial statements.

----
49

Statement of Assets and Liabilities
May 31, 2004

                                      Kansas      Kentucky      Michigan      Missouri          Ohio    Wisconsin
-----------------------------------------------------------------------------------------------------------------
Assets
Investments, at market value
 (cost $123,171,995,
 $459,513,772, $229,278,698,
 $242,179,531, $525,928,719
 and $46,361,793,
 respectively)                 $126,938,470  $474,488,866  $241,608,690  $247,806,634  $547,882,113  $47,601,270
Cash                                428,918       570,803     1,330,407     2,625,834            --      134,212
Receivables:
 Interest                         1,868,504     6,137,361     2,983,082     3,935,387     9,836,734      907,502
 Investments sold                 1,080,034     5,236,167     6,089,700     3,264,335     7,290,748           --
 Shares sold                         31,168       462,573        68,347        82,844        90,080       89,790
Other assets                            417        21,752        13,189         2,570        27,668          157
-----------------------------------------------------------------------------------------------------------------
   Total assets                 130,347,511   486,917,522   252,093,415   257,717,604   565,127,343   48,732,931
-----------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                           --            --            --            --        14,288           --
Payables:
 Investments purchased            2,136,628     6,116,865            --     2,998,431     3,554,956           --
 Shares redeemed                     13,015       932,087       297,031       189,609       741,970      107,792
Accrued expenses:
 Management fees                     59,602       216,785       115,706       116,059       252,119       22,642
 12b-1 distribution and
   service fees                      39,606       115,319        62,419        58,949       108,718       13,355
 Other                               36,184       118,368        78,537        58,871       169,964       16,852
Dividends payable                   458,011     1,846,042       942,582       923,570     2,158,441      161,752
-----------------------------------------------------------------------------------------------------------------
   Total liabilities              2,743,046     9,345,466     1,496,275     4,345,489     7,000,456      322,393
-----------------------------------------------------------------------------------------------------------------
Net assets                     $127,604,465  $477,572,056  $250,597,140  $253,372,115  $558,126,887  $48,410,538
-----------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                     $ 91,743,885  $410,109,265  $179,956,053  $221,954,718  $347,732,722  $39,033,072
Shares outstanding                8,997,398    37,691,365    15,723,459    20,588,238    31,123,978    3,842,323
Net asset value per share      $      10.20  $      10.88  $      11.45  $      10.78  $      11.17  $     10.16
Offering price per share (net
 asset value per share
 plus maximum sales charge of
 4.20% of offering price)      $      10.65  $      11.36  $      11.95  $      11.25  $      11.66  $     10.61
-----------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                     $ 11,001,136  $ 20,874,236  $ 10,111,555  $  9,532,089  $ 26,057,011  $ 4,568,295
Shares outstanding                1,087,052     1,917,850       881,895       883,720     2,335,402      448,731
Net asset value and offering
 price per share               $      10.12  $      10.88  $      11.47  $      10.79  $      11.16  $     10.18
-----------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                     $ 23,655,515  $ 45,303,447  $ 36,911,824  $ 21,402,030  $ 44,574,967  $ 4,631,905
Shares outstanding                2,317,425     4,167,763     3,228,453     1,986,269     3,997,328      454,814
Net asset value and offering
 price per share               $      10.21  $      10.87  $      11.43  $      10.77  $      11.15  $     10.18
-----------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                     $  1,203,929  $  1,285,108  $ 23,617,708  $    483,278  $139,762,187  $   177,266
Shares outstanding                  117,539       118,260     2,063,132        44,772    12,521,990       17,376
Net asset value and offering
 price per share               $      10.24  $      10.87  $      11.45  $      10.79  $      11.16  $     10.20
-----------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
-----------------------------------------------------------------------------------------------------------------
Capital paid-in                $126,756,701  $464,935,200  $238,963,946  $249,063,493  $538,064,217  $47,696,827
Undistributed
 (Over-distribution of) net
 investment income                 (157,348)     (371,032)     (206,743)     (134,854)      (99,771)     (21,572)
Accumulated net realized gain
 (loss) from investments         (2,761,363)   (1,967,206)     (490,055)   (1,183,627)   (1,790,953)    (504,194)
Net unrealized appreciation
 of investments                   3,766,475    14,975,094    12,329,992     5,627,103    21,953,394    1,239,477
-----------------------------------------------------------------------------------------------------------------
Net assets                     $127,604,465  $477,572,056  $250,597,140  $253,372,115  $558,126,887  $48,410,538
-----------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
50

Statement of Operations
Year Ended May 31, 2004

                                     Kansas      Kentucky      Michigan      Missouri          Ohio    Wisconsin
----------------------------------------------------------------------------------------------------------------
Investment Income              $ 7,229,570  $ 26,767,465  $ 14,635,090  $ 14,160,178  $ 32,348,299  $ 2,507,262
----------------------------------------------------------------------------------------------------------------
Expenses
Management fees                    754,591     2,642,597     1,449,762     1,435,603     3,119,661      273,705
12b-1 service fees - Class A       197,084       847,446       382,725       459,705       731,905       79,691
12b-1 distribution and
 service fees - Class B            113,261       203,332       103,280       106,430       259,308       47,406
12b-1 distribution and
 service fees - Class C            193,641       360,790       306,311       172,014       355,132       35,631
Shareholders' servicing agent
 fees and expenses                  80,546       254,076       163,204       127,195       359,580       28,354
Custodian's fees and expenses       43,088       119,308        71,574        76,954       145,850       25,614
Trustees' fees and expenses          3,179        10,731         6,237         5,805        12,352          975
Professional fees                   33,168        28,862        18,592        17,475        39,001        8,112
Shareholders' reports -
 printing and mailing expenses      28,883        68,047        50,229        37,383       128,415       10,162
Federal and state
 registration fees                   6,337         5,696        11,240         9,513         8,960        7,971
Other expenses                       6,360        20,513        12,851        11,422        28,353        3,356
----------------------------------------------------------------------------------------------------------------
Total expenses before
 custodian fee credit and
 expense reimbursement           1,460,138     4,561,398     2,576,005     2,459,499     5,188,517      520,977
 Custodian fee credit               (9,247)      (16,700)       (8,889)       (6,874)       (8,534)      (5,994)
----------------------------------------------------------------------------------------------------------------
Net expenses                     1,450,891     4,544,698     2,567,116     2,452,625     5,179,983      514,983
----------------------------------------------------------------------------------------------------------------
Net investment income            5,778,679    22,222,767    12,067,974    11,707,553    27,168,316    1,992,279
----------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain
 (Loss) from Investments
Net realized gain (loss) from
 investments                    (1,665,829)   (1,975,667)     (381,658)      443,606     1,763,995      389,437
Net change in unrealized
 appreciation (depreciation)
 of investments                 (5,728,328)  (16,569,142)  (12,892,193)  (12,919,701)  (33,135,955)  (2,742,604)
----------------------------------------------------------------------------------------------------------------
Net gain (loss) from
 investments                    (7,394,157)  (18,544,809)  (13,273,851)  (12,476,095)  (31,371,960)  (2,353,167)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
 net assets from operations    $(1,615,478) $  3,677,958  $ (1,205,877) $   (768,542) $ (4,203,644) $  (360,888)
----------------------------------------------------------------------------------------------------------------




                                See accompanying notes to financial statements.

----
51

Statement of Changes in Net Assets

                                                   Kansas                     Kentucky
                                         --------------------------  --------------------------
                                            Year Ended    Year Ended    Year Ended    Year Ended
                                               5/31/04       5/31/03       5/31/04       5/31/03
------------------------------------------------------------------------------------------------
Operations
Net investment income                    $  5,778,679  $  5,907,144  $ 22,222,767  $ 22,632,364
Net realized gain (loss) from
 investments                               (1,665,829)      158,850    (1,975,667)    2,114,527
Net change in unrealized appreciation
 (depreciation) of investments             (5,728,328)    6,480,501   (16,569,142)   16,859,562
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                           (1,615,478)   12,546,495     3,677,958    41,606,453
------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                   (4,349,593)   (4,628,215)  (19,890,380)  (20,028,647)
 Class B                                     (440,052)     (452,354)     (841,490)     (762,133)
 Class C                                   (1,002,336)     (841,745)   (2,003,684)   (1,946,364)
 Class R                                      (54,894)      (67,888)      (58,747)      (51,875)
From accumulated net realized gains
 from investment transactions:
 Class A                                           --            --    (1,451,394)     (289,143)
 Class B                                           --            --       (73,792)      (13,099)
 Class C                                           --            --      (163,017)      (32,628)
 Class R                                           --            --        (4,045)         (713)
------------------------------------------------------------------------------------------------
Decrease in net assets from
 distributions to shareholders             (5,846,875)   (5,990,202)  (24,486,549)  (23,124,602)
------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares           14,588,942    23,090,960    41,174,702    50,759,048
Net proceeds from shares issued to
 shareholders due
 to reinvestment of distributions           2,860,449     2,915,310    12,028,415    11,151,301
------------------------------------------------------------------------------------------------
                                           17,449,391    26,006,270    53,203,117    61,910,349
Cost of shares redeemed                   (24,476,334)  (15,507,694)  (54,176,868)  (47,280,723)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from Fund share transactions              (7,026,943)   10,498,576      (973,751)   14,629,626
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets     (14,489,296)   17,054,869   (21,782,342)   33,111,477
Net assets at the beginning of year       142,093,761   125,038,892   499,354,398   466,242,921
------------------------------------------------------------------------------------------------
Net assets at the end of year            $127,604,465  $142,093,761  $477,572,056  $499,354,398
------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of)
 net investment income at the end of
 year                                    $   (157,348) $    (88,597) $   (371,032) $    208,962
------------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
52

                                                  Michigan                    Missouri
                                         --------------------------  --------------------------
                                            Year Ended    Year Ended    Year Ended    Year Ended
                                               5/31/04       5/31/03       5/31/04       5/31/03
------------------------------------------------------------------------------------------------
Operations
Net investment income                    $ 12,067,974  $ 12,881,062  $ 11,707,553  $ 11,659,089
Net realized gain (loss) from
 investments                                 (381,658)    2,802,585       443,606       117,007
Net change in unrealized appreciation
 (depreciation) of investments            (12,892,193)   11,764,886   (12,919,701)   11,511,004
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                           (1,205,877)   27,448,533      (768,542)   23,287,100
------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                   (8,999,938)   (9,642,292)  (10,177,283)  (10,568,434)
 Class B                                     (426,071)     (407,534)     (410,400)     (431,777)
 Class C                                   (1,693,924)   (1,748,339)     (888,249)     (919,808)
 Class R                                   (1,182,789)   (1,207,750)      (23,566)      (25,536)
From accumulated net realized gains
 from investment transactions:
 Class A                                   (2,004,173)     (124,373)           --            --
 Class B                                     (114,034)       (6,398)           --            --
 Class C                                     (422,817)      (26,125)           --            --
 Class R                                     (251,531)      (15,064)           --            --
------------------------------------------------------------------------------------------------
Decrease in net assets from
 distributions to shareholders            (15,095,277)  (13,177,875)  (11,499,498)  (11,945,555)
------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares           19,888,293    23,926,058    24,186,720    37,213,355
Net proceeds from shares issued to
 shareholders due to reinvestment of
 distributions                              5,922,909     4,784,615     5,132,188     5,035,402
------------------------------------------------------------------------------------------------
                                           25,811,202    28,710,673    29,318,908    42,248,757
Cost of shares redeemed                   (43,387,219)  (35,934,398)  (33,456,713)  (21,376,429)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from Fund share transactions             (17,576,017)   (7,223,725)   (4,137,805)   20,872,328
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets     (33,877,171)    7,046,933   (16,405,845)   32,213,873
Net assets at the beginning of year       284,474,311   277,427,378   269,777,960   237,564,087
------------------------------------------------------------------------------------------------
Net assets at the end of year            $250,597,140  $284,474,311  $253,372,115  $269,777,960
------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of)
 net investment income at the end of
 year                                    $   (206,743) $    140,194  $   (134,854) $   (334,393)
------------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
53

                                                    Ohio                     Wisconsin
                                         --------------------------  -------------------------
                                            Year Ended    Year Ended    Year Ended   Year Ended
                                               5/31/04       5/31/03       5/31/04      5/31/03
-----------------------------------------------------------------------------------------------
Operations
Net investment income                    $ 27,168,316  $ 28,122,835  $  1,992,279  $ 2,055,274
Net realized gain (loss) from
 investments                                1,763,995     1,268,680       389,437     (213,617)
Net change in unrealized appreciation
 (depreciation) of investments            (33,135,955)   31,686,941    (2,742,604)   2,623,140
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                           (4,203,644)   61,078,456      (360,888)   4,464,797
-----------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                  (17,203,763)  (17,957,323)   (1,678,781)  (1,758,397)
 Class B                                   (1,085,124)     (993,978)     (174,560)    (197,486)
 Class C                                   (1,982,379)   (2,010,781)     (173,583)    (139,711)
 Class R                                   (7,215,607)   (7,473,631)       (7,838)      (5,832)
From accumulated net realized gains
 from investment transactions:
 Class A                                           --            --            --           --
 Class B                                           --            --            --           --
 Class C                                           --            --            --           --
 Class R                                           --            --            --           --
-----------------------------------------------------------------------------------------------
Decrease in net assets from
 distributions to shareholders            (27,486,873)  (28,435,713)   (2,034,762)  (2,101,426)
-----------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares           37,222,137    44,313,612     6,672,641    7,418,035
Net proceeds from shares issued to
 shareholders due to reinvestment of
 distributions                             13,107,814    13,425,680     1,197,776    1,257,045
-----------------------------------------------------------------------------------------------
                                           50,329,951    57,739,292     7,870,417    8,675,080
Cost of shares redeemed                   (79,991,538)  (65,962,814)  (10,096,228)  (6,808,683)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from Fund share transactions             (29,661,587)   (8,223,522)   (2,225,811)   1,866,397
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets     (61,352,104)   24,419,221    (4,621,461)   4,229,768
Net assets at the beginning of year       619,478,991   595,059,770    53,031,999   48,802,231
-----------------------------------------------------------------------------------------------
Net assets at the end of year            $558,126,887  $619,478,991  $ 48,410,538  $53,031,999
-----------------------------------------------------------------------------------------------
Undistributed (Over-distribution of)
 net investment income at the
 end of year                             $    (99,771) $    191,800  $    (21,572) $    20,591
-----------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
54

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust IV (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Kansas Municipal Bond Fund ("Kansas"), Nuveen Kentucky Municipal Bond Fund ("Kentucky"), Nuveen Michigan Municipal Bond Fund ("Michigan"), Nuveen Missouri Municipal Bond Fund ("Missouri"), Nuveen Ohio Municipal Bond Fund ("Ohio") and Nuveen Wisconsin Municipal Bond Fund ("Wisconsin") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2004, Kentucky, Missouri and Ohio had outstanding when-issued or delayed delivery purchase commitments of $6,116,865, $2,998,431 and $3,554,956, respectively. There were no such outstanding purchase commitments in Kansas, Michigan, or Wisconsin.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Professional Fees
Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of the Fund's shareholders.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2004, have been designated Exempt Interest Dividends.


----
55

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended May 31, 2004, Kentucky, Michigan and Ohio invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are marked to market daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. Kansas, Missouri and Wisconsin did not invest in any such securities during the fiscal year ended May 31, 2004.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


----
56

2. Fund Shares

Transactions in Fund shares were as follows:

                                                               Kansas
                                         --------------------------------------------------
                                                Year Ended                Year Ended
                                                  5/31/04                   5/31/03
                                         ------------------------  ------------------------
                                              Shares        Amount      Shares        Amount
--------------------------------------------------------------------------------------------
Shares sold:
 Class A                                    793,968  $  8,303,025   1,063,903  $ 11,127,933
 Class B                                     59,064       615,299     261,424     2,722,034
 Class C                                    526,585     5,524,723     862,578     9,029,763
 Class R                                     13,736       145,895      20,017       211,230
Shares issued to shareholders due to
 reinvestment of distributions:
 Class A                                    200,112     2,092,048     213,938     2,232,298
 Class B                                     19,035       197,536      20,670       214,205
 Class C                                     53,905       564,187      44,657       466,919
 Class R                                        636         6,678         180         1,888
--------------------------------------------------------------------------------------------
                                          1,667,041    17,449,391   2,487,367    26,006,270
--------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                 (1,557,318)  (16,264,216) (1,122,005)  (11,705,711)
 Class B                                   (188,261)   (1,938,824)    (87,869)     (908,480)
 Class C                                   (586,380)   (6,086,120)   (233,992)   (2,447,500)
 Class R                                    (17,937)     (187,174)    (42,271)     (446,003)
--------------------------------------------------------------------------------------------
                                         (2,349,896)  (24,476,334) (1,486,137)  (15,507,694)
--------------------------------------------------------------------------------------------
Net increase (decrease)                    (682,855) $ (7,026,943)  1,001,230  $ 10,498,576
--------------------------------------------------------------------------------------------

                                                              Kentucky
                                         --------------------------------------------------
                                                Year Ended                Year Ended
                                                  5/31/04                   5/31/03
                                         ------------------------  ------------------------
                                              Shares        Amount      Shares        Amount
--------------------------------------------------------------------------------------------
Shares sold:
 Class A                                  2,858,255  $ 31,892,416   2,987,211  $ 33,128,568
 Class B                                    249,021     2,763,418     429,304     4,755,279
 Class C                                    572,512     6,394,052   1,153,800    12,772,504
 Class R                                     11,133       124,816       9,266       102,697
Shares issued to shareholders due to
 reinvestment of distributions:
 Class A                                    932,474    10,375,268     881,467     9,748,497
 Class B                                     45,210       503,135      36,069       399,076
 Class C                                     98,888     1,099,196      86,797       959,216
 Class R                                      4,573        50,816       4,032        44,512
--------------------------------------------------------------------------------------------
                                          4,772,066    53,203,117   5,587,946    61,910,349
--------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                 (3,709,929)  (41,162,021) (3,595,606)  (39,730,221)
 Class B                                   (244,740)   (2,709,713)   (135,981)   (1,503,715)
 Class C                                   (930,718)  (10,295,377)   (547,753)   (6,046,787)
 Class R                                       (899)       (9,757)         --            --
--------------------------------------------------------------------------------------------
                                         (4,886,286)  (54,176,868) (4,279,340)  (47,280,723)
--------------------------------------------------------------------------------------------
Net increase (decrease)                    (114,220) $   (973,751)  1,308,606  $ 14,629,626
--------------------------------------------------------------------------------------------


----
57

                                                                       Michigan
                                                  --------------------------------------------------
                                                         Year Ended                Year Ended
                                                           5/31/04                   5/31/03
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                          1,173,770  $ 13,773,949   1,147,174  $ 13,590,360
  Class B                                            103,810     1,221,861     191,037     2,263,633
  Class C                                            344,503     4,053,427     613,129     7,268,172
  Class R                                             71,099       839,056      68,242       803,893
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                            341,045     4,005,239     275,851     3,261,898
  Class B                                             17,765       208,791      11,689       138,439
  Class C                                             60,648       711,144      47,722       563,598
  Class R                                             84,936       997,735      69,386       820,680
-----------------------------------------------------------------------------------------------------
                                                   2,197,576    25,811,202   2,424,230    28,710,673
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (2,625,909)  (30,776,396) (2,403,385)  (28,411,154)
  Class B                                           (157,814)   (1,844,648)    (81,059)     (960,241)
  Class C                                           (774,769)   (9,064,066)   (421,866)   (4,999,002)
  Class R                                           (144,833)   (1,702,109)   (131,775)   (1,564,001)
-----------------------------------------------------------------------------------------------------
                                                  (3,703,325)  (43,387,219) (3,038,085)  (35,934,398)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                           (1,505,749) $(17,576,017)   (613,855) $ (7,223,725)
-----------------------------------------------------------------------------------------------------

                                                                       Missouri
                                                  --------------------------------------------------
                                                         Year Ended                Year Ended
                                                           5/31/04                   5/31/03
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                          1,896,429  $ 20,766,655   2,629,463  $ 28,861,715
  Class B                                            106,461     1,175,381     306,097     3,367,562
  Class C                                            204,008     2,244,513     453,975     4,984,078
  Class R                                                 15           171          --            --
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                            418,334     4,614,441     413,086     4,534,618
  Class B                                             18,993       209,608      17,952       197,082
  Class C                                             27,661       305,073      27,386       300,388
  Class R                                                278         3,066         302         3,314
-----------------------------------------------------------------------------------------------------
                                                   2,672,179    29,318,908   3,848,261    42,248,757
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (2,434,553)  (26,768,972) (1,563,588)  (17,165,813)
  Class B                                           (295,500)   (3,248,762)   (111,014)   (1,216,887)
  Class C                                           (311,727)   (3,408,979)   (272,997)   (2,993,729)
  Class R                                             (2,688)      (30,000)         --            --
-----------------------------------------------------------------------------------------------------
                                                  (3,044,468)  (33,456,713) (1,947,599)  (21,376,429)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                             (372,289) $ (4,137,805)  1,900,662  $ 20,872,328
-----------------------------------------------------------------------------------------------------


----
58

                                                                         Ohio
                                                  --------------------------------------------------
                                                         Year Ended                Year Ended
                                                           5/31/04                   5/31/03
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                          2,304,454  $ 26,549,245   2,388,290  $ 27,234,695
  Class B                                            267,211     3,083,903     520,124     5,932,156
  Class C                                            489,022     5,609,952     619,754     7,076,225
  Class R                                            171,767     1,979,037     358,046     4,070,536
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                            599,545     6,881,391     625,025     7,115,671
  Class B                                             34,215       392,111      30,778       350,186
  Class C                                             66,384       760,754      69,847       794,388
  Class R                                            442,465     5,073,558     454,082     5,165,435
-----------------------------------------------------------------------------------------------------
                                                   4,375,063    50,329,951   5,065,946    57,739,292
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (4,517,200)  (51,533,122) (4,260,086)  (48,660,023)
  Class B                                           (352,580)   (4,031,327)   (176,004)   (1,989,404)
  Class C                                           (894,505)  (10,208,729)   (388,410)   (4,420,801)
  Class R                                         (1,243,807)  (14,218,360)   (955,771)  (10,892,586)
-----------------------------------------------------------------------------------------------------
                                                  (7,008,092)  (79,991,538) (5,780,271)  (65,962,814)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                           (2,633,029) $(29,661,587)   (714,325) $ (8,223,522)
-----------------------------------------------------------------------------------------------------

                                                                       Wisconsin
                                                  --------------------------------------------------
                                                         Year Ended                Year Ended
                                                           5/31/04                   5/31/03
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            464,905  $  4,873,006     478,781  $  4,961,350
  Class B                                             38,553       404,420      73,841       769,287
  Class C                                            132,785     1,393,067     156,529     1,621,327
  Class R                                                197         2,148       6,385        66,071
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             94,737       985,477     101,556     1,048,681
  Class B                                              9,370        97,772      11,032       114,246
  Class C                                             10,299       107,357       8,551        88,556
  Class R                                                687         7,170         536         5,562
-----------------------------------------------------------------------------------------------------
                                                     751,533     7,870,417     837,211     8,675,080
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (704,255)   (7,287,114)   (559,306)   (5,764,985)
  Class B                                           (158,637)   (1,626,947)    (39,206)     (401,473)
  Class C                                           (114,245)   (1,182,167)    (62,106)     (642,225)
  Class R                                                 --            --          --            --
-----------------------------------------------------------------------------------------------------
                                                    (977,137)  (10,096,228)   (660,618)   (6,808,683)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                             (225,604) $ (2,225,811)    176,593  $  1,866,397
-----------------------------------------------------------------------------------------------------


----
59

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities for the fiscal year ended May 31, 2004, were as follows:

                 Kansas    Kentucky    Michigan    Missouri         Ohio   Wisconsin
------------------------------------------------------------------------------------
Purchases   $15,241,426 $76,336,863 $24,644,264 $32,906,462 $ 68,329,638 $10,348,616
Sales and
 maturities  19,885,363  75,776,258  50,984,105  39,912,074  103,072,908  11,121,192
------------------------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At May 31, 2004, the cost of investments were as follows:

                          Kansas     Kentucky     Michigan     Missouri         Ohio   Wisconsin
------------------------------------------------------------------------------------------------
Cost of investments $123,156,590 $459,343,030 $229,348,955 $242,137,366 $525,495,659 $46,345,125
------------------------------------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2004, were as follows:

                                                 Kansas     Kentucky     Michigan     Missouri         Ohio   Wisconsin
-----------------------------------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                             $ 5,040,963  $19,164,047  $14,386,649  $ 8,413,622  $26,964,693  $1,703,812
  Depreciation                              (1,259,083)  (4,018,211)  (2,126,914)  (2,744,354)  (4,578,239)   (447,667)
-----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments $ 3,781,880  $15,145,836  $12,259,735  $ 5,669,268  $22,386,454  $1,256,145
-----------------------------------------------------------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at May 31, 2004, were as follows:

                                            Kansas   Kentucky Michigan Missouri       Ohio Wisconsin
----------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income       $285,259 $1,271,426 $587,061 $746,553 $1,625,609  $123,512
Undistributed net ordinary income*              --         --   16,192       --         --        --
Undistributed net long-term capital gains       --         --       --       --         --        --
----------------------------------------------------------------------------------------------------

*Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended May 31, 2004 and May 31, 2003, was designated for purposes of the dividends paid deduction as follows:

2004                                               Kansas    Kentucky    Michigan    Missouri        Ohio  Wisconsin
--------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income       $5,889,048 $22,797,140 $12,369,021 $11,548,175 $27,679,862 $2,048,961
Distributions from net ordinary income*                --      66,682      78,164          --       9,397      1,079
Distributions from net long-term capital gains         --   1,687,946   2,769,039          --          --         --
--------------------------------------------------------------------------------------------------------------------

2003                                               Kansas    Kentucky    Michigan    Missouri        Ohio  Wisconsin
--------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income       $5,966,173 $22,742,904 $13,042,876 $11,944,635 $28,473,859 $2,099,102
Distributions from net ordinary income*                --          --      16,718          --          --         --
Distributions from net long-term capital gains         --     335,583     155,242          --          --         --
--------------------------------------------------------------------------------------------------------------------

*Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2004, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

               Kansas   Kentucky Michigan   Missouri       Ohio Wisconsin
      -------------------------------------------------------------------
      2008 $  671,721 $       -- $     -- $  287,168 $       --  $     --
      2009    424,368         --       --    691,893         --   504,194
      2010         --         --       --    204,566  1,790,953        --
      2011         --         --       --         --         --        --
      2012  1,614,137  1,829,281  225,407         --         --        --
      -------------------------------------------------------------------
           $2,710,226 $1,829,281 $225,407 $1,183,627 $1,790,953  $504,194
      -------------------------------------------------------------------


----
60

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2003 through May 31, 2004 ("post-October losses") in accordance with Federal income tax regulations. The following post-October losses are treated as having arisen in the following fiscal year:

                             Kansas Kentucky Michigan
                          ---------------------------
                            $51,137 $105,059  $61,811
                          ---------------------------

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

                 Average Daily Net Assets       Management Fee
                 ----------------------------------------------
                 For the first $125 million              .5500%
                 For the next $125 million               .5375
                 For the next $250 million               .5250
                 For the next $500 million               .5125
                 For the next $1 billion                 .5000
                 For the next $3 billion                 .4750
                 For net assets over $5 billion          .4500
                 ----------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

As approved by the Board of Trustees, a complex-wide fee schedule for all Funds managed by the Adviser and its affiliates will go into effect on August 1, 2004. The implementation of this complex-wide fee schedule is expected to result in a marginal immediate decrease in the rates at which management fees are to be paid by the Funds. As assets in the Nuveen Fund complex grow, the management fee rates to be paid by the Funds will decrease further. Under no circumstances will the complex-wide fee schedule result in an increase in the rate at which management fees would be paid by the Funds if the complex-wide fee schedule were not implemented.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Ohio in order to limit total expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding .75% of the average daily net assets. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the fiscal year ended May 31, 2004, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen Investments, Inc., collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                         Kansas Kentucky Michigan Missouri     Ohio Wisconsin
---------------------------------------------------------------------------------------------
Sales charges collected (unaudited)    $197,237 $864,139 $211,365 $358,806 $432,159  $125,889
Paid to authorized dealers (unaudited)  169,033  752,296  186,486  317,125  381,424   109,860
---------------------------------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2004, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                 Kansas Kentucky Michigan Missouri     Ohio Wisconsin
-------------------------------------------------------------------------------------
Commission advances (unaudited) $91,453 $224,706 $110,151 $138,797 $187,477   $38,534
-------------------------------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2004, the Distributor retained such 12b-1 fees as follows:


----
61

                                  Kansas Kentucky Michigan Missouri     Ohio Wisconsin
--------------------------------------------------------------------------------------
12b-1 fees retained (unaudited) $145,146 $224,714 $131,821 $112,780 $260,926   $50,664
--------------------------------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2004, as follows:

                            Kansas Kentucky Michigan Missouri    Ohio Wisconsin
 ------------------------------------------------------------------------------
 CDSC retained (unaudited) $47,908  $71,874  $35,890  $73,483 $74,534   $38,502
 ------------------------------------------------------------------------------

6. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 1, 2004, to shareholders of record on June 9, 2004, as follows:

                    Kansas Kentucky Michigan Missouri   Ohio Wisconsin
         -------------------------------------------------------------
         Dividend
          per
          share:
          Class A   $.0375   $.0425   $.0435   $.0400 $.0430    $.0345
          Class B    .0310    .0355    .0360    .0330  .0360     .0285
          Class C    .0330    .0375    .0380    .0350  .0380     .0300
          Class R    .0395    .0440    .0455    .0420  .0450     .0365
         -------------------------------------------------------------


----
62

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations       Less Distributions
                     ---------------------------  ----------------------                     --------


KANSAS


                                      Net
                                Realized/
                               Unrealized
           Beginning       Net    Invest-             Net                 Ending               Ending
                 Net   Invest-       ment         Invest-                    Net                  Net
Year Ended     Asset      ment       Gain            ment  Capital         Asset     Total     Assets
May 31,        Value Income(a)     (Loss)   Total  Income    Gains  Total  Value Return(b)      (000)
------------------------------------------------------------------------------------------------------
Class A (1/92)
  2004        $10.77      $.46      $(.57) $(.11)   $(.46)     $-- $(.46) $10.20     (1.02)% $ 91,744
  2003         10.25       .48        .52   1.00     (.48)      --  (.48)  10.77     10.03    102,938
  2002         10.16       .50        .10    .60     (.51)      --  (.51)  10.25      6.06     96,411
  2001          9.54       .51        .62   1.13     (.51)      --  (.51)  10.16     12.02     91,062
  2000         10.49       .50       (.96)  (.46)    (.49)      --  (.49)   9.54     (4.38)    86,460
Class B (2/97)
  2004         10.69       .38       (.57)  (.19)    (.38)      --  (.38)  10.12     (1.77)    11,001
  2003         10.18       .40        .52    .92     (.41)      --  (.41)  10.69      9.18     12,797
  2002         10.09       .42        .11    .53     (.44)      --  (.44)  10.18      5.30     10,210
  2001          9.48       .44        .61   1.05     (.44)      --  (.44)  10.09     11.17      6,851
  2000         10.43       .42       (.95)  (.53)    (.42)      --  (.42)   9.48     (5.14)     5,361
Class C (2/97)
  2004         10.78       .40       (.56)  (.16)    (.41)      --  (.41)  10.21     (1.53)    23,656
  2003         10.27       .42        .52    .94     (.43)      --  (.43)  10.78      9.35     25,049
  2002         10.17       .44        .12    .56     (.46)      --  (.46)  10.27      5.60     16,943
  2001          9.56       .46        .61   1.07     (.46)      --  (.46)  10.17     11.29      6,359
  2000         10.51       .45       (.96)  (.51)    (.44)      --  (.44)   9.56     (4.89)     5,633
Class R (2/97)
  2004         10.82       .48       (.58)  (.10)    (.48)      --  (.48)  10.24      (.89)     1,204
  2003         10.30       .50        .53   1.03     (.51)      --  (.51)  10.82     10.23      1,310
  2002         10.20       .53        .11    .64     (.54)      --  (.54)  10.30      6.38      1,475
  2001          9.59       .54        .60   1.14     (.53)      --  (.53)  10.20     12.12      1,967
  2000         10.55       .52       (.96)  (.44)    (.52)      --  (.52)   9.59     (4.22)     1,360
------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
             Before Credit/         After          After Credit/
             Reimbursement     Reimbursement(c)   Reimbursement(d)
KANSAS     -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
May 31,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (1/92)
  2004          .90%    4.36%      .90%    4.36%      .89%    4.37%        11%
  2003          .88     4.57       .88     4.57       .87     4.58         12
  2002          .90     4.90       .90     4.90       .89     4.91         17
  2001          .90     5.13       .90     5.13       .89     5.14         18
  2000         1.01     5.04      1.01     5.05      1.00     5.06         54
Class B (2/97)
  2004         1.64     3.61      1.64     3.61      1.64     3.62         11
  2003         1.63     3.81      1.63     3.81      1.62     3.82         12
  2002         1.65     4.13      1.65     4.13      1.64     4.15         17
  2001         1.65     4.38      1.65     4.38      1.64     4.39         18
  2000         1.77     4.31      1.77     4.31      1.76     4.32         54
Class C (2/97)
  2004         1.45     3.81      1.45     3.81      1.44     3.82         11
  2003         1.43     4.01      1.43     4.01      1.42     4.02         12
  2002         1.44     4.31      1.44     4.31      1.43     4.32         17
  2001         1.45     4.58      1.45     4.58      1.44     4.59         18
  2000         1.57     4.51      1.56     4.51      1.56     4.52         54
Class R (2/97)
  2004          .70     4.56       .70     4.56       .69     4.57         11
  2003          .68     4.77       .68     4.77       .67     4.78         12
  2002          .70     5.12       .70     5.12       .69     5.13         17
  2001          .69     5.33       .69     5.33       .68     5.34         18
  2000          .85     5.32       .85     5.32       .84     5.33         54
------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.



                                See accompanying notes to financial statements.

----
63

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations        Less Distributions
                     ---------------------------  -----------------------                    --------


KENTUCKY


                                      Net
                                Realized/
                               Unrealized
           Beginning       Net    Invest-             Net                  Ending              Ending
                 Net   Invest-       ment         Invest-                     Net                 Net
Year Ended     Asset      ment       Gain            ment  Capital          Asset     Total    Assets
May 31,        Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)     (000)
------------------------------------------------------------------------------------------------------
Class A (5/87)
  2004        $11.35      $.51      $(.42) $ .09    $(.52)   $(.04) $(.56) $10.88       .90% $410,109
  2003         10.92       .53        .44    .97     (.53)    (.01)  (.54)  11.35      9.03   426,782
  2002         10.80       .54        .12    .66     (.54)      --   (.54)  10.92      6.22   407,706
  2001         10.30       .55        .50   1.05     (.55)      --   (.55)  10.80     10.40   403,793
  2000         11.22       .55       (.92)  (.37)    (.55)      --   (.55)  10.30     (3.27)  394,048
Class B (2/97)
  2004         11.35       .43       (.42)   .01     (.44)    (.04)  (.48)  10.88       .14    20,874
  2003         10.92       .45        .44    .89     (.45)    (.01)  (.46)  11.35      8.21    21,206
  2002         10.80       .46        .12    .58     (.46)      --   (.46)  10.92      5.42    16,808
  2001         10.30       .47        .51    .98     (.48)      --   (.48)  10.80      9.60    12,977
  2000         11.22       .47       (.92)  (.45)    (.47)      --   (.47)  10.30     (3.99)   10,148
Class C (10/93)
  2004         11.34       .45       (.42)   .03     (.46)    (.04)  (.50)  10.87       .35    45,303
  2003         10.91       .47        .44    .91     (.47)    (.01)  (.48)  11.34      8.45    50,194
  2002         10.79       .48        .12    .60     (.48)      --   (.48)  10.91      5.64    40,746
  2001         10.29       .49        .50    .99     (.49)      --   (.49)  10.79      9.80    35,770
  2000         11.21       .50       (.93)  (.43)    (.49)      --   (.49)  10.29     (3.82)   31,078
Class R (2/97)
  2004         11.33       .53       (.41)   .12     (.54)    (.04)  (.58)  10.87      1.15     1,285
  2003         10.90       .55        .44    .99     (.55)    (.01)  (.56)  11.33      9.23     1,172
  2002         10.78       .57        .11    .68     (.56)      --   (.56)  10.90      6.40       983
  2001         10.27       .57        .51   1.08     (.57)      --   (.57)  10.78     10.72       889
  2000         11.20       .57       (.93)  (.36)    (.57)      --   (.57)  10.27     (3.18)      842
------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
                       Before Credit/         After          After Credit/
                       Reimbursement     Reimbursement(c)   Reimbursement(d)
KENTUCKY             -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
May 31,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (5/87)
  2004          .84%    4.58%      .84%    4.58%      .83%    4.58%        16%
  2003          .84     4.79       .84     4.79       .83     4.79         14
  2002          .85     4.99       .85     4.99       .84     5.00         14
  2001          .87     5.11       .87     5.11       .85     5.13         14
  2000          .96     5.23       .96     5.23       .96     5.23          7
Class B (2/97)
  2004         1.59     3.83      1.59     3.83      1.58     3.83         16
  2003         1.59     4.04      1.59     4.04      1.58     4.04         14
  2002         1.59     4.24      1.59     4.24      1.58     4.25         14
  2001         1.62     4.36      1.62     4.36      1.60     4.38         14
  2000         1.72     4.48      1.72     4.48      1.72     4.48          7
Class C (10/93)
  2004         1.39     4.03      1.39     4.03      1.38     4.03         16
  2003         1.39     4.24      1.39     4.24      1.38     4.24         14
  2002         1.40     4.44      1.40     4.44      1.39     4.45         14
  2001         1.42     4.56      1.42     4.56      1.40     4.58         14
  2000         1.51     4.68      1.51     4.68      1.51     4.68          7
Class R (2/97)
  2004          .64     4.78       .64     4.78       .63     4.78         16
  2003          .64     4.99       .64     4.99       .63     4.99         14
  2002          .65     5.19       .65     5.19       .64     5.20         14
  2001          .67     5.31       .67     5.31       .65     5.33         14
  2000          .77     5.43       .77     5.43       .77     5.43          7
------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.


                                See accompanying notes to financial statements.

----
64

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                         Investment Operations        Less Distributions
                     ----------------------------  -----------------------                     --------


MICHIGAN


                                      Net
                                Realized/
                               Unrealized
           Beginning       Net    Invest-              Net                  Ending               Ending
                 Net   Invest-       ment          Invest-                     Net                  Net
Year Ended     Asset      ment       Gain             ment  Capital          Asset     Total     Assets
May 31,        Value Income(a)     (Loss)    Total  Income    Gains   Total  Value Return(b)      (000)
--------------------------------------------------------------------------------------------------------
Class A (6/85)
  2004        $12.16      $.54     $ (.58) $ (.04)   $(.55)   $(.12) $(.67) $11.45      (.27)% $179,956
  2003         11.55       .55        .63    1.18     (.56)    (.01)  (.57)  12.16     10.40    204,652
  2002         11.39       .56        .20     .76     (.57)    (.03)  (.60)  11.55      6.70    205,808
  2001         10.75       .58        .63    1.21     (.57)      --   (.57)  11.39     11.45    211,992
  2000         11.83       .58      (1.03)   (.45)    (.58)    (.05)  (.63)  10.75     (3.80)   208,290
Class B (2/97)
  2004         12.18       .45       (.58)   (.13)    (.46)    (.12)  (.58)  11.47     (1.03)    10,112
  2003         11.57       .46        .63    1.09     (.47)    (.01)  (.48)  12.18      9.56     11,179
  2002         11.41       .48        .19     .67     (.48)    (.03)  (.51)  11.57      5.88      9,214
  2001         10.77       .50        .63    1.13     (.49)      --   (.49)  11.41     10.61      8,642
  2000         11.85       .50      (1.03)   (.53)    (.50)    (.05)  (.55)  10.77     (4.52)     7,741
Class C (6/93)
  2004         12.14       .48       (.58)   (.10)    (.49)    (.12)  (.61)  11.43      (.83)    36,912
  2003         11.54       .49        .61    1.10     (.49)    (.01)  (.50)  12.14      9.71     43,693
  2002         11.38       .50        .19     .69     (.50)    (.03)  (.53)  11.54      6.11     38,763
  2001         10.74       .52        .63    1.15     (.51)      --   (.51)  11.38     10.84     36,123
  2000         11.82       .52      (1.03)   (.51)    (.52)    (.05)  (.57)  10.74     (4.35)    35,678
Class R (2/97)
  2004         12.16       .57       (.58)   (.01)    (.58)    (.12)  (.70)  11.45      (.07)    23,618
  2003         11.56       .58        .61    1.19     (.58)    (.01)  (.59)  12.16     10.53     24,951
  2002         11.39       .59        .20     .79     (.59)    (.03)  (.62)  11.56      6.99     23,643
  2001         10.75       .60        .63    1.23     (.59)      --   (.59)  11.39     11.63     22,799
  2000         11.83       .60      (1.03)   (.43)    (.60)    (.05)  (.65)  10.75     (3.62)    22,035
--------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
             Before Credit/         After          After Credit/
             Reimbursement     Reimbursement(c)   Reimbursement(d)
MICHIGAN   -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
May 31,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (6/85)
  2004          .87%    4.61%      .87%    4.61%      .86%    4.61%         9%
  2003          .86     4.67       .86     4.67       .86     4.67         10
  2002          .87     4.86       .87     4.86       .87     4.86         19
  2001          .87     5.15       .87     5.15       .86     5.16         11
  2000          .97     5.22       .97     5.22       .96     5.22         28
Class B (2/97)
  2004         1.62     3.86      1.62     3.86      1.61     3.86          9
  2003         1.61     3.91      1.61     3.91      1.61     3.92         10
  2002         1.62     4.11      1.62     4.11      1.62     4.11         19
  2001         1.62     4.40      1.62     4.40      1.61     4.41         11
  2000         1.73     4.48      1.73     4.48      1.72     4.49         28
Class C (6/93)
  2004         1.42     4.06      1.42     4.06      1.41     4.06          9
  2003         1.41     4.12      1.41     4.12      1.41     4.12         10
  2002         1.42     4.31      1.42     4.31      1.42     4.31         19
  2001         1.42     4.60      1.42     4.60      1.41     4.61         11
  2000         1.51     4.66      1.51     4.66      1.50     4.67         28
Class R (2/97)
  2004          .67     4.81       .67     4.81       .66     4.81          9
  2003          .66     4.87       .66     4.87       .66     4.87         10
  2002          .67     5.06       .67     5.06       .67     5.06         19
  2001          .67     5.35       .67     5.35       .66     5.36         11
  2000          .77     5.42       .77     5.42       .76     5.43         28
------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.


                                See accompanying notes to financial statements.

----
65

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations        Less Distributions
                     ---------------------------  -----------------------                     --------


MISSOURI


                                      Net
                                Realized/
                               Unrealized
           Beginning       Net    Invest-             Net                  Ending               Ending
                 Net   Invest-       ment         Invest-                     Net                  Net
Year Ended     Asset      ment       Gain            ment  Capital          Asset     Total     Assets
May 31,        Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)      (000)
-------------------------------------------------------------------------------------------------------
Class A (8/87)
  2004        $11.30      $.50      $(.53) $(.03)   $(.49)   $  --  $(.49) $10.78      (.28)% $221,955
  2003         10.81       .51        .51   1.02     (.53)      --   (.53)  11.30      9.63    233,996
  2002         10.71       .54        .11    .65     (.55)      --   (.55)  10.81      6.20    207,890
  2001         10.18       .56        .53   1.09     (.56)      --   (.56)  10.71     10.93    202,698
  2000         11.12       .55       (.93)  (.38)    (.55)    (.01)  (.56)  10.18     (3.47)   194,271
Class B (2/97)
  2004         11.30       .41       (.52)  (.11)    (.40)      --   (.40)  10.79      (.95)     9,532
  2003         10.81       .43        .50    .93     (.44)      --   (.44)  11.30      8.80     11,912
  2002         10.71       .46        .11    .57     (.47)      --   (.47)  10.81      5.38      9,091
  2001         10.18       .48        .53   1.01     (.48)      --   (.48)  10.71     10.10      6,991
  2000         11.11       .47       (.93)  (.46)    (.46)    (.01)  (.47)  10.18     (4.13)     5,165
Class C (2/94)
  2004         11.29       .44       (.53)  (.09)    (.43)      --   (.43)  10.77      (.84)    21,402
  2003         10.81       .45        .49    .94     (.46)      --   (.46)  11.29      8.93     23,336
  2002         10.70       .48        .12    .60     (.49)      --   (.49)  10.81      5.72     20,076
  2001         10.17       .50        .53   1.03     (.50)      --   (.50)  10.70     10.31     12,589
  2000         11.11       .49       (.93)  (.44)    (.49)    (.01)  (.50)  10.17     (4.03)    10,229
Class R (2/97)
  2004         11.31       .52       (.53)  (.01)    (.51)      --   (.51)  10.79      (.10)       483
  2003         10.82       .53        .50   1.03     (.54)      --   (.54)  11.31      9.80        534
  2002         10.71       .57        .11    .68     (.57)      --   (.57)  10.82      6.47        507
  2001         10.18       .58        .53   1.11     (.58)      --   (.58)  10.71     11.11        470
  2000         11.12       .57       (.93)  (.36)    (.57)    (.01)  (.58)  10.18     (3.29)       442
-------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
                       Before Credit/         After          After Credit/
                       Reimbursement     Reimbursement(c)   Reimbursement(d)
MISSOURI             -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
May 31,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (8/87)
  2004          .85%    4.50%      .85%    4.50%      .85%    4.51%        13%
  2003          .86     4.65       .86     4.65       .85     4.66         14
  2002          .87     5.02       .87     5.02       .86     5.03         13
  2001          .87     5.31       .87     5.31       .87     5.31         13
  2000          .96     5.25       .96     5.25       .95     5.26         21
Class B (2/97)
  2004         1.60     3.75      1.60     3.75      1.60     3.75         13
  2003         1.61     3.90      1.61     3.90      1.60     3.91         14
  2002         1.62     4.27      1.62     4.27      1.61     4.27         13
  2001         1.62     4.55      1.62     4.55      1.61     4.56         13
  2000         1.71     4.51      1.71     4.51      1.70     4.52         21
Class C (2/94)
  2004         1.40     3.95      1.40     3.95      1.40     3.95         13
  2003         1.41     4.10      1.41     4.10      1.40     4.11         14
  2002         1.41     4.46      1.41     4.46      1.41     4.47         13
  2001         1.42     4.76      1.42     4.76      1.42     4.76         13
  2000         1.50     4.69      1.50     4.69      1.49     4.70         21
Class R (2/97)
  2004          .65     4.70       .65     4.70       .65     4.71         13
  2003          .66     4.86       .66     4.86       .65     4.86         14
  2002          .67     5.22       .67     5.22       .66     5.23         13
  2001          .67     5.51       .67     5.51       .67     5.51         13
  2000          .77     5.47       .77     5.47       .76     5.48         21
------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.



                                See accompanying notes to financial statements.

----
66

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations        Less Distributions
                     ---------------------------  -----------------------                     --------


OHIO


                                      Net
                                Realized/
                               Unrealized
           Beginning       Net    Invest-             Net                  Ending               Ending
                 Net   Invest-       ment         Invest-                     Net                  Net
Year Ended     Asset      ment       Gain            ment  Capital          Asset     Total     Assets
May 31,        Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)      (000)
-------------------------------------------------------------------------------------------------------
Class A (6/85)
  2004        $11.78      $.53      $(.60) $(.07)   $(.54)   $  --  $(.54) $11.17      (.62)% $347,733
  2003         11.16       .54        .62   1.16     (.54)      --   (.54)  11.78     10.65    385,619
  2002         11.10       .55        .06    .61     (.55)      --   (.55)  11.16      5.57    379,342
  2001         10.62       .57        .48   1.05     (.57)      --   (.57)  11.10     10.05    385,226
  2000         11.57       .57       (.93)  (.36)    (.57)    (.02)  (.59)  10.62     (3.18)   389,898
Class B (2/97)
  2004         11.77       .45       (.61)  (.16)    (.45)      --   (.45)  11.16     (1.34)    26,057
  2003         11.15       .45        .63   1.08     (.46)      --   (.46)  11.77      9.85     28,080
  2002         11.09       .47        .05    .52     (.46)      --   (.46)  11.15      4.79     22,433
  2001         10.62       .48        .48    .96     (.49)      --   (.49)  11.09      9.16     19,846
  2000         11.56       .49       (.93)  (.44)    (.48)    (.02)  (.50)  10.62     (3.82)    14,970
Class C (8/93)
  2004         11.76       .47       (.60)  (.13)    (.48)      --   (.48)  11.15     (1.14)    44,575
  2003         11.15       .47        .62   1.09     (.48)      --   (.48)  11.76      9.99     50,999
  2002         11.09       .49        .06    .55     (.49)      --   (.49)  11.15      5.01     44,984
  2001         10.61       .51        .48    .99     (.51)      --   (.51)  11.09      9.46     41,396
  2000         11.56       .51       (.93)  (.42)    (.51)    (.02)  (.53)  10.61     (3.71)    41,220
Class R (2/97)
  2004         11.77       .56       (.61)  (.05)    (.56)      --   (.56)  11.16      (.41)   139,762
  2003         11.15       .56        .62   1.18     (.56)      --   (.56)  11.77     10.89    154,781
  2002         11.09       .57        .06    .63     (.57)      --   (.57)  11.15      5.80    148,302
  2001         10.62       .59        .48   1.07     (.60)      --   (.60)  11.09     10.19    146,678
  2000         11.57       .60       (.94)  (.34)    (.59)    (.02)  (.61)  10.62     (2.97)   142,031
-------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
             Before Credit/         After          After Credit/
             Reimbursement     Reimbursement(c)   Reimbursement(d)
OHIO       -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
May 31,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (6/85)
  2004          .85%    4.65%      .85%    4.65%     .85 %    4.65%        12%
  2003          .87     4.69       .87     4.69       .87     4.69         12
  2002          .86     4.93       .86     4.93       .86     4.93         21
  2001          .86     5.13       .86     5.13       .85     5.13         12
  2000          .90     5.25       .90     5.25       .89     5.25         11
Class B (2/97)
  2004         1.60     3.90      1.60     3.90      1.60     3.90         12
  2003         1.62     3.94      1.62     3.94      1.61     3.94         12
  2002         1.61     4.17      1.61     4.17      1.61     4.18         21
  2001         1.61     4.37      1.61     4.37      1.60     4.37         12
  2000         1.65     4.51      1.65     4.51      1.64     4.52         11
Class C (8/93)
  2004         1.40     4.10      1.40     4.10      1.40     4.10         12
  2003         1.42     4.14      1.42     4.14      1.41     4.14         12
  2002         1.41     4.37      1.41     4.37      1.41     4.38         21
  2001         1.41     4.57      1.41     4.57      1.40     4.58         12
  2000         1.45     4.69      1.45     4.69      1.44     4.70         11
Class R (2/97)
  2004          .65     4.85       .65     4.85       .65     4.85         12
  2003          .67     4.89       .67     4.89       .67     4.89         12
  2002          .66     5.12       .66     5.12       .66     5.13         21
  2001          .66     5.32       .66     5.32       .65     5.33         12
  2000          .70     5.45       .70     5.45       .69     5.46         11
------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.



                                See accompanying notes to financial statements.

----
67

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations        Less Distributions
                     ---------------------------  -----------------------                     -------


WISCONSIN


                                      Net
                                Realized/
                               Unrealized
           Beginning       Net    Invest-             Net                  Ending              Ending
                 Net   Invest-       ment         Invest-                     Net                 Net
Year Ended     Asset      ment       Gain            ment  Capital          Asset     Total    Assets
May 31,        Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)     (000)
------------------------------------------------------------------------------------------------------
Class A (6/94)
  2004        $10.62      $.43      $(.45) $(.02)   $(.44)   $  --  $(.44) $10.16      (.33)% $39,033
  2003         10.14       .43        .49    .92     (.44)      --   (.44)  10.62      9.41    42,360
  2002          9.97       .44        .17    .61     (.44)      --   (.44)  10.14      6.26    40,199
  2001          9.24       .45        .72   1.17     (.44)      --   (.44)   9.97     12.84    30,944
  2000         10.20       .44       (.95)  (.51)    (.44)    (.01)  (.45)   9.24     (5.04)   30,146
Class B (2/97)
  2004         10.65       .35       (.46)  (.11)    (.36)      --   (.36)  10.18     (1.01)    4,568
  2003         10.17       .36        .49    .85     (.37)      --   (.37)  10.65      8.53     5,960
  2002         10.00       .37        .17    .54     (.37)      --   (.37)  10.17      5.49     5,224
  2001          9.27       .38        .72   1.10     (.37)      --   (.37)  10.00     11.98     4,401
  2000         10.23       .37       (.95)  (.58)    (.37)    (.01)  (.38)   9.27     (5.75)    3,977
Class C (2/97)
  2004         10.65       .37       (.46)  (.09)    (.38)      --   (.38)  10.18      (.84)    4,632
  2003         10.16       .38        .50    .88     (.39)      --   (.39)  10.65      8.83     4,536
  2002         10.00       .39        .16    .55     (.39)      --   (.39)  10.16      5.58     3,282
  2001          9.26       .40        .73   1.13     (.39)      --   (.39)  10.00     12.31     5,408
  2000         10.22       .39       (.95)  (.56)    (.39)    (.01)  (.40)   9.26     (5.56)    4,366
Class R (2/97)
  2004         10.67       .45       (.46)  (.01)    (.46)      --   (.46)  10.20      (.10)      177
  2003         10.18       .46        .50    .96     (.47)      --   (.47)  10.67      9.62       176
  2002         10.02       .47        .16    .63     (.47)      --   (.47)  10.18      6.36        97
  2001          9.28       .47        .73   1.20     (.46)      --   (.46)  10.02     13.10        51
  2000         10.23       .46       (.94)  (.48)    (.46)    (.01)  (.47)   9.28     (4.73)       45
------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
                       Before Credit/         After          After Credit/
                       Reimbursement     Reimbursement(c)   Reimbursement(d)
WISCONSIN            -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
May 31,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (6/94)
  2004          .92%    4.12%      .92%    4.12%      .91%    4.13%        21%
  2003          .93     4.19       .93     4.19       .91     4.20          8
  2002          .93     4.39       .93     4.39       .92     4.40         19
  2001          .97     4.59       .97     4.59       .95     4.61         16
  2000         1.14     4.50      1.02     4.62      1.01     4.63         26
Class B (2/97)
  2004         1.67     3.37      1.67     3.37      1.66     3.38         21
  2003         1.67     3.44      1.67     3.44      1.66     3.45          8
  2002         1.68     3.65      1.68     3.65      1.67     3.66         19
  2001         1.72     3.84      1.72     3.84      1.70     3.86         16
  2000         1.89     3.75      1.76     3.87      1.75     3.88         26
Class C (2/97)
  2004         1.47     3.57      1.47     3.57      1.46     3.58         21
  2003         1.47     3.64      1.47     3.64      1.45     3.65          8
  2002         1.51     3.85      1.51     3.85      1.49     3.86         19
  2001         1.52     4.04      1.52     4.04      1.50     4.05         16
  2000         1.69     3.95      1.57     4.07      1.56     4.08         26
Class R (2/97)
  2004          .72     4.32       .72     4.32       .71     4.33         21
  2003          .72     4.39       .72     4.39       .70     4.41          8
  2002          .73     4.60       .73     4.60       .72     4.62         19
  2001          .77     4.79       .77     4.79       .75     4.80         16
  2000          .92     4.67       .79     4.81       .78     4.82         26
------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.



                                See accompanying notes to financial statements.

----
68

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Multistate Trust IV:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Kansas Municipal Bond Fund, Nuveen Kentucky Municipal Bond Fund, Nuveen Michigan Municipal Bond Fund, Nuveen Missouri Municipal Bond Fund, Nuveen Ohio Municipal Bond Fund and Nuveen Wisconsin Municipal Bond Fund (constituting the Nuveen Multistate Trust IV, hereafter referred to as the "Funds") at May 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the periods ended May 31, 2001 and prior were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion in the report dated July 11, 2001.

PricewaterhouseCoopers LLP

Chicago, IL
July 16, 2004


----
69

  Trustees and Officers
================================================================================

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at seven. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                         Number of
                                                                                                       Portfolios in
Name,                       Position(s)      Year First  Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or  Including other Directorships                  Overseen by
and Address                 the Funds       Appointed(2) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


--------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994     Chairman and Director (since 1996) of Nuveen       144
3/28/49                     Board and                    Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive         Trustee                      LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                        (since 1996) of Nuveen Advisory Corp. and
                                                         Nuveen Institutional Advisory Corp.;
                                                         Chairman and Director (since 1997) of Nuveen
                                                         Asset Management, Inc.; Director (since
                                                         1996) of Institutional Capital Corporation;
                                                         Chairman and Director (since 1999) of
                                                         Rittenhouse Asset Management, Inc.; Chairman
                                                         of Nuveen Investments Advisers Inc. (since
                                                         2002).

Trustees who are not interested persons of the Funds:


--------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee             1997     Private Investor and Management Consultant.        144
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993     Retired (1989) as Senior Vice President of         144
7/29/34                                                  The Northern Trust Company; Director,
333 W. Wacker Drive                                      Community Advisory Board for Highland Park
Chicago, IL 60606                                        and Highwood, United Way of the North Shore
                                                         (since 2002).


--------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999     President, The Hall-Perrine Foundation, a          144
10/22/48                                                 private philanthropic corporation (since
333 W. Wacker Drive                                      1996); Director, Alliant Energy; Director
Chicago, IL 60606                                        and Vice Chairman, United Fire & Casualty
                                                         Company; formerly Director, Federal Reserve
                                                         Bank of Chicago; formerly, President and
                                                         Chief Operating Officer, SCI Financial
                                                         Group, Inc., a regional financial services
                                                         firm.


--------------------------------------------------------------------------------------------------------------------
William C. Hunter           Trustee             2004     Dean and Distinguished Professor of Finance,       144
3/6/48                                                   School of Business at the University of
333 W. Wacker Drive                                      Connecticut; previously Senior Vice
Chicago, IL 60606                                        President and Director of Research at the
                                                         Federal Reserve Bank of Chicago (1995-2003);
                                                         Director, Credit Research Center at
                                                         Georgetown University; Director of Xerox
                                                         Corporation (since 2004).


--------------------------------------------------------------------------------------------------------------------
William J. Schneider        Trustee             1997     Senior Partner and Chief Operating Officer,        144
9/24/44                                                  Miller-Valentine Group, Vice President,
333 W. Wacker Drive                                      Miller-Valentine Realty, a construction
Chicago, IL 60606                                        company; Chair, Miami Valley Hospital;
                                                         Chair, Dayton Development Coalition;
                                                         formerly, Member, Community Advisory Board,
                                                         National City Bank, Dayton, Ohio and
                                                         Business Advisory Council, Cleveland Federal
                                                         Reserve Bank.


--------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale         Trustee             1997     Executive Director, Gaylord and Dorothy            144
12/29/47                                                 Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                      thereto, Executive Director, Great Lakes
Chicago, IL 60606                                        Protection Fund (from 1990 to 1994).

----
70

                                                                                                   Number of
                                                                                                 Portfolios in
Name,                  Position(s)     Year First                                                Fund Complex
Birthdate              Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address            the Funds      Appointed(3) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------

Officers of the Funds:

--------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman   Chief              1988     Managing Director (since 2002), Assistant          144
9/9/56                 Administrative              Secretary and Associate General Counsel,
333 W. Wacker Drive    Officer                     formerly, Vice President and Assistant
Chicago, IL 60606`                                 General Counsel of Nuveen Investments, LLC;
                                                   Managing Director (since 2002), General
                                                   Counsel and Assistant Secretary, formerly,
                                                   Vice President of Nuveen Advisory Corp. and
                                                   Nuveen Institutional Advisory Corp.;
                                                   Managing Director (since 2002), Assistant
                                                   Secretary and Associate General Counsel,
                                                   formerly, Vice President (since 2000), of
                                                   Nuveen Asset Management, Inc. Assistant
                                                   Secretary of Nuveen Investments, Inc. (since
                                                   1994); Assistant Secretary of NWQ Investment
                                                   Management Company, LLC (since 2002); Vice
                                                   President and Assistant Secretary of Nuveen
                                                   Investments Advisers Inc. (since 2002);
                                                   Managing Director, Associate General Counsel
                                                   and Assistant Secretary of Rittenhouse Asset
                                                   Management, Inc. (since 2003); Chartered
                                                   Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Michael T. Atkinson    Vice President     2000     Vice President (since 2002), formerly,             144
2/3/66                 and Assistant               Assistant Vice President (since 2000),
333 W. Wacker Drive    Secretary                   previously, Associate of Nuveen Investments,
Chicago, IL 60606                                  LLC.


--------------------------------------------------------------------------------------------------------------
Paul L. Brennan        Vice President     1999     Vice President (since 2002), formerly,             128
11/10/66                                           Assistant Vice President (since 1997), of
333 W. Wacker Drive                                Nuveen Advisory Corp.; prior thereto,
Chicago, IL 60606                                  portfolio manager of Flagship Financial
                                                   Inc.; Chartered Financial Analyst and
                                                   Certified Public Accountant.


--------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo      Vice President     1999     Vice President of Nuveen Investments, LLC          144
11/28/67               and Treasurer               (since 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                                President (since 1997); Vice President and
Chicago, IL 60606                                  Treasurer of Nuveen Investments, Inc. (since
                                                   1999); Vice President and Treasurer of
                                                   Nuveen Advisory Corp. and Nuveen
                                                   Institutional Advisory Corp (since 1999);
                                                   Vice President and Treasurer of Nuveen Asset
                                                   Management, Inc. (since 2002) and of Nuveen
                                                   Investments Advisers Inc. (since 2002);
                                                   Assistant Treasurer of NWQ Investment
                                                   Management Company, LLC (since 2002); Vice
                                                   President and Treasurer of Nuveen
                                                   Rittenhouse Asset Management, Inc. (since
                                                   2003); Chartered Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Jessica R. Droeger     Vice President     2000     Vice President (since 2002) and Assistant          144
9/24/64                and Secretary               General Counsel (since 1998); formerly,
333 W. Wacker Drive                                Assistant Vice President (since 1998) of
Chicago, IL 60606                                  Nuveen Investments, LLC; Vice President
                                                   (since 2002) and Assistant Secretary (since
                                                   1998), formerly Assistant Vice President of
                                                   Nuveen Advisory Corp. and Nuveen
                                                   Institutional Advisory Corp.


--------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson      Vice President     1998     Managing Director (since 2004) formerly,           144
10/24/45                                           Vice President of Nuveen Investments, LLC;
333 W. Wacker Drive                                Managing Director (since 2004) formerly,
Chicago, IL 60606                                  Vice President (since 1998) of Nuveen
                                                   Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.


--------------------------------------------------------------------------------------------------------------
William M. Fitzgerald  Vice President     1995     Managing Director (since 2002) of Nuveen           144
3/2/64                                             Investments, LLC; Managing Director (since
333 W. Wacker Drive                                2001), formerly Vice President of Nuveen
Chicago, IL 60606                                  Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp. (since 1995); Managing
                                                   Director of Nuveen Asset Management, Inc.
                                                   (since 2001); Vice President of Nuveen
                                                   Investment Advisers Inc. (since 2002);
                                                   Chartered Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Stephen D. Foy         Vice President     1998     Vice President (since 1993) and Funds              144
5/31/54                and Controller              Controller (since 1998) of Nuveen
333 W. Wacker Drive                                Investments, LLC and Vice President and
Chicago, IL 60606                                  Funds Controller (since 1998) of Nuveen
                                                   Investments, Inc.; Certified Public
                                                   Accountant.

----
71

================================================================================

                                                                                                Number of
                                                                                              Portfolios in
Name,               Position(s)     Year First                                                Fund Complex
Birthdate           Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address         the Funds      Appointed(3) During Past 5 Years                              Trustee
-----------------------------------------------------------------------------------------------------------
J. Thomas Futrell   Vice President     1988     Vice President of Nuveen Advisory Corp.;           128
7/5/55                                          Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606


-----------------------------------------------------------------------------------------------------------
Steven J. Krupa     Vice President     1990     Vice President of Nuveen Advisory Corp.            128
8/21/57
333 W. Wacker Drive
Chicago, IL 60606


-----------------------------------------------------------------------------------------------------------
David J. Lamb       Vice President     2000     Vice President (since 2000) of Nuveen              144
3/22/63                                         Investments, LLC, previously Assistant Vice
333 W. Wacker Drive                             President (since 1999); prior thereto,
Chicago, IL 60606                               Associate of Nuveen Investments, LLC;
                                                Certified Public Accountant.


-----------------------------------------------------------------------------------------------------------
Tina M. Lazar       Vice President     2002     Vice President (since 1999), previously,           144
8/27/61                                         Assistant Vice President (since 1993) of
333 W. Wacker Drive                             Nuveen Investments, LLC.
Chicago, IL 60606


-----------------------------------------------------------------------------------------------------------
Larry W. Martin     Vice President     1988     Vice President, Assistant Secretary and            144
7/27/51             and Assistant               Assistant General Counsel of Nuveen
333 W. Wacker Drive Secretary                   Investments, LLC; Vice President and
Chicago, IL 60606                               Assistant Secretary of Nuveen Advisory Corp.
                                                and Nuveen Institutional Advisory Corp.;
                                                Assistant Secretary of Nuveen Investments,
                                                Inc. and (since 1997) Nuveen Asset
                                                Management, Inc.; Vice President (since
                                                2000), Assistant Secretary and Assistant
                                                General Counsel (since 1998) of Rittenhouse
                                                Asset Management, Inc.; Vice President and
                                                Assistant Secretary of Nuveen Investments
                                                Advisers Inc. (since 2002); Assistant
                                                Secretary of NWQ Investment Management
                                                Company, LLC (since 2002).


-----------------------------------------------------------------------------------------------------------
John V. Miller      Vice President     2003     Vice President (since 2003) previously,            128
4/10/67                                         Assistant Vice President (since 1999), prior
333 W. Wacker Drive                             thereto, credit analyst (since 1996) of
Chicago, IL 60606                               Nuveen Advisory Corp.; Chartered Financial
                                                Analyst.


-----------------------------------------------------------------------------------------------------------
Edward F. Neild, IV Vice President     1996     Managing Director (since 2002) of Nuveen           144
7/7/65                                          Investments, LLC; Managing Director (since
333 W. Wacker Drive                             1997), formerly Vice President (since 1996)
Chicago, IL 60606                               of Nuveen Advisory Corp. and Nuveen
                                                Institutional Advisory Corp.; Managing
                                                Director of Nuveen Asset Management, Inc.
                                                (since 1999). Chartered Financial Analyst.


-----------------------------------------------------------------------------------------------------------
Daniel S. Solender  Vice President     2003     Vice President of Nuveen Advisory Corp.            128
10/27/65                                        (since 2003); previously, Principal and
333 W. Wacker Drive                             portfolio manager with The Vanguard Group
Chicago, IL 60606                               (1999-2003); prior thereto, Assistant Vice
                                                President of the Nuveen Advisory Corp.;
                                                Chartered Financial Analyst.


-----------------------------------------------------------------------------------------------------------
Thomas C. Spalding  Vice President     1982     Vice President of Nuveen Advisory Corp. and        128
7/31/51                                         Nuveen Institutional Advisory Corp.;
333 W. Wacker Drive                             Chartered Financial Analyst.
Chicago, IL 60606

(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

----
72

  Fund Information
================================================================================


   Fund Manager          Legal Counsel              Transfer Agent and
   Nuveen Advisory Corp. Chapman and Cutler LLP     Shareholder Services
   333 West Wacker Drive Chicago, IL                Boston Financial
   Chicago, IL 60606                                Data Services, Inc.
                         Independent Registered     Nuveen Investor Services
                         Public Accounting Firm     P.O. Box 8530
                         PricewaterhouseCoopers LLP Boston, MA 02266-8530
                         Chicago, IL                (800) 257-8787

                         Custodian
                         State Street Bank & Trust
                         Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC Yield: A standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.



================================================================================

Proxy Voting Policies and Procedures: A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Nuveen Investments at (800) 257-8787; and (ii) on the Commission's website at http://www.sec.gov.
================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
73

--------------------------------------------------------------------------------



                          Serving

            Investors

                                  for Generations
--------------------------------------------------------------------------------

                                  Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

                                  Managing $102 billion in assets, Nuveen
                                  Investments provides high-quality investment services that contribute to the building of well diversified investment portfolios. The Company serves institutional clients, financial advisors and high-net-worth investors. The firm's asset management capabilities are marketed through four distinct brands, each with an independent investment team and area of expertise:
                                  Nuveen, focused on fixed-income investments;
                                  NWQ, specializing in value-style equities;
                                  Rittenhouse, dedicated to conservative
                                  growth-style equities; and Symphony, with expertise in alternative investment portfolios.

                                  To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787.




Distributed by

Nuveen Investments, LLC 333 West Wacker Drive Chicago, Illinois 60606 www.nuveen.com

MAN-MS6-0504D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The registrant has posted such code of ethics on its website at www.nuveen.com/etf.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors determined that the registrant had at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert was William E. Bennett, who was "independent" for purposes of Item 3 of Form N-CSR.

Although Mr. Bennett served as the audit committee financial expert for the majority of the reporting period, he unexpectedly resigned from the Board effective April 30, 2004. Since that time, the Audit Committee determined that Jack B. Evans, the Chairman of the Audit Committee, qualifies as an audit committee financial expert and recommended to the full Board that he be designated as such. On July 26, 2004, the full Board voted to so designate Mr. Evans.

Mr. Bennett was formerly Executive Vice President and Chief Credit Officer of First Chicago Corporation and its principal subsidiary, The First National Bank of Chicago. As part of his role as Chief Credit Officer, Mr. Bennett set policy as to accrual of assets/loans; designated performing/non-performing assets; set the level of reserves against the credit portfolio; and determined the carrying value of credit related assets and exposure. Among other things, Mr. Bennett was also responsible for the oversight of the internal analysis function including setting ground rules for the review and preparation of financial analysis and financial statements for use in making credit and risk decisions for clients. Mr. Bennett has significant experience reviewing, analyzing and evaluating financial statements of domestic and international companies in a variety of industries with complex accounting issues.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following table shows the amount of fees that PricewaterhouseCoopers LLP, the Trust's auditor, billed to the Trust during the Trust's last two full fiscal years. For engagements with PricewaterhouseCoopers LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

              SERVICES THAT THE TRUST'S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended             Audit Fees Billed    Audit-Related Fees       Tax Fees         All Other Fees
May 31, 2004                      to Funds           Billed to Funds     Billed to Funds     Billed to Funds
-------------------------------------------------------------------------------------------------------------
Name of Series
--------------
Kansas                              $ 9,172                $ 0               $   174               $ 0
Kentucky                             18,269                  0                   612                 0
Michigan                             12,367                  0                   334                 0
Missouri                             12,440                  0                   328                 0
Ohio                                 20,545                  0                   724                 0
Wisconsin                             6,989                  0                    60                 0
                              -------------------------------------------------------------------------------
  Total                             $79,782                $ 0               $ 2,232               $ 0

The above "Tax Fees" were billed for professional services for tax advice, tax compliance and tax planning.

                                           Percentage Approved Pursuant to Pre-approval Exception
                              -------------------------------------------------------------------------------
                              Audit Fees Billed    Audit-Related Fees       Tax Fees         All Other Fees
                                  to Funds           Billed to Funds     Billed to Funds     Billed to Funds
-------------------------------------------------------------------------------------------------------------
Name of Series
--------------
Kansas                                 0%                    0%                  0%                 0%
Kentucky                               0                     0                   0                  0
Michigan                               0                     0                   0                  0
Missouri                               0                     0                   0                  0
Ohio                                   0                     0                   0                  0
Wisconsin                              0                     0                   0                  0

Fiscal Year Ended             Audit Fees Billed    Audit-Related Fees       Tax Fees         All Other Fees
May 31, 2003                      to Funds           Billed to Funds     Billed to Funds     Billed to Funds
-------------------------------------------------------------------------------------------------------------
Name of Series
--------------
Kansas                              $ 8,769                $ 0               $   658               $ 0
Kentucky                             17,657                  0                   658                 0
Michigan                             12,510                  0                   658                 0
Missouri                             11,943                  0                   658                 0
Ohio                                 20,783                  0                   658                 0
Wisconsin                             6,594                  0                   658                 0
                              -------------------------------------------------------------------------------
  Total                             $78,256                $ 0               $ 3,948               $ 0

The above "Tax Fees" were billed for professional services for tax advice, tax compliance and tax planning.

                                           Percentage Approved Pursuant to Pre-approval Exception
                              -------------------------------------------------------------------------------
                              Audit Fees Billed    Audit-Related Fees       Tax Fees         All Other Fees
                                  to Funds           Billed to Funds     Billed to Funds     Billed to Funds
-------------------------------------------------------------------------------------------------------------
Name of Series
--------------
Kansas                                N/A                  N/A                  N/A                N/A
Kentucky                              N/A                  N/A                  N/A                N/A
Michigan                              N/A                  N/A                  N/A                N/A
Missouri                              N/A                  N/A                  N/A                N/A
Ohio                                  N/A                  N/A                  N/A                N/A
Wisconsin                             N/A                  N/A                  N/A                N/A

                 SERVICES THAT THE TRUST'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following table shows the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Advisory Corp. ("NAC" or the "Adviser"), and any entity controlling, controlled by or under common control with NAC that provides ongoing services to the Trust ("Affiliated Fund Service Provider"), for engagements directly related to the Trust's operations and financial reporting, during the Trust's last two full fiscal years.

                               Audit-Related Fees      Tax Fees Billed to      All Other Fees
                              Billed to Adviser and       Adviser and         Billed to Adviser
Fiscal Year Ended                Affiliated Fund        Affiliated Fund      and Affiliated Fund
May 31, 2004                    Service Providers      Service Providers      Service Providers
------------------------------------------------------------------------------------------------
                                       $0                      $0                     $0




                                    Percentage Approved Pursuant to Pre-approval Exception
                              ------------------------------------------------------------------
                               Audit-Related Fees      Tax Fees Billed to      All Other Fees
                              Billed to Adviser and       Adviser and         Billed to Adviser
                                 Affiliated Fund        Affiliated Fund      and Affiliated Fund
                                Service Providers      Service Providers      Service Providers
                              ------------------------------------------------------------------
                                       0%                      0%                     0%




                               Audit-Related Fees      Tax Fees Billed to      All Other Fees
                              Billed to Adviser and       Adviser and         Billed to Adviser
Fiscal Year Ended                Affiliated Fund        Affiliated Fund      and Affiliated Fund
May 31, 2003                    Service Providers      Service Providers      Service Providers
-----------------------------------------------------------------------------------------------------
                                       $0                      $0                     $0




                                    Percentage Approved Pursuant to Pre-approval Exception
                              ------------------------------------------------------------------
                               Audit-Related Fees      Tax Fees Billed to      All Other Fees
                              Billed to Adviser and       Adviser and         Billed to Adviser
                                 Affiliated Fund        Affiliated Fund      and Affiliated Fund
                                Service Providers      Service Providers      Service Providers
                              ------------------------------------------------------------------
                                       0%                      0%                     0%





The table also shows the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Trust's audit is completed.

                               NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Trust's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement relates directly to the Trust's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Trust's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP's independence.

                                                       Total Non-Audit Fees
                                                       billed to Adviser and
                                                      Affiliated Fund Service      Total Non-Audit Fees
                                                       Providers (engagements      billed to Adviser and
                                                      related directly to the     Affiliated Fund Service
Fiscal Year Ended             Total Non-Audit Fees    operations and financial     Providers (all other
May 31, 2004                     Billed to Trust      reporting of the Trust)           engagements)            Total
------------------------------------------------------------------------------------------------------------------------
Name of Series
--------------
Kansas                               $  174                      $ 0                        $ 0                $  174
Kentucky                                612                        0                          0                   612
Michigan                                334                        0                          0                   335
Missouri                                328                        0                          0                   328
Ohio                                    724                        0                          0                   724
Wisconsin                                60                        0                          0                    60
                              ------------------------------------------------------------------------------------------
  Total                              $2,232                      $ 0                        $ 0                $2,232

                                                       Total Non-Audit Fees
                                                       billed to Adviser and
                                                      Affiliated Fund Service      Total Non-Audit Fees
                                                       Providers (engagements      billed to Adviser and
                                                      related directly to the     Affiliated Fund Service
Fiscal Year Ended             Total Non-Audit Fees    operations and financial     Providers (all other
May 31, 2003                     Billed to Trust      reporting of the Trust)           engagements)            Total
------------------------------------------------------------------------------------------------------------------------
Name of Series
--------------
Kansas                               $  658                      $ 0                        $ 0                $  658
Kentucky                                658                        0                          0                   658
Michigan                                658                        0                          0                   658
Missouri                                658                        0                          0                   658
Ohio                                    658                        0                          0                   658
Wisconsin                               658                        0                          0                   658
                              ------------------------------------------------------------------------------------------
  Total                              $3,948                      $ 0                        $ 0                $3,948

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust's independent accountants and (ii) all audit and non-audit services to be performed by the Trust's independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview all candidates and to make the final selection of any new directors.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment hereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because posted on registrant's website at www.nuveen.com/mf.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust IV
             --------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                          -------------------------------------------
                         Jessica R. Droeger
                         Vice President and Secretary

Date August 6, 2004
     ----------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          -------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (Principal Executive Officer)

Date August 6, 2004
     ----------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                          -------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (Principal Financial Officer)

Date August 6, 2004
     ----------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.